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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811- 07890
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 9/30/10

*	Funds included are: Invesco Municipal Fund, Van Kampen California Insured Tax Free Fund, Invesco Van Kampen Insured Tax Free Income Fund, Invesco Van Kampen Intermeidate Term Municipal Income Fund, Invesco Van Kampen Municipal Income Fund and Invesco Van Kampen New York Tax Free Income Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	September 30, 2010

Invesco Municipal Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
23	Financial Highlights
24	Auditor’s Report
25	Fund Expenses
26	Approval of Investment Advisory and Sub-Advisory Agreements
28	Tax Information
29	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Municipal Fund

Management’s Discussion of Fund Performance

Performance summary
At net asset value, all share classes of Invesco Municipal Fund posted positive returns for the 12-month reporting period ended September 30, 2010. The Fund’s Class A shares underperformed the Invesco Custom Municipal Index . The Fund’s security selection on the long-end of the yield curve, and security selection in the tax-supported sector were the main detractors from relative performance versus the Invesco Custom Municipal Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.96%

Class B Shares*	3.27

Class C Shares*	3.27

Class Y Shares	4.21

Barclays Capital 10-Year Municipal Index▼	6.62

Barclays Capital 5-Year Municipal Index▼	5.63

Custom Invesco Municipal Index■	6.13

Lipper Intermediate Municipal Debt Funds Index▼	5.46

▼	Lipper Inc.; ■Invesco, Barclays Capital

*	Share Class incepted during reporting period. Please see page 7 for detailed explanation of Fund performance.

How we invest
Our investment objective is to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.
     We seek to invest primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Fund may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax and securities on which the interest payments are taxable. The Fund may invest in high yield municipal securities (commonly referred to as “junk bonds”). The Fund will ordinarily seek to maintain an average weighted maturity of between five and 10 years, although there is no minimum or maximum maturity for any individual security.
     The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, swaps, inverse floating rate securities, and other related instruments and techniques.
     The Fund may invest in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.
     We employ a value approach toward fixed income investing. We will vary the Fund’s average duration and maturity and the amount invested in particular types of securities based on the risks and potential rewards offered by different investments. We analyze the credit risk, prepayment risk and call risk posed by specific securities considered for investment.
     We may sell securities when we believe that expected after-tax risk-adjusted return is low compared to other investment opportunities.

Market conditions and your Fund
Market conditions during the 12 months covered in this report were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and across the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels, and few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment and export weakness continued to

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	61%

General Obligation Bonds	38

Pre-refunded Bonds	1

Top 10 Holdings*

1. Mount San Antonio Community College District	2.5%

2. County of Miami-Dade	2.0

3. Miami-Dade County School Board	1.9

4. Regional Transportation District	1.7

5. District of Columbia	1.7

6. Illinois Finance Authority	1.5

7. Florida State Mid-Bay Bridge Authority	1.3

8. City of Houston	1.3

9. Chicago Transit Authority	1.3

10. Seminole County School Board	1.3

Total Net Assets	$346.5 million

Total Number of Holdings*	167
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Municipal Fund

weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by saying, “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening largely as a result of continued flows into the municipal market combined with less tax-exempt issuance. Fund flows remained strong after a record 2009. In addition, year-to-date issuance through the end of the reporting period was about 2.2% ahead of last year’s pace, at $293.2 billion versus $286.9 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable municipals.3
     At net asset value, the Fund generated positive absolute returns for the reporting period, but underperformed the Custom Invesco Municipal Index. In terms of the yield curve, security selection on the long end of the curve detracted from returns.
     During the reporting period, lower rated tax-exempt bonds experienced greater price increases than high quality issues. An overweight exposure to BBB and non-rated bonds was a positive contributor to relative and absolute returns; however, this was slightly offset by security selection.
     At the sector level, the Fund’s security selection in the tax-supported sector, specifically local general obligation bonds, was the primary detractor on a relative basis. Security selection in the transportation sector and utility sector also detracted from returns.
     Our underweight exposure to pre-refunded bonds contributed to relative performance during the period. Also, security selection within bonds issued in Texas contributed to returns.
     Thank you for investing in Invesco Municipal Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Municipal Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Municipal Fund. Mr. Wimmel joined Invesco in 2010.
Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 9/30/92, Fund data from 10/1/92
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 12/31/07, Fund data from 1/2/08

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s Class A shares. The performance of the
Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     The first chart above is a logarithmic chart, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in charts over longer time periods. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. Each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco Municipal Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

			After Taxes on Distributions
		After Taxes	and Sale of
	Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (1/2/08)	0.54%	0.08%	0.57%

1 Year	-0.96	-1.80	-0.16

Class B Shares

Inception	0.57%	0.13%	0.63%

1 Year	-1.73	-2.52	-0.64

Class C Shares

Inception	1.59%	1.16%	1.50%

1 Year	2.27	1.48	1.96

Class Y Shares

Inception (10/1/92)	5.56%	5.32%	5.24%

10 Years	4.66	4.41	4.36

5 Years	3.46	3.06	3.19

1 Year	4.21	3.27	3.25

Effective June 1, 2010, Class H, Class L and Class P shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A shares and Class I shares were reorganized into Class Y shares, of Invesco Municipal Fund. Returns shown above for Class Y and Class A shares are blended returns of the predecessor fund and Invesco Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class B and Class C shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class P shares restated to reflect the higher 12b-1fees applicable to Class B and Class C shares, respectively. Class B and Class C shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class P shares was January 2, 2008.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.75%, 1.50%, 1.50% and 0.50%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.77%, 1.52%, 1.52% and

0.52%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

continued from page 8

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	Invesco Municipal Fund

Invesco Municipal Fund’s investment objective is to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.
■	The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price, and may have a higher incidence of default than higher grade securities.

■	Municipal obligations may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source, and therefore involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.

■	Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

About indexes used in this report
■	The Barclays Capital 10-Year Municipal Index is an unmanaged index with maturities between nine and 12 years. The Barclays Capital 10-Year Municipal Index is the 10-Year total return subset of the Barclays Capital Municipal Bond Index.

■	The Barclays Capital 5-Year Municipal Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Barclays Capital 5-Year Municipal Index is the 5-year (4-6) component of the Barclays Capital Municipal Bond Index.

■	The Custom Invesco Municipal Index is an unmanaged index comprised of the Barclays Capital Long Municipal Index from October 1, 1992 to March 31, 1996, and 50% Barclays Capital 10-Year Municipal Index and 50% Barclays Capital 5-Year Municipal Index thereafter.

■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MSMHX
Class B Shares	IMUGX
Class C Shares	IMUHX
Class Y Shares	MPMFX

8	Invesco Municipal Fund

Schedule of Investments

September 30, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–99.3%
Alaska–0.9%
Alaska Railroad Corp., Revenue Bonds, (FGIC)(a)	5.00%	08/01/15	$2,680	$3,031,857

Arizona–0.4%
Maricopa County Pollution Control, Arizona Public Service Co., Ser 2009 A(b)	6.00%	05/01/29	1,400	1,514,940

California–17.2%
California State Public Works Board, Revenue Bonds	5.50%	06/01/15	1,275	1,397,005

California State Public Works Board, Revenue Bonds	5.25%	06/01/13	1,150	1,241,195

California State, General Obligation Bonds	5.25%	02/01/14	1,375	1,526,374

County of Riverside, (AMBAC; COP)(a)	5.00%	11/01/14	3,500	3,878,000

Eureka, Union School District, General Obligation Bonds, (MBIA)(a)(c)	0.00%	08/01/28	1,500	514,515

Indio Redevelopment Agency, Tax Allocation, Ser 2008 A	5.00%	08/15/24	1,470	1,506,941

Indio, Redevelopment Agency, Tax Allocation, Tax Allocation Ser 2008 A	5.125%	08/15/25	2,015	2,071,380

Long Beach, Community College District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	05/01/14	2,465	2,281,727

Los Angeles, Unified School District, General Obligation Bonds, Election of 2004 Ser I	5.25%	07/01/22	3,200	3,694,528

Mount San Antonio, Community College District, General Obligation Bonds, (MBIA)(a)(c)	0.00%	08/01/16	10,000	8,523,100

Murrieta Valley, Unified School District, Public Financing Authority, General Obligation Bonds, (FSA)(a)(c)	0.00%	09/01/24	620	308,834

Murrieta Valley, Unified School District, Public Financing Authority, General Obligation Bonds, (FSA)(a)(c)	0.00%	09/01/27	4,050	1,660,419

Norwalk-LA Mirada, Unified School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	08/01/25	8,900	4,037,129

Palomar Pomerado Health, (MBIA)(a)(c)	0.00%	08/01/19	4,320	2,983,349

Palomar Pomerado Health, (MBIA)(a)(c)	0.00%	08/01/16	1,880	1,570,590

Palomar Pomerado Health, (MBIA)(a)(c)	0.00%	08/01/17	4,970	3,932,115

Santa Ana, Unified School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	08/01/19	3,425	2,406,576

Santa Ana, Unified School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	08/01/20	2,050	1,348,100

Twin Rivers Unified School District, Ser 2009 (BANs)(c)	0.00%	04/01/14	2,950	2,685,503

Union Elementary School District, General Obligation Bonds, (MBIA)(a)(c)	0.00%	09/01/27	6,000	2,459,880

William S. Hart Union High School District, General Obligation Bonds, (FSA)(a)(c)	0.00%	09/01/21	7,065	4,287,324

William S. Hart Union High School District, General Obligation Bonds, (FSA)(a)(c)	0.00%	09/01/22	3,000	1,666,590

William S. Hart Union High School District, General Obligation Bonds, (FSA)(a)(c)	0.00%	09/01/24	7,725	3,785,791

				59,766,965

Colorado–2.0%
Regional Transportation District, (AMBAC; COP)(a)	5.25%	07/15/19	1,000	1,073,420

Regional Transportation District, (AMBAC; COP)(a)	5.00%	12/01/12	5,540	5,970,292

				7,043,712

District of Columbia–2.5%
District of Columbia, General Obligation Bonds, (FSA)(a)	5.00%	06/01/16	2,325	2,720,134

District of Columbia, General Obligation Bonds, (FSA)(a)	5.00%	06/01/19	5,000	5,779,050

				8,499,184

Florida–14.8%
Citizens Property Insurance Corp., Revenue Bonds, (MBIA)(a)	5.00%	03/01/12	3,000	3,113,670

County of Miami-Dade, Revenue Bonds, (FGIC)(a)	5.00%	08/01/12	6,655	7,070,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

County of Miami-Dade, Revenue Bonds, (FGIC)(a)	5.00%	08/01/13	$1,810	$1,964,954

County of Osceola, Revenue Bonds, (AMBAC)(a)	5.00%	10/01/12	1,930	2,067,030

County of Osceola, Revenue Bonds, (AMBAC)(a)	5.00%	10/01/13	3,140	3,456,638

County of St. Lucie, Transportation Revenue Bonds, (AMBAC)(a)	5.00%	08/01/13	1,000	1,109,480

Florida Municipal Loan Council, Revenue Bonds, (MBIA)(a)	5.00%	10/01/12	1,040	1,121,359

Florida Municipal Loan Council, Revenue Bonds, (MBIA)(a)	5.00%	10/01/13	1,630	1,803,236

Florida State Board of Education, Revenue Bonds, (AMBAC)(a)	5.00%	07/01/19	2,500	2,786,850

Florida State Mid-Bay Bridge Authority, Ser 2008 (AGC)(a)	5.00%	10/01/22	4,225	4,556,916

Miami-Dade County School Board, General Obligation Bonds, (COP; FGIC)(a)	5.00%	05/01/13	5,995	6,475,140

Palm Beach County School Board, General Obligation Bonds, (MBIA)(a)	5.00%	08/01/13	3,735	4,118,510

Palm Beach County School Board, General Obligation Bonds, (MBIA)(a)	5.00%	08/01/12	3,545	3,799,531

Seminole County, School Board, (AMBAC; COP)(a)	5.00%	07/01/12	4,070	4,328,933

Tallahassee Blueprint 2000 Intergovernmental Agency, Revenue Bonds, (MBIA)(a)	5.00%	10/01/14	1,500	1,683,840

Tallahassee Blueprint 2000 Intergovernmental Agency, Revenue Bonds, (MBIA)(a)	5.00%	10/01/13	1,605	1,766,848

				51,223,473

Illinois–12.3%
Chicago, Board of Education, General Obligation Bonds, (FSA)(a)	5.00%	12/01/17	1,010	1,184,013

Chicago, General Obligation Bonds, (FGIC)(a)(c)	0.00%	01/01/19	4,000	2,891,760

Chicago, Transit Authority, Revenue Bonds, (AGC)(a)	5.25%	06/01/24	3,965	4,346,948

Chicago, Transit Authority, Ser 2008 (AGC)(a)	5.25%	06/01/23	2,200	2,424,686

Cook County, School District, General Obligation Bonds, (MBIA)(a)(c)	0.00%	12/01/22	4,125	2,421,334

Illinois Finance Authority, Edward Hospital, Revenue Bonds, (AMBAC)(a)	6.00%	02/01/23	900	1,001,970

Illinois Finance Authority, Edward Hospital, Revenue Bonds, (AMBAC)(a)	6.00%	02/01/24	1,175	1,294,028

Illinois Finance Authority, Edward Hospital, Revenue Bonds, (AMBAC)(a)	6.00%	02/01/26	380	414,238

Illinois Finance Authority, Elmhurst, Revenue Bonds	7.00%	11/15/15	1,000	1,006,670

Illinois Finance Authority, Gas Supply, Revenue Bonds(b)	3.75%	02/01/33	5,150	5,178,222

Illinois Finance Authority, Northwestern Memorial Hospital, Revenue Bonds, Ser 2009 B	5.00%	08/15/16	1,890	2,133,413

Illinois Health Facilities Authority, Revenue Bonds, (MBIA)(a)	5.00%	11/15/12	1,000	1,002,420

Illinois Municipal Electric Agency, Revenue Bonds, (FGIC)(a)	5.00%	02/01/13	1,065	1,148,954

Illinois Municipal Electric Agency, Revenue Bonds, (FGIC)(a)	5.00%	02/01/15	1,000	1,120,930

Kendall, Kane & Will Counties, Community School District No. 308, General Obligation Bonds, (FSA)(a)(c)	0.00%	02/01/23	5,540	3,316,410

Kendall, Kane & Will Counties, Community School District No. 308, General Obligation Bonds, (FSA)(a)(c)	0.00%	02/01/25	2,250	1,203,908

Lake County, Community Consolidated School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	12/01/21	330	234,713

Lake County, Community Consolidated School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	12/01/19	3,585	2,593,747

Lake County, Community Consolidated School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	12/01/21	4,045	2,612,099

Madison & Jersey Counties, Unit School District, General Obligation Bonds, (FSA)(a)(c)	0.00%	12/01/20	2,900	1,875,314

Metropolitan Pier & Exposition Authority, Dedicated State Tax, Revenue Bonds, (MBIA)(a)(c)	0.00%	12/15/23	4,250	2,245,487

Metropolitan Pier & Exposition Authority, Dedicated State Tax, Revenue Bonds, (MBIA)(a)(d)	0.00%	06/15/20	925	933,714

				42,584,978

Indiana–9.6%
Crown Point, Multi-School Building Corp., Revenue Bonds, (MBIA)(a)(c)	0.00%	01/15/24	5,200	2,889,432

Eagle, Union Middle School Building, Revenue Bonds, (AMBAC)(a)	4.90%	07/05/16	1,000	1,016,960

Eagle, Union Middle School Building, Revenue Bonds, (AMBAC)(a)	5.00%	07/05/17	1,500	1,525,605

Fort Wayne Hospital Authority, Revenue Bonds, (MBIA)(a)	4.70%	11/15/11	520	522,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Indiana Port Commission, Revenue Bonds	4.10%	05/01/12	$3,450	$3,561,573

Indiana Transportation Finance Authority, Highway Revenue Bonds, (AMBAC)(a)(c)	0.00%	12/01/16	1,695	1,453,768

Merrillville, Multi School Building Corp., Revenue Bonds	5.00%	01/15/17	1,260	1,434,031

Merrillville, Multi School Building Corp., Revenue Bonds	5.00%	07/15/17	1,285	1,469,372

Michigan City, Area-Wide School Building Corp., Revenue Bonds, (FGIC)(a)(c)	0.00%	01/15/18	3,000	2,417,100

Michigan City, Area-Wide School Building Corp., Revenue Bonds, (FGIC)(a)(c)	0.00%	01/15/20	1,750	1,274,332

Michigan City, Area-Wide School Building Corp., Revenue Bonds, (FGIC)(a)(c)	0.00%	01/15/17	2,000	1,685,800

Noblesville, High School Building Corp., Revenue Bonds, (AMBAC)(a)(c)	0.00%	02/15/19	1,850	1,353,756

Noblesville, High School Building Corp., Revenue Bonds, (AMBAC)(a)	5.00%	07/10/13	2,475	2,750,715

North Side, High School Building Corp., Revenue Bonds, (FSA)(a)	5.25%	07/15/13	2,910	3,283,935

Northwest Allen County, Middle School Building Corp., (FSA)(a)	5.00%	07/15/16	1,395	1,621,674

Northwest Allen County, Middle School Building Corp., (FSA)(a)	5.00%	07/15/19	3,200	3,668,096

Westfield High School Building Corp., Revenue Bonds, (FSA)(a)	5.00%	01/10/13	1,285	1,403,503

				33,331,659

Iowa–0.4%
Iowa Finance Authority, Private University, Revenue Bonds, (CIFG)(a)	5.00%	04/01/13	1,210	1,295,728

Kansas–0.9%
Harvey County, Unified School District No. 373 Newton Refunding & Improvement, (MBIA)(a)	5.00%	09/01/19	2,630	3,033,731

Kentucky–0.6%
Kentucky Asset Liability Commission, Revenue Bonds, (MBIA)(a)	5.00%	09/01/14	1,800	2,063,700

Louisiana–2.6%
Louisiana Correctional Facilities Corp., Revenue Bonds, (AMBAC)(a)	5.00%	09/01/12	1,230	1,320,442

Louisiana Local Government Environmental Facilities, Community Development Authority, Revenue Bonds, Bossier City Public Improvement Projects, (AMBAC)(a)	5.00%	11/01/13	1,320	1,463,444

Louisiana Local Government Environmental Facilities, Community Development Authority, Revenue Bonds, Bossier City Public Improvement Projects, (AMBAC)(a)	5.00%	11/01/15	1,200	1,368,012

Louisiana Offshore Terminal Authority, Revenue Bonds, Deepwater Port Ser 2007 B-2(b)	4.30%	10/01/37	2,850	2,896,654

New Orleans, Audubon Commission, General Obligation Bonds, (FSA)(a)	5.00%	10/01/13	1,695	1,855,466

				8,904,018

Massachusetts–0.5%
Massachusetts State Health & Educational Facilities Authority, Revenue Bonds, (AMBAC)(a)	4.80%	07/01/12	1,665	1,675,989

Michigan–6.9%
Brandon School District, General Obligation Bonds, (FSA; Q-SBLF)(a)	5.00%	05/01/19	1,395	1,604,334

Brandon School District, General Obligation Bonds, (FSA; Q-SBLF)(a)	5.00%	05/01/18	1,410	1,641,480

Brandon School District,General Obligation Bonds, (FSA; Q-SBLF)(a)	5.00%	05/01/16	1,425	1,642,940

Dearborn, School District, General Obligation Bonds, (FGIC; Q-SBLF)(a)	5.00%	05/01/16	2,480	2,855,050

Greenville, Public Schools, General Obligation Bonds, (FSA; Q-SBLF)(a)	5.00%	05/01/16	1,410	1,625,645

Greenville, Public Schools, General Obligation Bonds, (FSA; Q-SBLF)(a)	5.00%	05/01/18	1,235	1,437,750

Lansing,Board of Water & Light, Revenue Bonds, (Series A)	5.00%	07/01/24	1,000	1,108,910

Michigan State Strategic Fund, Michigan House of Representatives Facilities, Revenue Bonds, (AGC)(a)	5.25%	10/15/23	1,485	1,658,923

Saginaw, Hospital Financing Authority, Revenue Bonds, (MBIA)(a)	5.375%	07/01/19	1,265	1,266,632

Traverse City, Public Schools, (FSA)(a)	5.00%	05/01/17	2,300	2,708,549

Traverse City, Public Schools, (FSA)(a)	5.00%	05/01/18	2,280	2,700,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan–(continued)

Traverse City, Public Schools, (FSA)(a)	5.00%	05/01/19	$2,260	$2,644,607

Warren, Consolidated School District, General Obligation Bonds, (Q-SBLF)(a)	4.15%	05/01/14	1,000	1,063,680

				23,959,342

Missouri–0.9%
Manchester, Tax Increment and Transportation Refunding, Revenue Bonds	6.00%	11/01/25	3,000	3,101,640

Nebraska–0.6%
Nebraska Public Power District, Revenue Bonds, (FSA)(a)	5.00%	01/01/13	2,000	2,188,320

Nevada–2.2%
Director of the State of Nevada Department of Business & Industry, Revenue Bonds, (AMT)(b)	5.625%	12/01/26	1,100	1,166,286

Las Vegas, Redevelopment Agency, Ser A	6.25%	06/15/16	1,475	1,670,098

Washoe County, General Obligation Bonds, (FSA)(a)(c)	0.00%	07/01/18	4,235	3,434,712

Washoe County, School District, School Improvement, General Obligation Bonds, (Series A)	4.75%	06/01/26	1,405	1,497,337

				7,768,433

New Jersey–1.0%
Monmouth County, Improvement Authority, Revenue Bonds, (AMBAC)(a)	5.00%	12/01/16	1,010	1,154,985

Monmouth County, Improvement Authority, Revenue Bonds, (AMBAC)(a)	5.00%	12/01/17	2,000	2,291,200

				3,446,185

New Mexico–0.7%
New Mexico Finance Authority, Revenue Bonds, (MBIA)(a)	5.00%	06/15/13	1,000	1,106,200

New Mexico Finance Authority, Revenue Bonds, (MBIA)(a)	5.00%	06/15/14	1,200	1,358,904

				2,465,104

New York–0.4%
Suffolk County Industrial Development Agency, Civic Facility Refunding, Revenue Bonds	5.00%	03/01/26	1,300	1,333,332

Ohio–0.8%
Cleveland, Income Tax, Bridges & Roadways, Revenue Bonds, (AGC)(a)	5.00%	10/01/25	1,555	1,726,703

Ohio State Water Development Authority, Pollution Control Facilities Ser 2009 A(b)	5.875%	06/01/33	865	968,731

				2,695,434

Oregon–0.4%
Gilliam County, Solid Waste Disposal, Revenue Bonds, (AMT)(b)	4.875%	07/01/38	1,400	1,450,148

Pennsylvania–4.5%
Allegheny County,Hospital Development Authority, Revenue Bonds, University of Pittsburgh Medical Center, (Series A)	5.00%	09/01/18	3,000	3,415,530

Cranberry Township, General Obligation Bonds, (FGIC)(a)	4.80%	12/01/18	1,310	1,366,553

Dover, Area School District, General Obligation Bonds, (FGIC)(a)	5.00%	04/01/16	1,000	1,021,280

Elizabeth Forward, School District, (MBIA)(a)(c)	0.00%	09/01/11	1,250	1,239,950

Girard Area, School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	10/01/18	700	531,741

Girard Area, School District, General Obligation Bonds, (FGIC)(a)(c)	0.00%	10/01/19	250	178,975

Montour, School District, General Obligation Bonds, (MBIA)(a)(c)	0.00%	01/01/13	300	287,169

Penn Hills Municipality, General Obligation Bonds, (Series B)(c)	0.00%	12/01/13	210	184,252

Penn Hills Municipality, General Obligation Bonds, (Series B)(c)	0.00%	06/01/12	1,615	1,512,980

Pennsylvania State Financing Authority, Aliquippa School District, Revenue Bonds(c)	0.00%	06/01/12	685	664,183

Philadelphia, Authority for Industrial Development, (FSA)(a)	5.00%	02/15/15	2,150	2,469,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Pittsburgh, Water & Sewer Authority, Water & Sewer System, Revenue Bonds, (FSA)(a)	5.00%	09/01/13	$1,000	$1,109,450

Steel Valley, Allegheny County School District, General Obligation Bonds(c)	0.00%	11/01/11	1,170	1,149,747

Steel Valley, Allegheny County School District, General Obligation Bonds(c)	0.00%	11/01/17	650	512,512

				15,644,242

Puerto Rico–0.6%
Puerto Rico Electric Power Authority, Revenue Bonds	5.00%	07/01/24	2,000	2,165,120

Rhode Island–0.3%
Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, 2002-A	6.00%	06/01/23	1,010	1,022,514

South Carolina–0.6%
Greenwood Fifty School Facilities, Inc., Installment Purchase, Revenue Bonds, (AGC)(a)	5.00%	12/01/11	1,000	1,046,960

Lexington County, Revenue Bonds, Ser 2007 A	5.00%	11/01/16	165	185,081

Richland County, Revenue Bonds	6.10%	04/01/23	725	746,351

				1,978,392

Tennessee–0.4%
Memphis-Shelby Sports Authority, Inc., Revenue Bonds, Memphis Arena Project, (MBIA)(a)	5.00%	11/01/13	1,410	1,545,727

Texas–8.8%
Amarillo, General Obligation Bonds, (MBIA)(a)	5.00%	05/15/13	1,020	1,132,016

Brownsville, Utility System, Revenue Bonds, (FSA)(a)	5.00%	09/01/23	1,240	1,410,165

Capital Area Cultural Education Facilities Finance Corp., Revenue Bonds	5.50%	04/01/23	1,670	1,749,275

City of Houston, General Obligation Bonds, (MBIA)(a)	5.00%	03/01/16	1,000	1,175,530

County of Bexar, General Obligation Bonds, (FSA)(a)	5.00%	06/15/14	1,330	1,523,329

Greenville, Electric Utility System, Revenue Bonds	5.00%	02/15/26	2,475	2,665,996

Harris County, Health Facilities Development Corp., Thermal Utilities, Revenue Bonds, (AGC)(a)	5.25%	11/15/24	1,950	2,173,373

Houston, Community College System, Revenue Bonds, (AMBAC)(a)	4.00%	04/15/12	1,465	1,541,854

Houston, Hotel Occupancy, Ser 2001 (AMBAC; FSA)(a)(c)	0.00%	09/01/25	2,575	1,285,672

Houston, Hotel Occupancy, Revenue Bonds, (AMBAC;FSA)(a)(c)	0.00%	09/01/26	9,600	4,518,624

Houston, Utility System, Revenue Bonds, (FGIC)(a)	5.00%	11/15/13	1,000	1,130,350

Lubbock, General Obligation Bonds, (FSA)(a)	5.00%	02/15/14	1,355	1,537,220

Sam Rayburn, Municipal Power Agency, Revenue Bonds	6.00%	10/01/21	650	672,126

Tarrant County, Cultural Education Facilities Finance Corp., Revenue Bonds	7.25%	11/15/16	1,800	1,835,928

Tarrant County, Cultural Education Facilities Finance Corp., Revenue Bonds	5.00%	02/15/14	2,000	2,202,400

Texas State Turnpike Authority, Revenue Bonds, (AMBAC)(a)(c)	0.00%	08/15/18	5,700	4,007,214

				30,561,072

Utah–1.7%
Intermountain Power Agency, Power Supply, Revenue Bonds, (ETM)(c)	0.00%	07/01/17	1,750	1,434,755

University of Utah, General Obligation Bonds, (AMBAC; COP)(a)	5.00%	12/01/11	1,495	1,575,371

University of Utah, General Obligation Bonds, (AMBAC; COP)(a)	5.00%	12/01/12	1,545	1,689,751

University of Utah, General Obligation Bonds, (AMBAC; COP)(a)	5.00%	12/01/13	1,000	1,128,650

				5,828,527

Washington–3.3%
City of Seattle, Revenue Bonds	5.00%	02/01/18	1,795	2,080,674

Clark County, School District No. 117, Camas, General Obligation Bonds, (FSA)(a)	5.00%	12/01/13	1,500	1,694,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Washington–(continued)

Washington State Motor Vehicle Fuel Facilities, General Obligation Bonds, (AMBAC)(a)(c)	0.00%	06/01/14	$3,025	$2,870,574

Washington State Motor Vehicle Fuel Facilities, General Obligation Bonds, (AMBAC)(a)(c)	0.00%	06/01/15	3,250	2,994,518

Washington State Motor Vehicle Fuel Facilities, General Obligation Bonds, (AMBAC)(a)(c)	0.00%	06/01/16	1,885	1,677,744

				11,318,000

Wisconsin–0.5%
Badger TOB Asset Securitization Corp., Revenue Bonds	6.125%	06/01/27	625	668,556

Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, (AMBAC)(a)	5.625%	02/15/12	1,000	1,057,460

				1,726,016

TOTAL INVESTMENTS–99.3% (Cost $320,322,090)				344,167,482

OTHER ASSETS LESS LIABILITIES–0.7%				2,366,885

NET ASSETS–100.0%				$346,534,367

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AMBAC	– AMBAC Assurance Corp.
AMT	– Alternative Minimum Tax
BANs	– Bond Anticipation Notes
CIFG	– CIFG Assurance North America, Inc.
COP	– Certificates of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Co.
FSA	– Financial Security Assurance Inc.
MBIA	– MBIA Insurance Corp.
Q-SBLF	– Qualified State Bond Loan Fund
Ser.	– Series

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on September 30, 2010.
(c)	Capital appreciation bond.
(d)	Security is a “step-up” bond where the coupon increases on a predetermined future date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Municipal Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $320,322,090)	$344,167,482

Receivables for:
Investments sold	334,123

Fund shares sold	72,310

Interest	3,308,019

Investment for trustee deferred compensation and retirement plans	34

Other assets	26,154

Total assets	347,908,122

Liabilities:
Payables for:
Fund shares reacquired	1,139,927

Amount due custodian	34,890

Accrued fees to affiliates	108,424

Accrued other operating expenses	89,799

Trustee deferred compensation and retirement plans	715

Total liabilities	1,373,755

Net assets applicable to shares outstanding	$346,534,367

Net assets consist of:
Shares of beneficial interest	$445,165,259

Undistributed net investment income	1,455,254

Undistributed net realized gain (loss)	(123,931,538)

Unrealized appreciation	23,845,392

$346,534,367

Net Assets:
Class A	$115,442,792

Class B	$10,259

Class C	$585,023

Class Y	$230,496,293

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	9,554,212

Class B	849

Class C	48,399

Class Y	19,081,259

Class A:
Net asset value per share	$12.08

Maximum offering price per share
(Net asset value of $12.08 divided by 95.25%)	$12.68

Class B:
Net asset value and offering price per share	$12.08

Class C:
Net asset value and offering price per share	$12.09

Class Y:
Net asset value and offering price per share	$12.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Municipal Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Dividends	$168,758

Interest	17,243,309

Total investment income	17,412,067

Expenses:
Advisory fees	1,461,864

Administrative services fees	267,901

Custodian fees	14,882

Distribution fees:
Class A	360,743

Class B	34

Class C	913

Transfer agent fees — A, B, C and Y	65,836

Trustees’ and officers’ fees and benefits	12,792

Other	279,673

Total expenses	2,464,638

Less: Fees waived	(163,037)

Net expenses	2,301,601

Net investment income	15,110,466

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(20,835,335)

Futures contracts	(2,581,669)

(23,417,004)

Change in net unrealized appreciation of:
Investment securities	19,832,821

Futures contracts	1,376,834

21,209,655

Net realized and unrealized gain (loss)	(2,207,349)

Net increase in net assets resulting from operations	$12,903,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Municipal Fund

Statement of Changes In Net Assets

For the years ended September 30, 2010 and 2009

	2010	2009

Operations:
Net investment income	$15,110,466	$29,697,261

Net realized gain (loss)	(23,417,004)	(99,370,000)

Change in net unrealized appreciation	21,209,655	102,075,619

Net increase in net assets resulting from operations	12,903,117	32,402,880

Distributions to shareholders from net investment income:
Class A	(4,046,400)	(2,836,979)

Class B	(85)	—

Class C	(2,346)	—

Class Y	(12,793,462)	(32,166,314)

Total distributions from net investment income	(16,842,293)	(35,003,293)

Share transactions–net:
Class A	32,579,119	2,447,416

Class B	10,085	—

Class C	579,985	—

Class Y	(214,067,863)	(619,537,806)

Net increase (decrease) in net assets resulting from share transactions	(180,898,674)	(617,090,390)

Net increase (decrease) in net assets	(184,837,850)	(619,690,803)

Net assets:
Beginning of year	531,372,217	1,151,063,020

End of year (includes undistributed net investment income of $1,455,254 and $3,236,490, respectively)	$346,534,367	$531,372,217

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Municipal Portfolio, (“Acquired Fund”), an investment portfolio of Morgan Stanley Institutional Fund Trust. The Acquired Fund was reorganized on June 1, 2010 (The “Reorganization Date”) through the transfer of all its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class H, Class L and Class P shares received Class A shares of the Fund . Holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund.
  Information for the Acquired Fund’s Class H, Class L and Class P shares prior to the Reorganization is included with Class A shares and information for the Acquired Fund’s Class I shares is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

17        Invesco Municipal Fund

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

18        Invesco Municipal Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
  The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee the Adviser based at the annual rate of 0.375% of the Fund’s average daily net assets. Prior to the Reorganization, the Acquired Fund paid an advisory fee of $991,640 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rate above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the date of Reorganization, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.75%, 1.50%, 1.50% and 0.50%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, MSIM had voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses after fee waivers and/or expense reimbursements of Class H, Class I, Class L and Class P shares to 0.75%, 0.50%, 1.00% and 0.75%, respectively of the Acquired Fund’s average daily net assets.
  For year ended September 30, 2010, the Adviser and MSIM waived advisory fees of $54,315 and $108,722, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $229,920 to MSIM and JPMorgan Investor Services Co. For period ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $133,276 to Morgan Stanley Services Company, Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. . Prior to the Reorganization, the Acquired Fund paid distribution fees of $284,640 to Morgan Stanley Distribution Inc. (“MSDI”). For the year ended September 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $1,118 in front-end sales commissions from the sale of Class A shares.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

19        Invesco Municipal Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended September 30, 2010, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$344,167,482	$—	$344,167,482

NOTE 4—Derivative Investments

Effective July 1, 2009, the Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.
  The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain (Loss)
Interest rate risk	$(2,581,669)

Change in Unrealized Appreciation
Interest rate risk	1,376,834

Total	$(1,204,835)

*	The average value of futures outstanding during the period was $92,021,112.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended September 30, 2010, the Fund paid legal fees of $255 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

20        Invesco Municipal Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$1,189,213	$3,038,286

Long-term capital gain	15,653,080	31,965,007

Total distributions	$16,842,293	$35,003,293

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,055,409

Net unrealized appreciation — investments	24,238,644

Temporary book/tax differences	(715)

Post-October deferrals	(23,864,993)

Capital loss carryforward	(100,059,237)

Shares of beneficial interest	445,165,259

Total net assets	$346,534,367

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bonds with market discounts and GAAP adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2017	$2,642,290

September 30, 2018	97,416,947

Total capital loss carryforward	$100,059,237

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $28,758,767 and $184,263,874, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$25,162,444

Aggregate unrealized (depreciation) of investment securities	(923,800)

Net unrealized appreciation of investment securities	$24,238,644

Cost of investments for tax purposes is $319,928,838.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of sale of bonds with premium, on September 30, 2010, undistributed net investment income was decreased by $49,409, undistributed net realized gain (loss) was increased by $49,412 and shares of beneficial interest decreased by $3. This reclassification had no effect on the net assets of the Fund.

21        Invesco Municipal Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended September 30,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	8,300,378	98,310,710	4,497,635	$52,162,336

Class B	842	10,000	—	—

Class C	48,311	578,923	—	—

Class Y	3,661,335	43,402,158	6,661,270	75,328,277

Issued as reinvestment of dividends:
Class A	298,154	3,529,282	245,000	2,760,000

Class B	7	85	—	—

Class C	130	1,575	—	—

Class Y	1,008,958	11,956,447	2,727,000	30,567,000

Reacquired:
Class A	(5,836,446)	(69,260,873)	(4,681,089)	(52,474,920)

Class B	—	—	—	—

Class C	(42)	(513)	—	—

Class Y	(22,790,639)	(269,426,468)	(64,874,169)	(725,433,083)

Net increase (decrease) in share activity	(15,309,012)	$(180,898,674)	(55,424,353)	$(617,090,390)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 30% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

22        Invesco Municipal Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. Information presented prior to the reorganization date includes financial data for the Class H shares of the Acquired Fund.

													Ratio of		Ratio of
			Net gains										expenses		expenses
			(losses)										to average		to average net		Ratio of net
	Net asset		on securities		Dividends	Distributions							net assets		assets without		investment
	value,	Net	(both	Total from	from net	from net				Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	Redemption		value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	Fees		of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 09/30/10	$12.09	$0.98	$(0.53)	$0.45	$(0.46)	$—	$(0.46)	$—		$12.08	3.87%	$115,443	0.80	%(d)	0.84	%(d)	3.42	%(d)	7%
Year ended 09/30/09	11.58	0.48	0.56	1.04	(0.53)	—	(0.53)	0.00	(e)	12.09	9.36	6,083	0.75	(f)	0.81	(f)	4.18	(f)(g)	5
Year ended 09/30/08(h)	12.70	0.42	(1.20)	(0.78)	(0.34)	—	(0.34)	0.00	(e)	11.58	(6.31)	8,593	0.80	(f)(i)	0.79	(f)(i)	4.56	(f)(g)(i)	43

Class B
Year ended 09/30/10(h)	11.88	0.11	0.19	0.30	(0.10)	—	(0.10)	—		12.08	2.54	10	1.50	(d)(i)	1.50	(d)(i)	2.72	(d)(i)	7

Class C
Year ended 09/30/10(h)	11.88	0.11	0.20	0.31	(0.10)	—	(0.10)	—		12.09	2.62	585	1.50	(d)(i)	1.50	(d)(i)	2.72	(d)(i)	7

Class Y
Year ended 09/30/10	12.08	0.45	0.04	0.49	(0.49)	—	(0.49)	—		12.08	4.21	230,496	0.47	(d)	0.51	(d)	3.75	(d)	7
Year ended 09/30/09	11.58	0.51	0.55	1.06	(0.56)	—	(0.56)	0.00	(e)	12.08	9.65	449,459	0.50	(f)	0.52	(f)	4.46	(f)(g)	5
Year ended 09/30/08	12.82	0.60	(1.24)	(0.64)	(0.55)	(0.05)	(0.60)	0.00	(e)	11.58	(5.24)	1,073,173	0.49	(f)	0.50	(f)	4.80	(f)(g)	43
Year ended 09/30/07	12.86	0.49	(0.01)	0.48	(0.52)	—	(0.52)	0.00	(e)	12.82	3.76	936,633	0.50	(f)	0.50	(f)	3.80	(f)(g)	29
Year ended 09/30/06	12.66	0.39	0.29	0.68	(0.48)	—	(0.48)	0.00	(e)	12.86	5.53	662,162	0.49	(f)	0.49		3.09		43

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and it is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $110,654, $10, $273 and $302,010 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Amount is less than $0.005 per share.
(f)	The ratios reflect the rebate of certain Fund expenses in connections with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is less than 0.005%, 0.01% and less than 0.005% for the years ended September 30, 2009, 2008, and 2007, respectively.
(g)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 4.44% and 4.79% for Class Y shares and 4.17% and 4.56% for Class A shares for the years ended September 30, 2009 and 2008.
(h)	Commencement date of January 2, 2008 for Class A shares and June 1, 2010 for Class B and Class C shares.
(i)	Annualized.

NOTE 12—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Intermediate Term Municipal Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 13—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

23        Invesco Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Fund (formerly known as Morgan Stanley Municipal Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

24        Invesco Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2,3]	(09/30/10)	Period[2,4]	Ratio[2]
Class A	$1,000.00	$1,045.10	$3.54	$1,021.61	$3.50	0.69%

Class B	1,000.00	1,042.00	5.12	1,017.55	7.59	1.50

Class C	1,000.00	1,042.00	5.12	1,017.55	7.59	1.50

Class Y	1,000.00	1,046.40	2.26	1,022.86	2.23	0.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010 (as of close of business June 1, 2010 through September 30, 2010 for the Class B and Class C shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year. For the Class B and Class C shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 122 (as of close of business June 1, 2010 through September 30, 2010)/365. Because the Class B and Class C shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods. Effective June 1, 2010, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A and Class Y to 0.75% and 0.50% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.75% and 0.50% for Class A and Class Y shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal year are $3.85 and $2.57 for Class A and Class Y, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $3.80 and $2.54 for Class A and Class Y, respectively.

25        Invesco Municipal Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Municipal Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

26        Invesco Municipal Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	46.89%
Corporate Dividends Received Deduction*	46.89%
Tax-Exempt Interest Dividends*	98.29%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Municipal Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Institutional Fund Trust - Municipal Portfolio was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	24,683,426	515,751	406,376	0

29        Invesco Municipal Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-066242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the
Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-MUNI-AR-1	Invesco Distributors, Inc.

Invesco Van Kampen California
Insured Tax Free Fund

Annual Report to Shareholders	September 30, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
19	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
31	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen California Insured Tax Free Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen California Insured Tax Free Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes at net asset value (NAV) of Invesco Van Kampen California Insured Tax Free Fund posted positive returns during the 12-month reporting period ended September 30, 2010. The Fund’s class A shares at NAV underperformed the Fund’s broad market benchmark, the Barclays Capital Municipal Bond Index, and the Fund’s style-specific benchmark, the Barclays Capital California Insured Municipal Bond Index. The Fund’s security selection in BBB-rated bonds and tobacco bonds were the main detractors from relative performance versus the Barclays Capital California Municipal Bond Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.72%

Class B Shares	4.29

Class C Shares	3.96

Class Y Shares	4.93

Barclays Capital Municipal Bond Index ▼ (Broad Market Index)	5.81

Barclays Capital California Insured Municipal Bond Index ▼(Style-Specific Index)	6.11

▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 80% of net assets (plus any borrowings for investment purposes) in a portfolio of California municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated at least A by Standard & Poor’s or an equivalent rating by another agency. The Fund is designed for investors who are residents of California for California tax purposes.
We manage the Fund’s portfolio and adjust the average maturity of portfolio investments based upon our expectations about the direction of interest rates and other economic factors. In selecting securities for investment, we use our research capabilities to identify and monitor attractive investment opportunities and to seek to protect the Fund’s portfolio from early payment by issuers of such securities. In conducting research and analysis, we consider a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when our assessments of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from market fluctuations in the value of these securities, but only guarantees timely payment of principal and interest of such investments.
     We buy and sell securities for the Fund’s portfolio with a view toward seeking a high level of current income exempt from federal and California income taxes and select securities we believe have reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding California municipal securities permitted by its investment policies if we determine that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if we consider it advantageous to purchase or sell securities. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the fund’s duration, or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
Market conditions during the 12-month reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditwor-thiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased at an annual rate of 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less

Portfolio Composition
By security type, based on total investments

Revenue Bonds	79.9%

General Obligation Bonds	17.7

Pre-refunded Bonds	2.4

Total Net Assets	$174.5 million

Total Number of Holdings*	133

Top Five Sectors

1. Tax Allocation	27.9%

2. Public Education	16.9

3. Higher Education	12.3

4. Water & Sewer	10.4

5. Public Buildings	8.8
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen California Insured Tax Free Fund

supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening largely as a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund flows remained strong after a record 2009. In addition, year-to-date issuance through the reporting period is about 2.2% ahead of last year’s pace, at $293.2 billion versus $286.9 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable municipals.3
     While many states are currently facing budgetary challenges, California has perhaps received more press than most. The state still benefits from its large and diverse economic base and above-average wealth levels. However, its large exposure to the housing crisis, falling tax revenues and recent budgetary shortfalls posed considerable challenges. Although rating agencies have downgraded the state’s credit rating and the market has reacted accordingly, the negative impact was tempered somewhat by the issuance of taxable Build America Bonds and the continued decrease in supply of tax-exempt debt.
     At NAV, the Fund generated positive absolute returns for the reporting period. In terms of yield curve strategy, security selection in the 15- to 20-year range of the curve and at the longer end of the curve enhanced returns relative to the Barclays Capital California Insured Municipal Bond Index.
     During the reporting period, lower rated tax-exempt bonds experienced greater price appreciation relative to higher quality issues. An overweight exposure in BBB-rated bonds enhanced Fund returns. However, that was offset by poor security selection in that credit rating category. Security selection among unrated bonds contributed to returns for the period.
     At a sector level, the Fund’s underweight exposure to state general obligation bonds and security selection in dedicated tax bonds detracted from performance. In addition, the Fund’s security selection in the tobacco sector was a primary detractor from performance.
     Security selection in health care and industrial revenue bonds/pollution control revenue bonds contributed to performance during the reporting period.
     We may use inverse floating rate securities in Invesco Van Kampen California Insured Tax Free Fund to help manage duration, yield curve exposure and credit exposure and to potentially enhance yield. Over the reporting period, the exposure to inverse floating rate securities contributed to Fund returns.
     Thank you for investing in Invesco Van Kampen California Insured Tax Free Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen California Insured Tax Free Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen California Insured Tax Free Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen California Insured Tax Free Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco Van Kampen California Insured Tax Free Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 11/30/85, Fund data from 12/13/85

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen California Insured Tax Free Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

			After Taxes on Distributions
		After Taxes	and Sale of
	Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (12/13/85)	5.87%	5.23%	5.22%

10 Years	3.69	3.51	3.62

5 Years	1.63	1.34	1.74

1 Year	-0.27	-1.42	0.16

Class B Shares

Inception (4/30/93)	4.26%	4.15%	4.18%

10 Years	3.97	3.79	3.83

5 Years	2.25	1.97	2.29

1 Year	-0.71	-1.80	-0.12

Class C Shares

Inception (8/13/93)	3.69%	3.59%	3.64%

10 Years	3.44	3.28	3.35

5 Years	1.89	1.63	1.90

1 Year	2.96	1.95	2.22

Class Y Shares

Inception (8/12/05)	2.82%	2.52%	2.79%

5 Years	2.86	2.56	2.82

1 Year	4.93	3.65	3.58

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen California Insured Tax Free Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen California Insured Tax Free Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.92%, 1.67%, 1.67% and 0.67%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005 and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7	Invesco Van Kampen California Insured Tax Free Fund

Invesco Van Kampen California Insured Tax Free Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund that does not limit its investments to such issuers.

■	A downgrade of an insurer’s claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the even the ratings assigned to such municipal securities decline below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an issuer will be able to honor its obligations with respect to municipal securities in the Fund’s portfolio.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities. In the event that the insurers of the Fund’s insured municipal securities are downgraded in their claims-paying abilities by a nationally recognized statistical rating organization (NRSRO), the Fund would be subject to potential market value declines and increased credit risk on the municipal securities insured by such insurer.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Generally, the Fund’s municipal securities are insured as to timely payment of principal and interest by a private insurance company.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Barclays Capital California Insured Municipal Bond Index tracks the performance of California issued municipal bonds with two or more years to maturity.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKCIX
Class B Shares	VCIBX
Class C Shares	VCICX
Class Y Shares	VCIIX

8	Invesco Van Kampen California Insured Tax Free Fund

Schedule of Investments

September 30, 2010

			Par
			Amount
	Coupon	Maturity	(000)	Value

Municipal Bonds–103.7%
California–102.8%
Alhambra, CA City Elem Sch Dist Cap Apprec, Ser A (AGM Insd)	*	09/01/20	$1,925	$1,223,318

Apple Valley, CA Pub Fin Auth Lease Rev Town Hall Annex Proj, Ser A (AMBAC Insd)	5.000%	09/01/27	2,365	2,502,974

Arcadia, CA Uni Sch Dist Election 2006, Ser A (AGM Insd)	5.000	08/01/37	1,500	1,558,875

Bakersfield, CA Wastewater Rev, Ser A (AGM Insd)	5.000	09/15/32	1,000	1,051,820

Bay Area Govt Assn CA Lease Rev Cap Proj, Ser A (AMBAC Insd)	5.250	07/01/17	1,430	1,626,697

Bay Area Govt Assn CA Lease Rev West Sacramento, Ser A (Syncora Gtd)	5.000	09/01/29	2,735	2,807,259

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1(a)	5.000	04/01/39	1,250	1,319,963

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1(a)	5.125	04/01/39	1,500	1,606,875

Bonita, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/28	1,000	1,064,450

Brea & Olinda, CA Uni Sch Dist Ctf Partn Rfdg, Ser A (AGM Insd)	5.500	08/01/18	1,850	1,931,308

Byron Bethany JT Pwrs Auth CA Lease Rev Admin Bldg Proj, Ser A (CIFG Insd)	4.625	10/01/32	515	528,158

California Ed Fac Auth Rev Claremont McKenna College(a)	5.000	01/01/38	2,100	2,207,331

California Ed Fac Auth Rev Univ Pacific (NATL Insd)	5.875	11/01/20	2,165	2,169,438

California Ed Fac Auth Rev Univ Southn CA, Ser A(a)	5.250	10/01/39	1,800	1,971,504

California Hlth Fac Fin Auth Rev Adventist Hlth Sys West, Ser A	5.750	09/01/39	500	525,960

California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000	07/01/39	500	549,550

California Hlth Fac Fin Auth Rev Childrens Hosp (AGM Insd)	5.250	07/01/38	1,700	1,752,887

California Hlth Fac Fin Auth Rev Providence Hlth & Svc, Ser C	6.500	10/01/38	1,000	1,160,120

California Hlth Fac Fin Auth Rev Scripps Hlth, Ser A	5.000	11/15/36	500	512,865

California Mun Fin Auth Rev Eisenhower Med Ctr, Ser A	5.500	07/01/30	500	513,630

California Mun Fin Auth Rev Eisenhower Med Ctr, Ser A	5.750	07/01/40	500	510,805

California Muni Fin Auth Ctf Partn Cmnty Hosp Cent CA	5.250	02/01/37	500	481,335

California Spl Dist Assn Fin Corp Ctf Partn Spl Dist Fin Pgm, Ser DD (AGM Insd)	5.625	01/01/27	1,050	1,051,428

California St (FGIC Insd)	6.250	09/01/12	640	676,614

California St Univ Rev Systemwide, Ser A (AGL Insd)	5.250	11/01/38	1,000	1,071,650

California St Univ Rev Systemwide, Ser A (AGM Insd)	5.000	11/01/39	500	520,300

California Statewide Cmnty Dev Auth Rev FHA Insd Mtg Methodist Hosp Proj (FHA Gtd)	6.750	02/01/38	500	581,635

California Statewide Cmnty Dev Auth Rev Sr Living Southn CA Presbyterian Homes	7.250	11/15/41	500	555,630

California Statewide Cmnty Dev Auth Wtr Rev, Ser A (AGM Insd)	5.000	10/01/26	1,900	1,986,811

California Statewide Cmntys Dev Auth Rev Amern Baptist Homes West	6.250	10/01/39	500	512,085

Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt Proj Rfdg, Ser A (NATL Insd)	7.000	08/01/12	2,000	2,223,940

Castaic Lake Wtr Agy CA Rev Ctf Partn, Ser A (NATL Insd) (Prerefunded @ 02/01/11)	5.250	08/01/23	3,000	3,079,800

Cerritos, CA Cmnty College Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/26	100	104,876

Cerritos, CA Cmnty College Dist Election 2004, Ser A (NATL Insd)	5.000	08/01/28	125	130,303

Coachella, CA Fin Auth Tax Alloc Rev Redev Proj 1 & 2 Rfdg, Ser A (Syncora Gtd)	5.250	12/01/30	1,160	1,147,820

Contra Costa, CA Cmnty College Dist Election 2002 (NATL Insd)	5.000	08/01/29	1,400	1,458,100

Desert, CA Cmnty College Dist, Ser C (AGM Insd)	5.000	08/01/37	2,500	2,594,300

El Dorado, CA Irr Dist Ctf Partn, Ser A (AGL Insd)	5.750	08/01/39	1,000	1,054,110

El Monte, CA Un High Sch Dist Election Of 2008, Ser A (AGL Insd)	5.500	06/01/34	1,000	1,092,450

Fairfield, CA Cmnty Fac Dist Spl Tax No 3 North Cordelia Gen Impt	6.000	09/01/32	1,200	1,252,512

Fairfield, CA Ctf Partn Fairfield Wtr, Ser A (NATL Insd)	5.000	04/01/42	2,330	2,362,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen California Insured Tax Free Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Fontana, CA Redev Agy Tax Alloc Dwntwn Redev Proj Rfdg (NATL Insd)	5.000%	09/01/21	$1,480	$1,480,444

Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/17	590	674,972

Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/18	630	721,564

Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/19	675	776,297

Fresno, CA Uni Sch Dist Rfdg, Ser C (NATL Insd)	5.900	08/01/20	720	824,119

Glendora, CA Pub Fin Auth Rev Tax Alloc Proj No 1, Ser A (NATL Insd)	5.000	09/01/24	2,425	2,452,766

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500	06/01/27	695	622,539

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750	06/01/47	1,500	1,142,295

Golden Vly Uni Sch Dist CA Election 2006, Ser A (AGM Insd)	5.000	08/01/41	1,000	1,031,760

Hanford, CA Jt Un High Sch Dist Election 1998, Ser C (NATL Insd)	5.700	08/01/28	2,230	2,424,701

Hawaiian Gardens, CA Redev Agy Proj No 1 Tax Alloc, Ser A (AMBAC Insd)	5.000	12/01/25	2,275	2,294,656

Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000	09/01/31	2,025	1,650,314

Imperial Irr Dist CA Ctf Partn Elec Sys Proj (AGM Insd)	5.250	11/01/23	1,000	1,100,030

Imperial Irr Dist CA Ctf Partn Wtr Sys Proj (AMBAC Insd)	5.000	07/01/19	1,450	1,466,472

Indio, CA Redev Agy Tax Alloc Sub Merged Redev Proj Area, Ser A	5.625	08/15/35	750	758,978

Inglewood, CA Redev Agy Tax Alloc Merged Redev Proj Rfdg, Ser A (AMBAC Insd)	5.250	05/01/23	2,000	2,031,240

Irvine, CA Pub Fac & Infrastructure Auth Assmt Rev, Ser B (AMBAC Insd)	5.000	09/02/23	1,670	1,674,426

Kern Cnty, CA Ctfs Partn Cap Impt Proj, Ser A (AGL Insd)	5.750	08/01/35	1,000	1,078,810

La Canada, CA Uni Sch Dist Election 2004, Ser A (NATL Insd)	5.500	08/01/28	1,000	1,065,800

La Quinta, CA Fin Auth Loc Agy Rev, Ser A (AMBAC Insd)	5.250	09/01/24	2,000	2,052,180

La Quinta, CA Redev Agy Tax Alloc Redev Proj Area No 1 (AMBAC Insd)	5.000	09/01/22	2,000	2,069,980

Lodi, CA Wastewater Sys Rev Ctf Partn, Ser A (AGM Insd)	5.000	10/01/37	1,000	1,027,630

Los Angeles, CA Cmnty College Dist 2003 Election, Ser F1(a)	5.000	08/01/33	2,000	2,131,220

Los Angeles, CA Ctf Partn Real Ppty Pgm, Ser T (NATL Insd)	5.000	02/01/19	1,975	2,024,217

Los Angeles, CA Dept Wtr & Pwr Wtrwks Rev, Ser C (NATL Insd)	5.000	07/01/26	1,000	1,065,130

Los Angeles, CA Dept Wtr & Pwr Wtrwks Rev Sys Sub, Ser A-2 (AMBAC Insd)	5.000	07/01/44	1,000	1,039,690

Los Angeles, CA Mtg Rev FHA Sec 8 Asstd Proj Rfdg, Ser A (NATL Insd)	6.100	07/01/25	1,045	1,046,505

Los Angeles, CA Uni Sch Dist Election 2004, Ser H (AGM Insd)	5.000	07/01/32	1,000	1,054,070

Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj Rfdg (AMBAC Insd)	4.750	03/01/23	1,000	1,000,160

Los Angeles Cnty, CA Met Trans Auth Sales Tax Rev Prop A First Tier, Ser A (AMBAC Insd)	5.000	07/01/35	1,000	1,047,020

Los Angeles Cnty, CA Sch Regionalized Business Svcs Ctf Cap Apprec Pooled Fin, Ser A (AMBAC Insd)	*	08/01/24	1,265	517,878

Lynwood, CA Uni Sch Dist 2002 Election, Ser A (AGM Insd)	5.000	08/01/27	1,000	1,018,180

Metropolitan Wtr Dist Southn CA Wtrwks Rev, Ser A (AGM Insd)	5.000	07/01/35	1,520	1,598,888

Monrovia, CA Fin Auth Lease Rev Hillside Wilderness Preserve (AMBAC Insd)	5.000	12/01/20	1,105	1,165,797

Montclair, CA Redev Agy Tax Allocation Redev Proj No V Rfdg (NATL Insd)	5.000	10/01/20	2,000	2,034,460

Montebello, CA Uni Sch Dist Election Of 2004, Ser A-1 (AGL Insd)	5.250	08/01/34	1,000	1,068,790

Morongo Band Of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B(b)	6.500	03/01/28	1,000	962,180

Mountain View, CA Shoreline Regl Pk Cmnty Tax Alloc, Ser A (NATL Insd)	5.250	08/01/16	1,570	1,588,479

Norco, CA Fin Auth Enterprise Rev Rfdg (AGM Insd)	5.625	10/01/34	1,000	1,082,520

Oceanside, CA Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.200	04/01/23	1,300	1,323,309

Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)	5.000	10/01/25	1,145	1,176,087

Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area No 4 Rfdg, Ser A (NATL Insd)	5.000	10/01/29	1,200	1,197,804

Palm Springs, CA Fin Auth Lease Rev Convention Ctr Proj Rfdg, Ser A (NATL Insd)	5.250	11/01/19	1,340	1,405,794

Palomar Pomerado Hlthcare Dist CA Ctf Partn	6.750	11/01/39	500	555,525

Panama-Buena Vista Uni Sch Dist CA Ctf Partn Sch Constr Proj (NATL Insd)	5.000	09/01/30	1,045	1,080,906

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen California Insured Tax Free Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Paramount, CA Uni Sch Dist Election 2006 (AGM Insd)	5.250%	08/01/30	$2,000	$2,146,280

Pittsburg, CA Uni Sch Dist Election 2006, Ser B (AGM Insd)	5.500	08/01/31	1,000	1,101,760

Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (NATL Insd)	5.000	02/01/15	2,020	2,035,392

Pomona, CA Pub Fin Auth Rev Merged Redev Proj, Ser AD (NATL Insd)	5.000	02/01/16	1,110	1,117,259

Pomona, CA Pub Fin Auth Rev Sub Merged Redev Proj	5.125	02/01/33	1,000	905,550

Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg (NATL Insd)	6.000	04/01/19	1,360	1,574,377

Poway, CA Redev Agy Tax Alloc Paguay Redev Proj (AMBAC Insd)	5.375	06/15/20	1,055	1,079,138

Poway, CA Uni Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/26	2,000	884,360

Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Hsg Set Aside, Ser A (NATL Insd)	5.000	09/01/34	1,000	957,590

Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (NATL Insd)	5.375	09/01/25	3,000	3,020,700

Rancho Mirage, CA Jt Pwr Fin Auth Ctf Partn Eisenhower Med Rmkt, Ser B (NATL Insd)	4.875	07/01/22	1,000	1,026,840

Redding, CA Redev Agy Tax Alloc Canby Hilltop Cypress Redev, Ser A (NATL Insd)	5.000	09/01/23	1,400	1,419,208

Riverside, CA Elec Rev Issue, Ser D (AGM Insd)	5.000	10/01/28	500	535,900

Riverside, CA Elec Rev Issue, Ser D (AGM Insd)(a)	5.000	10/01/38	1,800	1,859,310

Riverside, CA Wtr Rev, Ser B (AGM Insd)	5.000	10/01/33	1,000	1,063,330

Rohnert Pk, CA Cmnty Dev Commn Tax Alloc Rev Hsg Redev Proj, Ser H (NATL Insd)	4.375	08/01/30	6,375	5,711,745

Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC Insd)	5.000	12/01/33	70	70,628

Sacramento Cnty, CA Arpt Sys Rev Sr, Ser A (AGM Insd)	5.000	07/01/32	1,000	1,044,660

Sacramento Cnty, CA Arpt Sys Rev Sr, Ser A (AGM Insd)	5.000	07/01/41	1,015	1,044,821

Sacramento Cnty, CA San Dist Fin Auth Rev Sacramento Regl Cnty San (NATL Insd)	5.000	12/01/29	2,000	2,143,940

San Diego, CA Cmnty College Dist Election 2002(a)	5.250	08/01/33	1,500	1,643,595

San Diego CA Pub Fac Fin Auth Lease Rev Rfdg Master Rfdg Proj, Ser A	5.250	03/01/40	1,500	1,527,225

San Diego, CA Pub Fac Fin Auth Rev Pooled Fin Southcrest, Ser B (Radian Insd)	5.250	10/01/27	2,535	2,615,841

San Francisco, CA City & Cnty Arpt Commn Intl Arpt, Ser E	6.000	05/01/39	1,000	1,127,590

San Jose Evergreen CA Cmnty College Dist Election 2004, Ser B (AGM Insd)	*	09/01/31	3,110	915,895

San Leandro, CA Ctf Partn Jt Proj Area Fin (NATL Insd)	5.100	12/01/26	1,000	1,021,940

Santa Monica, CA Cmnty College Dist Ctf Partn Rfdg, Ser A (AMBAC Insd)	5.250	02/01/23	2,450	2,508,629

Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty Dev Proj Area No 1 Rfdg, Ser A (AGM Insd)	5.000	11/01/36	1,460	1,481,739

Sierra View Loc Hlthcare Dist CA Rev	5.250	07/01/32	500	501,365

South Gate, CA Pub Fin Auth Tax Alloc Rev South Gate Redev Proj No 1 (Syncora Gtd)	5.750	09/01/22	1,000	1,043,790

Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	5.375	12/01/22	2,365	2,165,725

Southern CA Logistics Arpt Auth Southn CA Logistics Arpt	6.100	12/01/37	1,250	1,127,875

Temecula, CA Redev Agy Tax Alloc Rev Temecula Redev Proj No 1 (NATL Insd)	5.125	08/01/27	2,150	2,150,301

Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.125	06/01/46	2,500	1,702,650

Turlock, CA Pub Fin Auth Tax Alloc Rev (AGM Insd)	5.000	09/01/36	2,500	2,480,150

Twin Rivers, CA Uni Sch Fac Brdg Prog (AGM Insd)(c)	3.500	06/01/41	1,000	999,960

University CA Regt Med Ctr Pooled Rev, Ser A (BHAC Insd)	4.500	05/15/47	2,555	2,533,104

University CA Rev, Ser O(a)	5.750	05/15/23	705	858,528

University CA Rev, Ser O(a)	5.750	05/15/25	1,050	1,268,411

Val Verde, CA Uni Sch Dist Ctf Partn Ref, Ser A (AGL Insd)	5.125	03/01/36	1,475	1,499,647

Walnut, CA Enegry Ctr Auth Rev Rfdg, Ser A	5.000	01/01/35	1,000	1,047,460

Washington, CA Uni Sch Dist Yolo Cnty Ctf Partn New High Sch Proj (AMBAC Insd)	5.125	08/01/37	1,170	1,192,546

West Contra Costa, CA Uni Sch Dist Cabs (NATL Insd)	*	08/01/25	2,500	1,048,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen California Insured Tax Free Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Westn Riverside Cnty, CA Wtr & Wastewater Fin Auth Western Muni Wtr Dist Impt (AGL Insd)	5.625%	09/01/39	$1,000	$1,080,560

Yosemite, CA Cmnty College Dist Cap Apprec (AGM Insd)	*	08/01/25	3,000	1,454,430

				179,381,287

Puerto Rico–0.9%
Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (Prerefunded @ 08/01/11)(c)	5.000	08/01/39	1,000	1,039,860

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser C	5.000	08/01/35	500	518,055

				1,557,915

TOTAL INVESTMENTS–103.7% (Cost $176,252,218)				180,939,202

Floating Rate Note and Dealer Trust Obligations Related to Securities Held–(5.2%) (Cost ($9,080,000))
(9,080) Notes with interest rates ranging from 0.27% to 0.32% at 09/30/10 and contractual maturities of collateral ranging from 05/15/23 to 10/01/39 (See Note 1(K) in the Notes to the Financial Statements)(d)				(9,080,000)

TOTAL NET INVESTMENTS–98.5% (Cost $167,172,218)				171,859,202

OTHER ASSETS IN EXCESS OF LIABILITIES–1.5%				2,635,470

NET ASSETS–100.0%				$174,494,672

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CIFG	– CDC IXIS Financial Guaranty
FGIC	– Financial Guaranty Insurance Co.
FHA	– Federal Housing Administration
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance
Syncora Gtd	– Syncora Guaranteed Limited

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Underlying security related to Special Purpose Trusts entered into by the Trust. See Note 1(K) in the Notes to Financial Statements.
(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(c)	Variable Rate Coupon
(d)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at September 30, 2010. At September 30, 2010, Fund investments with a value of $14,866,736 are held by the Dealer Trusts and serve as collateral for the $9,080,000 in floating rate note and dealer trust obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen California Insured Tax Free Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $176,252,218)	$180,939,202

Cash	895,489

Receivables:
Interest	2,210,803

Fund shares sold	167,524

Other	5,916

Total assets	184,218,934

Liabilities:
Payables:
Floating rate note and dealer trust obligations	9,080,000

Fund shares repurchased	323,145

Income distributions	127,900

Distributor and affiliates	68,540

Accrued expenses	124,255

Trustees’ deferred compensation and retirement plans	422

Total liabilities	9,724,262

Net assets	$174,494,672

Net assets consist of:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$182,605,216

Net unrealized appreciation	4,686,984

Accumulated undistributed net investment income	422,243

Accumulated net realized gain (loss)	(13,219,771)

Net assets	$174,494,672

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (Based on net assets of $158,624,781 and 9,321,781 shares of beneficial interest issued and outstanding)	$17.02

Maximum sales charge (4.75% of offering price)	0.85

Maximum offering price to public	$17.87

Class B Shares:
Net asset value and offering price per share (Based on net assets of $6,152,738 and 355,496 shares of beneficial interest issued and outstanding)	$17.31

Class C Shares:
Net asset value and offering price per share (Based on net assets of $9,142,201 and 536,938 shares of beneficial interest issued and outstanding)	$17.03

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $574,952 and 33,822 shares of beneficial interest issued and outstanding)	$17.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen California Insured Tax Free Fund

Statement of Operations

For the Year Ended September 30, 2010

Investment income:
Interest	$9,651,862

Expenses:
Investment advisory fee	857,713

Distribution fees:
Class A	405,977

Class B	45,237

Class C	92,412

Interest, line of credit and residual trust expenses	94,459

Transfer agent fees	84,129

Professional fees	77,822

Administrative services fees	73,221

Reports to shareholders	50,779

Trustees’ and officers’ fees and benefits	26,265

Custody	15,651

Registration fees	5,215

Other	11,448

Total expenses	1,840,328

Net investment income	7,811,534

Realized and unrealized gain (loss):
Net realized gain (loss)	(1,098,943)

Unrealized appreciation (depreciation)
Beginning of the period	3,572,670

End of the period	4,686,984

Net unrealized appreciation during the period	1,114,314

Net realized and unrealized gain	15,371

Net increase in net assets from operations	$7,826,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen California Insured Tax Free Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	September 30,	September 30,
	2010	2009

From Investment Activities:
Operations:
Net investment income	$7,811,534	$8,288,993

Net realized gain (loss)	(1,098,943)	(8,205,902)

Net unrealized appreciation during the period	1,114,314	19,815,330

Change in net assets from operations	7,826,905	19,898,421

Distributions from net investment income:
Class A shares	(7,233,300)	(7,635,206)

Class B shares	(284,719)	(429,662)

Class C shares	(353,842)	(411,175)

Class Y shares	(15,430)	(27,284)

Total distributions	(7,887,291)	(8,503,327)

Net change in net assets from investment activities	(60,386)	11,395,094

From capital transactions:
Proceeds from shares sold	14,385,854	21,834,709

Net asset value of shares issued through dividend reinvestment	6,357,503	6,710,892

Cost of shares repurchased	(36,904,766)	(46,459,564)

Net change in net assets from capital transactions	(16,161,409)	(17,913,963)

Total increase (decrease) in net assets	(16,221,795)	(6,518,869)

Net assets:
Beginning of the period	190,716,467	197,235,336

End of the period (including accumulated undistributed net investment income of $422,243 and $536,916, respectively)	$174,494,672	$190,716,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen California Insured Tax Free Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.99		$15.92		$17.83		$18.57		$18.80

Net investment income(a)	0.73		0.72		0.77		0.72		0.71

Net realized and unrealized gain (loss)	0.04		1.09		(1.94)		(0.68)		0.03

Total from investment operations	0.77		1.81		(1.17)		0.04		0.74

Less:
Distributions from net investment income	0.74		0.74		0.74		0.71		0.73

Distributions from net realized gain	-0-		-0-		-0-		0.07		0.24

Total distributions	0.74		0.74		0.74		0.78		0.97

Net asset value, end of the period	$17.02		$16.99		$15.92		$17.83		$18.57

Total return	4.72	%(b)	11.86	%(c)	(6.81	)%(c)	0.15	%(c)	4.14	%(c)

Net assets at end of the period (in millions)	$158.6		$171.5		$172.1		$194.2		$190.0

Ratio of expenses to average net assets	0.97	%(d)	0.96%		1.29%		1.16%		0.91%

Ratio of net investment income to average net assets	4.41	%(d)	4.61%		4.41%		3.91%		3.86%

Portfolio turnover	9%		30%		34%		37%		31%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.92	%(d)	0.95%		0.90%		0.93%		0.91%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $162,662.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen California Insured Tax Free Fund

Financial Highlights—(continued)

	Class B shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$17.29		$16.19		$18.12		$18.86		$19.07

Net investment income(a)	0.68		0.73		0.78		0.73		0.77

Net realized and unrealized gain (loss)	0.03		1.10		(1.97)		(0.69)		0.02

Total from investment operations	0.71		1.83		(1.19)		0.04		0.79

Less:
Distributions from net investment income	0.69		0.73		0.74		0.71		0.76

Distributions from net realized gain	-0-		-0-		-0-		0.07		0.24

Total distributions	0.69		0.73		0.74		0.78		1.00

Net asset value, end of the period	$17.31		$17.29		$16.19		$18.12		$18.86

Total return	4.29	%(b)(d)	11.82	%(c)(e)	(6.81	)%(c)(e)	0.10	%(c)(e)	4.40	%(c)(e)

Net assets at end of the period (in millions)	$6.2		$8.3		$11.2		$17.2		$25.3

Ratio of expenses to average net assets	1.37	%(d)(f)	1.00	%(e)	1.30	%(e)	1.17	%(e)	0.69	%(e)

Ratio of net investment income to average net assets	4.00	%(d)(f)	4.57	%(e)	4.38	%(e)	3.90	%(e)	4.08	%(e)

Portfolio turnover	9%		30%		34%		37%		31%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.32	%(d)(f)	0.99	%(e)	0.90	%(e)	0.93	%(e)	0.69	%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of 0.65%.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6,953.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen California Insured Tax Free Fund

Financial Highlights—(continued)

	Class C shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$17.00		$15.94		$17.84		$18.58		$18.81

Net investment income(a)	0.61		0.60		0.66		0.58		0.57

Net realized and unrealized gain (loss)	0.04		1.08		(1.95)		(0.68)		0.03

Total from investment operations	0.65		1.68		(1.29)		(0.10)		0.60

Less:
Distributions from net investment income	0.62		0.62		0.61		0.57		0.59

Distributions from net realized gain	-0-		-0-		-0-		0.07		0.24

Total distributions	0.62		0.62		0.61		0.64		0.83

Net asset value, end of the period	$17.03		$17.00		$15.94		$17.84		$18.58

Total return	3.96	%(b)(d)	10.98	%(c)	(7.40	)%(c)(e)	(0.57	)%(c)(e)	3.36	%(c)

Net assets at end of the period (in millions)	$9.1		$10.6		$10.6		$10.7		$9.9

Ratio of expenses to average net assets	1.69	%(d)(f)	1.76%		1.90	%(e)	1.88	%(e)	1.66%

Ratio of net investment income to average net assets	3.69	%(d)(f)	3.81%		3.82	%(e)	3.19	%(e)	3.11%

Portfolio turnover	9%		30%		34%		37%		31%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.64	%(d)(f)	1.75%		1.51	%(e)	1.65	%(e)	1.66%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of 0.97%.
(e)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $9,543.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen California Insured Tax Free Fund

Financial Highlights—(continued)

	Class Y shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.98		$15.91		$17.82		$18.57		$18.80

Net investment income(a)	0.76		0.76		0.81		0.76		0.74

Net realized and unrealized gain (loss)	0.04		1.09		(1.94)		(0.69)		0.05

Total from investment operations	0.80		1.85		(1.13)		0.07		0.79

Less:
Distributions from net investment income	0.78		0.78		0.78		0.75		0.78

Distributions from net realized gain	-0-		-0-		-0-		0.07		0.24

Total distributions	0.78		0.78		0.78		0.82		1.02

Net asset value, end of the period	$17.00		$16.98		$15.91		$17.82		$18.57

Total return	4.93	%(b)	12.14	%(c)	(6.57	)%(c)	0.35	%(c)	4.40	%(c)

Net assets at end of the period (in millions)	$0.6		$0.4		$3.4		$3.9		$3.9

Ratio of expenses to average net assets	0.72	%(d)	0.70%		1.04%		0.91%		0.66%

Ratio of net investment income to average net assets	4.59	%(d)	4.82%		4.65%		4.16%		4.11%

Portfolio turnover	9%		30%		34%		37%		31%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.67	%(d)	0.68%		0.65%		0.68%		0.66%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $333.
On June 1, 2010 the Fund’s former Class I Shares were reorganized into Class Y shares.

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen California Insured Tax Free Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen California Insured Tax Free Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

19        Invesco Van Kampen California Insured Tax Free Fund

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these

20        Invesco Van Kampen California Insured Tax Free Fund

arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest, line of credit and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2010 were $9,074,469 and 0.94%, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $100 million	0.500%

Next $150 million	0.450%

Next $250 million	0.425%

Over $500 million	0.400%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $576,867 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.95%, 1.70%, 1.70% and 0.70% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $19,520 to VKII. For the year ended September 30, 2010, expenses incurred under these

21        Invesco Van Kampen California Insured Tax Free Fund

agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended September 30, 2010, IIS was paid $27,558 for providing such services. Prior to the Reorganization, the Acquired Fund paid $30,767 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $371,279 to VKFI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $3,240 in front-end sales commissions from the sale of Class A shares and $66, $674 and $3 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $27,166 in front-end sales commissions from the sale of Class A shares and $3,940, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Securities	$—	$180,939,202	$—	$180,939,202

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

22        Invesco Van Kampen California Insured Tax Free Fund

  For the period ended September 30, 2010, the Fund paid legal fees of $214 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $9,950 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$31,112	$1,520

Tax exempt income	7,856,179	8,524,382

Total distributions	$7,887,291	$8,525,902

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$322,931

Net unrealized appreciation — investments	4,803,565

Temporary book/tax differences	(422)

Post-October deferrals	(1,007,430)

Capital loss carryforward	(12,229,188)

Shares of beneficial interest	182,605,216

Total net assets	$174,494,672

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2016	$803,875

September 30, 2017	4,399,730

September 30, 2018	7,025,583

Total capital loss carryforward	$12,229,188

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

23        Invesco Van Kampen California Insured Tax Free Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $15,928,827 and $31,985,987, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$7,922,297

Aggregate unrealized (depreciation) of investment securities	(3,118,732)

Net unrealized appreciation of investment securities	$4,803,565

Cost of investments for tax purposes is $176,135,637.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, on September 30, 2010, undistributed net investment income was decreased by $38,916, undistributed net realized gain (loss) was increased by $57,140 and shares of beneficial interest decreased by $18,224. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended September 30,
	2010(a)				2009
	Shares		Value		Shares	Value

Sales:
Class A	694,475	(b)	$11,505,316	(b)	1,181,328	$18,493,953

Class B	43,931		738,443		62,803	998,267

Class C	104,789		1,739,987		121,763	1,871,059

Class Y	23,997		402,108		29,503	471,430

Total Sales	867,192		$14,385,854		1,395,397	$21,834,709

Dividend Reinvestment:
Class A	354,583		$5,883,700		388,255	$6,082,610

Class B	12,663		213,475		21,111	335,653

Class C	15,384		255,349		16,979	266,187

Class Y	297		4,979		1,730	26,442

Total Dividend Reinvestment	382,927		$6,357,503		428,075	$6,710,892

Repurchases:
Class A	(1,819,602)		$(30,232,589)		(2,290,738)	$(35,609,509)

Class B	(182,921	)(b)	(3,089,972	)(b)	(292,391)	(4,655,834)

Class C	(204,611)		(3,391,151)		(180,799)	(2,777,958)

Class Y	(11,555)		(191,054)		(222,050)	(3,416,263)

Total Repurchases	(2,218,689)		$(36,904,766)		(2,985,978)	$(46,459,564)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IDI has an agreement with these entities(b) to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 87,449 Class B shares into 88,954 Class A shares at a value of $1,483,855.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed

24        Invesco Van Kampen California Insured Tax Free Fund

rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a Special Purpose Trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the Special Purpose Trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the Special Purpose Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 11—Borrowings

During the period ended September 30, 2010, the Acquired Fund entered into a $150,000,000 joint revolving bank credit facility. The Fund terminated its participation in the facility on May 31, 2010.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 13—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco California Tax-Free Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

25        Invesco Van Kampen California Insured Tax Free Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen California Insured Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen California Insured Tax Free Fund (formerly known as Van Kampen California Insured Tax Free Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

26        Invesco Van Kampen California Insured Tax Free Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010, through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[3]	Ratio[4]
A	$1,000.00	$1,058.27	$4.95	$1,020.26	$4.86	0.96%

B	1,000.00	1,055.88	7.32	1,017.95	7.18	1.42

C	1,000.00	1,054.47	8.81	1,016.50	8.64	1.71

Y	1,000.00	1,059.00	3.66	1,021.51	3.60	0.71

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010, through September 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period.
[4]	The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

27        Invesco Van Kampen California Insured Tax Free Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen California Insured Tax Free Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
  The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

28        Invesco Van Kampen California Insured Tax Free Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen California Insured Tax Free Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Tax Exempt Interest Dividends*	99.60%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen California Insured Tax Free Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen California Insured Tax Free Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	6,103,404	230,088	542,677	0

31        Invesco Van Kampen California Insured Tax Free Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Go Paperless with eDelivery Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees: – environmentally friendly. Go green by reducing the number of trees used to produce paper. – economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns. – efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available. – easy. Download, save and print files using your home computer with a few clicks of your mouse. This service is provided by Invesco Investment Services, Inc.

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the
SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
VK-CAITF-AR-1           Invesco Distributors, Inc.

Annual Report to Shareholders	September 30, 2010

Invesco Van Kampen Insured Tax Free
Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
21	Financial Highlights
24	Notes to Financial Statements
31	Auditor’s Report
32	Fund Expenses
33	Approval of Investment Advisory and Sub-Advisory Agreements
35	Tax Information
36	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
      Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Insured Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Insured Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Van Kampen Insured Tax Free Income Fund posted positive returns at net asset value (NAV) during the 12-month reporting period ended September 30, 2010. The Fund’s Class A shares at NAV underperformed the Fund’s broad market and style-specific benchmark, the Barclays Capital Municipal Bond Index. The Fund’s security selection in utilities and tobacco securities were the main detractors from performance versus the Barclays Capital Municipal Bond Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.98%

Class B Shares	4.14

Class C Shares	4.20

Class Y Shares	5.18

Barclays Capital Municipal Bond Index▼(Broad Market/Style-Specific Index)	5.81

▼	Lipper Inc.

How we invest
Our investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.
     We seek to achieve the Fund’s investment objective by investing at least 80% of the Fund’s net assets in a portfolio of municipal securities that are insured at the time of purchase as to timely payment of principal and interest by an entity whose claims-paying ability is rated at least A by Standard & Poor’s (S&P) or an equivalent rating by another rating agency.
     We actively manage the Fund’s portfolio and adjust the average maturity of portfolio investments based upon our expectations about the direction of interest rates and other economic factors. In selecting securities for investment, we use our research capabilities to identify

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	87.8%

General Obligation Bonds	8.4

Pre-refunded Bonds	3.7

Cash/Other	0.1
and monitor attractive investment opportunities and to seek to protect the Fund’s portfolio from early payment by issuers of such securities. In conducting our research and analysis, we consider a number of factors, including general market and economic conditions and credit, interest rate and prepayment risks. Portfolio securities are typically sold when the assessments of any of these factors materially change. Although the Fund invests in insured municipal securities, insurance does not protect the Fund from fluctuations in the value of insured securities, but only guarantees timely payment of principal and interest of such investments.
     We buy and sell securities for the Fund’s portfolio with a view toward seeking a high level of current income exempt from federal income tax and select securities that we believe have reasonable credit risk when considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding

Top Five Sectors

1. Hospital	14.2%

2. Wholesale Electric	13.2

3. Airports	12.2

4. Higher Education	8.5

5. Public Education	7.9
municipal securities permitted by its investment policies if we determine that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration, and frequency of portfolio turnover generally will not be a limiting factor if we consider it advantageous to purchase or sell securities. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration, or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
Market conditions during the reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high

Total Net Assets	$887.4 million

Total Number of Holdings	269
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Van Kampen Insured Tax Free Income Fund

unemployment continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening largely as a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund flows remained strong after a record 2009. In addition, year-to-date issuance through the reporting period was about 2.2% ahead of last year’s pace, at $293.2 billion versus $286.9 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable municipal bonds.3
      The Fund generated positive absolute returns for the reporting period. In terms of yield curve strategy, security selection in the 12- to 20-year range of the curve slightly contributed to Fund returns over the period.
     During the reporting period, lower rated tax-exempt bonds and non-rated bonds experienced greater price appreciation relative to higher quality issues. An overweight exposure in BBB- and non-rated bonds was a positive factor. However, this was more than offset by poor security selection in those areas.

     At the sector level, the Fund’s underweight position and security selection in tax-supported bonds, specifically state and local general obligation bonds, was a main contributor to performance for the period. Security selection in tobacco and utilities were main detractors from Fund performance.
     We may use inverse floating rate securities in Invesco Van Kampen Insured Tax Free Income Fund to help manage duration, yield curve exposure and credit exposure and to potentially enhance yield. Over the reporting period, our exposure to inverse floating rate securities contributed to Fund returns.
     Thank you for investing in Invesco Van Kampen Insured Tax Free Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Insured Tax Free Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Insured Tax Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Insured Tax Free Income Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco Van Kampen Insured Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 11/30/84, Fund data from 12/14/84

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen Insured Tax Free Income Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (12/14/84)		6.45%	5.52%	5.54%

10	Years	3.71	3.41	3.59

5	Years	1.43	1.10	1.55

1	Year	0.00	-1.15	0.34

Class B Shares

Inception (5/3/93)		4.10%	3.88%	3.98%

10	Years	3.58	3.28	3.41

5	Years	1.30	1.01	1.40

1	Year	-0.86	-1.86	-0.26

Class C Shares

Inception (8/13/93)		3.55%	3.34%	3.46%

10	Years	3.43	3.14	3.28

5	Years	1.64	1.35	1.68

1	Year	3.20	2.20	2.38

Class Y Shares
Inception (8/12/05)		2.63%	2.29%	2.62%

5	Years	2.66	2.32	2.64

1	Year	5.18	3.90	3.74

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Insured Tax Free Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Insured Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.00%, 1.75%, 1.75% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	Invesco Van Kampen Insured Tax Free Income Fund

Invesco Van Kampen Insured Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	A downgrade of an insurer’s claims-paying ability may result in increased credit risk of the municipal securities insured by such insurer and may result in a downgrade of the rating assigned to the municipal securities insured by such insurer. The securities could experience a decrease in market price as a result of such a downgrade. In the event the ratings assigned to such municipal securities decline below investment grade, such municipal securities would probably become less liquid or even illiquid. There can be no assurance that an issuer will be able to honor its obligations with respect to municipal securities in the Fund’s portfolio.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests substantially all of its assets in insured municipal securities. In the event that the insurers of the Fund’s insured municipal securities are downgraded in their claims-paying abilities by a nationally recognized statistical rating organization (NRSRO), the Fund would be subject to potential market value declines and increased credit risk on the municipal securities insured by such insurer.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Generally, the Fund’s municipal securities are insured as to timely payment of principal and interest by a private insurance company. This insurance does not, however, guarantee that the prices of these securities will remain stable during interest rate changes.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMTX
Class B Shares	VMTBX
Class C Shares	VMTCX
Class Y Shares	VMTIX

8	Invesco Van Kampen Insured Tax Free Income Fund

Schedule of Investments

September 30, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Municipal Bonds–105.6%
Alabama–0.8%
Birmingham, AL Wtrwks & Swr Brd Rev, Ser A (NATL Insd)	5.000%	01/01/21	$1,095	$1,187,823

Houston Cnty, AL Hlthcare Auth, Ser A (AMBAC Insd)	5.250%	10/01/30	3,670	3,495,418

Selma, AL Indl Dev Brd Rev Gulf Opportunity Zone Intl Paper Co Proj, Ser A	6.250%	11/01/33	2,300	2,483,701

				7,166,942

Alaska–2.0%
Alaska St Intl Arpt Rev Rfdg, Ser B (NATL Insd)	5.000%	10/01/24	6,525	7,036,103

Alaska St Intl Arpt Rev Rfdg, Ser D (NATL Insd)	5.000%	10/01/24	9,570	10,319,618

				17,355,721

Arizona–2.2%
Arizona Hlth Fac Auth Rev Banner Hlth, Ser D (BHAC Insd)	5.500%	01/01/38	5,000	5,352,400

Arizona St Univ Ctf Partn Resh Infrastructure Proj (AMBAC Insd)	5.250%	09/01/24	885	942,242

Goodyear, AZ McDowell Rd Coml Corridor Impt Dist (AMBAC Insd)	5.250%	01/01/32	1,665	1,703,578

Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev El Paso Elec Co Rfdg, Ser A (FGIC Insd)	4.800%	08/01/40	4,500	4,238,100

Pima Cnty, AZ Indl Dev Auth AZ Charter Sch Proj, Ser O	5.250%	07/01/31	1,750	1,542,345

Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A(a)	5.000%	01/01/25	3,000	3,422,670

Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A(a)	5.000%	01/01/28	2,000	2,238,420

				19,439,755

California–20.6%
Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (Syncora Gtd)	5.250%	09/01/35	3,780	3,493,552

Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC Insd)	5.000%	10/01/30	2,205	1,859,454

California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000%	07/01/39	3,000	3,297,300

California Hlth Fac Fin Auth Rev Sutter Hlth, Ser A (NATL Insd)	5.350%	08/15/28	1,630	1,637,498

California Hsg Fin Agy Rev Home Mtg, Ser G (AMT)(a)	5.050%	02/01/29	10,935	10,467,747

California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.300%	08/01/23	3,500	3,515,680

California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.450%	08/01/28	4,000	3,892,080

California St Dept Vet Affairs Home Pur Rev, Ser A (AMT)(a)	4.950%	12/01/37	9,585	8,961,687

California St Dept Vet Affairs Home Pur Rev, Ser B (AMT)	5.150%	12/01/27	4,250	4,302,743

California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (AGM Insd)	5.000%	10/01/29	2,980	3,073,095

California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin Pgm, Ser C (AGM Insd)	5.250%	10/01/34	2,715	2,762,811

California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (AGM Insd)	5.000%	10/01/29	1,095	1,129,208

California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev Pooled Fin, Ser 2004A (AGM Insd)	5.250%	10/01/24	3,920	4,286,324

California Stwide Cmnty Dev Auth Wtr & Wastewtr Rev, Ser D (AGM Insd)	5.000%	10/01/26	4,615	4,855,488

Capistrano, CA Uni Sch Dist (NATL Insd)	5.000%	09/01/25	7,430	7,482,827

Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A-2	5.250%	09/01/28	2,000	2,027,720

Earlimart, CA Elem Sch Dist, Ser 1 (AMBAC Insd)	6.700%	08/01/21	425	519,949

Golden St Tob Sec Corp CA Tob Settlement Rev, Ser A-1	4.500%	06/01/27	850	761,379

Golden St Tob Sec Corp CA Tob Settlement Rev, Ser A-1	5.750%	06/01/47	4,575	3,484,000

Golden West Sch Fin Auth CA Rev Rfdg, Ser A (NATL Insd)	5.750%	08/01/19	265	320,589

Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj Area No 2 (Syncora Gtd)	5.250%	09/01/36	7,000	6,801,830

Loma Linda, CA Redev Agy Tax Alloc, Ser A (Syncora Gtd)	5.250%	07/01/30	3,360	3,391,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

Los Angeles, CA Univ Sch Dist Election 2004, Ser H (AGM Insd)	5.000%	07/01/32	$2,610	$2,751,123

Los Angeles Cnty, CA Met Trans Auth Sales Tax Rev Prop A First Tier Sr, Ser A (AMBAC Insd)	5.000%	07/01/35	2,000	2,094,040

Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj (Syncora Gtd)	5.250%	09/01/36	10,000	9,049,900

Metropolitan Wtr Dist Southn CA Wtrwks Rev, Ser A (AGM Insd)	5.000%	07/01/35	2,000	2,103,800

Paramount, CA Uni Sch Dist Election 2006 (AGM Insd)	5.250%	08/01/30	1,000	1,073,140

Pittsburg, CA Uni Sch Dist Election 2006, Ser B (AGM Insd)	5.500%	08/01/31	2,420	2,666,259

Port Oakland, CA Rfdg Inter Lien, Ser A (NATL Insd) (AMT)	5.000%	11/01/29	4,000	3,939,400

Poway, CA Uni Sch Dist Spl Tax Cmnty Fac Dist No 6-4S Ranch (AMBAC Insd)	5.000%	09/01/35	10,000	9,154,800

Riverside, CA Elec Rev Issue, Ser D (AGM Insd)(a)	5.000%	10/01/38	6,335	6,543,738

San Diego, CA Cmnty College Dist Election 2002(a)	5.250%	08/01/33	7,500	8,217,975

San Francisco, CA City & Cnty Arpts Commn Intl Arpt, Ser 23-A (AGM Insd) (AMT)	5.000%	05/01/30	2,390	2,393,657

San Marcos, CA Pub Fac Auth Rev Tax Increment Pass-Thru Rfdg, Ser A (AMBAC Insd)	5.000%	10/01/31	5,140	5,057,914

Santa Monica, CA Cmnty College Rfdg, Ser A (AMBAC Insd)	5.000%	02/01/27	2,785	2,793,717

South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Ladera Ranch, Ser A (AMBAC Insd)	5.000%	08/15/27	5,380	5,380,861

South Tahoe, CA Jt Pwr Fin Redev Proj Area No 1 Rfdg, Ser A (AMBAC Insd)	5.000%	10/01/35	2,000	1,881,800

Tobacco Sec Auth Southn CA Tob Settlement, Ser A-1	5.125%	06/01/46	9,000	6,129,540

Twin Rivers, CA Uni Sch Dist Ctf Partn Sch Fac Brdg Pgm (AGM Insd)(b)	3.500%	06/01/41	2,000	1,999,920

University CA Regt, Ser A (BHAC Insd)	4.500%	05/15/47	3,510	3,479,919

University CA Rev, Ser O(a)	5.750%	05/15/23	3,275	3,988,197

University CA Rev, Ser O(a)	5.750%	05/15/25	4,815	5,816,568

Vernon, CA Elec Sys Rev, Ser A	5.125%	08/01/21	3,000	3,201,330

Washington, CA Uni Sch Dist Yolo Cnty Partn New High Sch Proj (AMBAC Insd)	5.000%	08/01/30	4,440	4,533,728

West Contra Costa, CA Uni Sch Dist Cabs (NATL Insd)	*	08/01/27	12,865	4,605,927

Yosemite, CA Cmnty College Dist Cap Apprec (AGM Insd)	*	08/01/24	3,570	1,897,634

				183,079,197

Colorado–2.7%
Colorado Ed & Cultural Fac Auth Rev Charter Sch Aurora Academy Sch Proj Rfdg, Ser A (Syncora Gtd)	5.250%	02/15/34	3,745	3,768,332

Colorado Ed & Cultural Fac Auth Rev Charter Sch Bromley Sch Proj Rfdg (Syncora Gtd)	5.250%	09/15/32	2,500	2,547,400

Colorado Ed & Cultural Fac Auth Rev Rfdg Charter Sch Challenge Proj Rfdg (CIFG Insd)	5.000%	06/01/37	1,070	1,092,117

Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (AGM Insd)	5.200%	03/01/31	1,600	1,714,032

Colorado Springs, CO Hosp Rev Conv (AGM Insd)	5.250%	12/15/20	3,375	3,831,165

Colorado Springs, CO Hosp Rev Conv (AGM Insd)	5.250%	12/15/21	3,530	3,985,511

Compark Business Campus Met Dist Co Rfdg & Impt, Ser A (Radian Insd)	5.600%	12/01/34	2,000	1,716,960

Denver, CO Convention Ctr Hotel Auth Rev Rfdg (Syncora Gtd)	5.000%	12/01/35	5,680	5,165,619

				23,821,136

District of Columbia–1.2%
District Columbia Income Tax Rev, Ser A(a)	5.000%	12/01/23	6,430	7,408,325

District Columbia Income Tax Rev, Ser B(a)	5.000%	12/01/24	2,570	2,949,743

				10,358,068

Florida–9.7%
Citizens Ppty Ins Corp FL High Risk Sr Sec, Ser A-1	5.000%	06/01/14	3,000	3,199,050

Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950%	07/01/20	115	119,762

Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	5.800%	07/01/28	1,770	1,896,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Florida Hsg Fin Corp Rev Homeowner Mtg, Ser 1 (GNMA Collateralized) (AMT)	6.000%	07/01/39	$1,090	$1,131,169

Florida Intergovnmtl Fin, Ser C1 (AMBAC Insd)	5.125%	02/01/31	1,000	1,001,440

Florida Muni Ln Council Rev, Ser B (NATL Insd)	5.750%	11/01/14	575	582,854

Florida St Brd Ed Cap Outlay Pub Ed, Ser C (NATL Insd) (Prerefunded @ 6/01/11)	5.000%	06/01/23	1,185	1,233,609

Florida St Brd of Regt Hsg Rev (NATL Insd)	5.750%	07/01/14	750	760,200

Gulf Breeze, FL Rev Loc Govt (FGIC Insd)	5.150%	12/01/20	1,340	1,359,108

Gulf Breeze, FL Rev Loc Govt (FGIC Insd)(b)	5.650%	12/01/20	500	506,570

Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)	5.375%	10/01/33	2,500	2,592,075

Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty Rfdg (AMBAC Insd)(b)	5.000%	12/01/34	800	836,464

Key West, FL Util Brd Elec Rev Cap Apprec, Ser D (AMBAC Insd)(c)	*	10/01/13	1,000	946,430

Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGL Insd) (AMT)	5.000%	10/01/38	16,100	16,231,054

Miami-Dade Cnty, FL Ed Fac Auth Rev Univ Miami, Ser A (BHAC Insd)	5.500%	04/01/38	4,000	4,252,120

Miami-Dade Cnty, FL Sch Brd Ctf Partn, Ser B (AGL Insd)	5.250%	05/01/26	5,000	5,494,500

Miami-Dade Cnty, FL Expwy Auth Toll Sys Rev, Ser A (AGL Insd)	5.000%	07/01/35	3,350	3,483,497

Miami-Dade Cnty, FL Wtr & Swr Rev Miami-Dade Cnty Wtr & Swr Sys (AGM Insd)	5.000%	10/01/39	4,500	4,765,905

Orange Cnty, FL Sch Brd Ctf, Ser B(d)	0.280%	08/01/32	2,000	2,000,000

Orlando, FL Cmnty Redev Agy Tax Rep Drive Unvl Blvd Rfdg (AMBAC Insd)	5.125%	04/01/20	1,000	1,008,480

Palm Beach Cnty, FL Hlth Fac Auth Rev Waterford Proj	5.250%	11/15/17	2,200	2,315,940

Polk Cnty, FL Sch Brd Ctf Partn Master Lease, Ser A (AGM Insd)	5.500%	01/01/16	750	766,125

Port Saint Lucie, FL Spl Assmt Rev Util Svc Area No 3 & 4A (NATL Insd)	5.000%	10/01/18	635	635,705

Port Saint Lucie, FL Util Rev Rfdg Sys (AGL Insd)	5.000%	09/01/35	1,500	1,578,540

Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)(b)	5.350%	03/15/42	3,000	3,333,510

Saint Johns Cnty, FL Indl Dev Auth First Mtg Rev Presbyterian Retirement, Ser A	5.625%	08/01/34	5,000	4,944,600

Saint Johns Cnty, FL Indl Dev Auth Professional Golf Proj Rfdg (NATL Insd)	5.250%	09/01/12	535	555,394

Saint Lucie Cnty, FL Sch Brd Ctf, Ser A (AGM Insd)	5.000%	07/01/21	1,000	1,036,050

Seminole Tribe FL Spl Oblig Rev, Ser A(e)	5.250%	10/01/27	500	477,275

Seminole Tribe FL Spl Oblig Rev, Ser A(e)	5.750%	10/01/22	500	503,750

Sunrise, FL Util Sys Rev (AMBAC Insd)(c)	5.200%	10/01/22	1,725	2,038,640

Sunrise, FL Util Sys Rev (AMBAC Insd)	5.200%	10/01/22	2,275	2,468,489

Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Rfdg, Ser A (NATL Insd)	6.625%	12/01/13	6,255	6,275,204

Village Ctr Cmnty Dev Dist FL, Ser A (NATL Insd)	5.200%	11/01/25	1,000	972,460

Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250%	10/15/19	3,735	3,738,324

Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Rfdg, Ser B (AMBAC Insd)	5.250%	10/15/22	1,000	1,000,510

				86,041,429

Georgia–5.3%
Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250%	12/01/21	1,370	1,455,132

Atlanta, GA Tax Allocation Rfdg Atlantic Sta Proj (AGL Insd)	5.250%	12/01/22	1,000	1,055,490

Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000%	07/01/25	4,390	4,659,985

Bleckley-Cochran, GA Dev Auth Student Hsg Fac Rev MGC Real Estate Fndtn, Ser A (CIFG Insd)	5.000%	07/01/36	11,355	11,672,940

Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd)	6.400%	01/01/13	14,530	15,417,928

Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (AMBAC Insd) (Prerefunded @ 1/01/11)	6.400%	01/01/13	160	162,482

Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (NATL Insd)	6.500%	01/01/17	9,445	11,144,722

Georgia Muni Elec Auth Pwr Rev 2005, Ser Y (NATL Insd) (Prerefunded @ 1/01/14)	6.500%	01/01/17	145	172,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Georgia–(continued)

Georgia Muni Elec Auth Pwr Rev, Ser Y (AMBAC Insd)(c)	6.400%	01/01/13	$860	$921,782

Georgia Muni Elec Auth Pwr Rev, Ser Y (NATL Insd) (Prerefunded @ 1/01/16)	6.500%	01/01/17	410	486,883

				47,149,471

Hawaii–0.5%
Honolulu, HI City & Cnty, Ser A(a)	5.250%	04/01/29	4,120	4,703,227

Idaho–0.7%
Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser A (AMT)	5.625%	07/01/28	975	1,031,404

Idaho Hsg & Fin Assn Single Family Mtg Rev, Class I, Ser B (AMT)	5.375%	07/01/28	1,290	1,348,682

Idaho Hsg & Fin Assn Single Family Mtg Rev, Class III, Ser A (AMT)	5.700%	07/01/28	3,665	3,871,449

				6,251,535

Illinois–13.7%
Bourbonnais, IL Indl Proj Rev Olivet Nazarene Univ Proj (Radian Insd)	5.125%	11/01/37	3,755	3,789,246

Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (NATL Insd)	*	12/01/19	1,500	1,045,935

Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser A (NATL Insd)	*	12/01/25	1,020	504,880

Chicago, IL Brd Ed Cap Apprec Sch Reform, Ser B-1 (NATL Insd)	*	12/01/19	2,845	1,983,790

Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd)	5.000%	01/01/21	5,925	6,301,948

Chicago, IL Midway Arpt Rev Second Lien Rfdg, Ser B (AMBAC Insd)	5.000%	01/01/22	6,220	6,580,325

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250%	01/01/24	6,000	6,499,500

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGL Insd)	5.250%	01/01/26	3,855	4,143,354

Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser A (AGL Insd)	5.000%	01/01/29	1,000	1,041,070

Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser A-2 (AGM Insd) (AMT)(a)	5.750%	01/01/20	9,170	9,811,717

Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.000%	01/01/34	5,000	5,097,250

Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.250%	01/01/21	2,840	3,022,868

Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.250%	01/01/23	3,120	3,296,155

Chicago, IL O’Hare Intl Arpt Rev Rfdg Gen Arpt Third Lien, Ser E (AGL Insd)	5.250%	01/01/24	1,430	1,506,233

Chicago, IL Pk Dist, Ser C (NATL Insd)	5.500%	01/01/19	615	633,733

Chicago, IL Proj Rfdg, Ser A (AMBAC Insd)	5.625%	01/01/39	145	153,397

Chicago, IL Proj Rfdg, Ser A (NATL Insd) (Prerefunded @ 1/01/11)	5.500%	01/01/38	50	51,158

Chicago, IL, Ser A (AGL Insd)(a)	5.250%	01/01/24	4,200	4,649,946

Chicago, IL, Ser A (AGL Insd)(a)	5.250%	01/01/25	4,400	4,847,744

Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (AGM Insd)	8.100%	12/01/16	345	465,678

Cook Cnty, IL Sch Dist No 100 Berwyn South Cap Apprec (AGM Insd)	8.200%	12/01/14	290	370,130

Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/17	2,605	2,018,588

Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/18	2,995	2,189,794

Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/19	4,210	2,909,320

Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap Apprec (NATL Insd)	*	12/01/20	4,050	2,645,176

Du Page Cnty, IL Cmnty High Sch (AGM Insd)	5.600%	01/01/22	3,000	3,254,640

Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500%	05/01/20	540	553,111

Grundy, Kendall & Will Cntys, IL (AMBAC Insd)	5.500%	05/01/21	340	348,354

Huntley, IL Spl Svc Area No 10 Spl Tax Rfdg (AGL Insd)	5.100%	03/01/29	3,000	3,157,860

Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (AGM Insd)	6.650%	02/01/11	2,000	2,040,180

Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.400%	04/01/27	1,000	1,015,870

Illinois Fin Auth Rev Resurrection Hlthcare, Ser A (AGM Insd)	5.500%	05/15/24	12,000	12,798,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500%	08/01/37	$1,500	$1,464,930

Illinois Med Dist (NATL Insd)	5.250%	06/01/32	2,000	2,021,520

Lake Cnty, IL Cmnty Cons Sch Dist No 50 Woodland Cap Apprec, Ser B (NATL Insd)	*	12/01/14	1,200	1,098,132

Lake Cnty, IL Cmnty Unit Sch Dist No 60 Waukegan Cap Apprec, Ser A (AGM Insd)(c)	*	12/01/17	2,875	2,301,265

Lake Cnty, IL Cmnty Unit Sch Dist No 60 Waukegan Cap Apprec, Ser A (AGM Insd)	*	12/01/17	3,915	3,094,181

McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (NATL Insd)	*	01/01/17	3,000	2,373,720

McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No 158 Cap Apprec (NATL Insd)	*	01/01/18	4,000	2,988,520

McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap Apprec (NATL Insd)	*	01/01/16	1,330	1,159,428

Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (NATL Insd)	5.250%	06/15/42	6,000	6,083,340

				121,312,466

Indiana–0.3%
Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis, Ser E (AGM Insd)	5.250%	05/15/41	2,000	2,107,900

Plainfield, IN Cmnty High Sch Bldg Corp First Mtg (NATL Insd)	5.000%	01/15/30	500	518,530

				2,626,430

Iowa–0.8%
Iowa Fin Auth Hlth Fac Rev, Ser A (AGL Insd)	5.250%	08/15/29	1,500	1,645,305

Iowa St Spl Oblig IJobs Pgm, Ser A(a)(f)	5.000%	06/01/27	4,650	5,191,446

				6,836,751

Kansas–0.3%
Wyandotte Cnty, Kansas City, KA Univ Govt Util Sys Rev, Ser A (BHAC Insd)	5.000%	09/01/29	2,000	2,197,940

Kentucky–1.4%
Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev, Ser A-1 (AGL Insd)	6.000%	12/01/38	4,000	4,370,320

Kentucky St Ppty & Bldgs Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/28	3,000	3,366,240

Paducah, KY Elec Plt Brd Rev, Ser A (AGL Insd)	5.250%	10/01/35	4,000	4,296,240

				12,032,800

Louisiana–2.2%
Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.375%	12/01/12	1,935	1,936,606

Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.500%	12/01/18	5,530	5,710,610

Lafayette, LA Util Rev (NATL Insd)	5.250%	11/01/24	7,500	8,365,425

Louisiana St Gas & Fuels Tax Rev, Ser A (AGL Insd)	5.000%	05/01/28	2,500	2,695,950

New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-1 (AGL Insd)	6.000%	01/01/23	1,000	1,168,810

				19,877,401

Massachusetts–0.7%
Massachusetts Muni Whsl Elec Co Nuclear Mix, Ser 1-A (NATL Insd)	5.250%	07/01/13	2,350	2,465,831

Massachusetts Muni Whsl Elec Co Proj No. 6-A, Ser A (NATL Insd)	5.250%	07/01/16	175	182,501

Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser B-2 (NATL Insd)	5.375%	02/01/27	2,000	2,100,880

Massachusetts St Hsg Fin Agy Hsg, Ser C (AMT)	5.100%	12/01/27	1,745	1,797,542

				6,546,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Michigan–0.8%
Detroit, MI Swr Disp Rev Sr Lien, Ser B (AGM Insd)	7.500%	07/01/33	$5,750	$7,068,015

Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000%	06/01/48	500	385,700

				7,453,715

Minnesota–0.9%
Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser B (AGL Insd)	6.500%	11/15/38	4,000	4,599,320

Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250%	05/15/36	3,000	2,933,670

				7,532,990

Mississippi–0.1%
Harrison Cnty, MS Wastewtr Mgmt & Solid Wastewtr Treatment Fac Rfdg, Ser A (FGIC Insd)(c)	8.500%	02/01/13	1,000	1,131,470

Missouri–0.3%
Bi-state Dev Agy MO IL Metro Dist Mass Tran Sales Tax Metrolink Cross Cnty Extn (AGL Insd)	5.000%	10/01/39	2,000	2,107,100

Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (AGM Insd)	5.500%	03/01/16	220	224,120

Mehlville, MO Sch Dist No R-9 Ctf Partn, Ser A (AGM Insd)	5.500%	03/01/17	230	234,308

				2,565,528

Nebraska–2.6%
Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.375%	04/01/39	3,000	3,291,450

Nebraska Pub Pwr Dist Rev Gen, Ser B (BHAC Insd)	5.000%	01/01/37	15,570	16,402,372

Saunders Cnty, NE (AGM Insd)	5.000%	11/01/35	3,620	3,651,096

				23,344,918

Nevada–1.7%
Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (NATL Insd) (AMT)	5.500%	07/01/20	3,045	3,206,294

Clark Cnty, NV Arpt Rev Sub Lien, Ser A-1 (NATL Insd) (AMT)	5.500%	07/01/21	3,000	3,134,970

Clark Cnty, NV Passenger Fac Charge Rev Las Vegas McCarran Intl Arpt, Ser A (AGM Insd)	5.250%	07/01/39	4,000	4,196,920

Nevada St Muni Bd Bk Proj, Ser F (AGM Insd)	5.000%	12/01/23	3,500	3,860,360

Reno, NV Cap Impt Rev (NATL Insd)	5.125%	06/01/26	935	939,684

				15,338,228

New Hampshire–0.5%
Manchester, NH Gen Arpt Rev Rfdg Gen, Ser A (AGM Insd)	5.125%	01/01/30	4,500	4,718,655

New Jersey–1.2%
New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser Z (AGL Insd)	5.500%	12/15/34	1,000	1,120,870

New Jersey St Hsg & Mtg Fin Agy Rev, Ser AA	6.375%	10/01/28	940	1,061,053

Tobacco Settlement Fin Corp NJ, Ser 1A	4.750%	06/01/34	6,430	4,589,220

Tobacco Settlement Fin Corp NJ, Ser 1A	5.000%	06/01/41	6,140	4,257,476

				11,028,619

New Mexico–0.3%
New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A(a)	6.375%	08/01/32	2,000	2,283,460

New York–2.6%
Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A (BHAC Insd)	5.500%	05/01/33	5,000	5,646,900

New York City Hlth & Hosp Hlth Sys, Ser A (AGM Insd)	5.000%	02/15/21	5,470	5,616,870

New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250%	11/01/27	5,000	5,052,800

New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	6.375%	01/01/39	1,000	1,131,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

New York–(continued)

New York NY Adj Sub, Ser A(d)	0.300%	11/01/26	$2,450	$2,450,000

New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (Syncora Gtd)	5.375%	07/01/21	3,105	3,234,789

				23,133,019

North Carolina–1.1%
Johnston, NC Mem Hosp Auth (AGM Insd)	5.250%	10/01/24	6,000	6,608,580

North Carolina Med Care Commn Hlthcare Fac Rev Wake Med, Ser A (AGL Insd)	5.625%	10/01/38	1,100	1,151,634

North Carolina Tpk Auth Triangle Expwy Sys Rev, Ser A (AGL Insd)	5.125%	01/01/24	2,000	2,216,740

				9,976,954

North Dakota–0.6%
Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Sta Rfdg (AMBAC Insd)	7.200%	06/30/13	3,580	3,872,200

Oliver Cnty, ND Pollutn Ctl Rev Square Butte Elec Coop Rfdg, Ser A (AMBAC Insd)	5.300%	01/01/27	970	972,473

				4,844,673

Ohio–1.3%
Lorain Cnty, OH Hosp Rev Fac Catholic Rfdg, Ser C-1 (AGM Insd)	5.000%	04/01/24	1,750	1,892,328

Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.000%	11/15/28	2,825	3,017,806

Ohio Hsg Fin Agy Multifamily Hsg Mtg Covenant, Ser C (GNMA Collateralized) (AMT)	6.100%	09/20/49	2,845	3,105,403

Ohio St Air Quality Dev Auth Rev Pollutn Ctl First Energy Rfdg, Ser C	5.625%	06/01/18	3,000	3,357,960

				11,373,497

Oklahoma–1.9%
Chickasaw Nation, OK Hlth Sys(e)	6.250%	12/01/32	1,000	1,073,690

Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000%	06/01/21	2,395	2,767,039

Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000%	06/01/22	2,395	2,748,119

Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000%	06/01/23	4,075	4,643,870

McAlester, OK Pub Wks Auth Util Cap Apprec, Ser A (AGM Insd)	*	02/01/30	4,320	1,461,975

Oklahoma Colleges Brd Regt Stad Univ Cent OK, Ser B (AMBAC Insd)	5.500%	06/01/24	2,000	2,201,960

Tulsa, OK Cmnty College Rev (AMBAC Insd)	5.500%	07/01/22	2,000	2,123,580

				17,020,233

Pennsylvania–2.2%
Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth Sys, Ser A (NATL Insd) (Prerefunded @ 11/15/10)	6.500%	11/15/30	5,000	5,139,200

Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh Mercy Hlth Sys Inc (AMBAC Insd)(c)	5.625%	08/15/26	4,875	5,189,974

Lycoming Cnty, PA Auth College Rev PA College of Technology (AMBAC Insd)	5.350%	07/01/26	3,000	3,004,530

Pennsylvania St Tpk Commn Tpk Rev, Ser A (AGL Insd)	5.000%	06/01/24	4,000	4,464,160

Pittsburgh & Allegheny Cnty, PA Sports & Exhib Auth Sales Reg Asset Dist Rfdg (AGM Insd)	5.000%	02/01/31	2,000	2,122,760

				19,920,624

South Carolina–2.4%
Easley, SC Util Rev Impt & Rfdg (AGM Insd) (Prerefunded @ 12/01/15)	5.000%	12/01/34	5,170	6,036,182

South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.500%	02/01/38	3,000	3,226,920

South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200%	11/01/27	6,500	6,866,925

Spartanburg Cnty, SC Regl Hlth Svc Dist Rfdg, Ser D (AGL Insd)	5.250%	04/15/22	4,465	4,979,234

				21,109,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

South Dakota–1.2%
South Dakota St Hlth & Ed Fac Auth Vocational Ed Prog (AGL Insd)	5.500%	08/01/38	$3,000	$3,245,460

South Dakota St Lease Rev Tr Ctf, Ser A (AGM Insd)	6.625%	09/01/12	2,750	2,941,785

South Dakota St Lease Rev Tr Ctf, Ser A (AGM Insd)	6.700%	09/01/17	4,000	4,839,200

				11,026,445

Texas–8.2%
Alamo, TX Cmnty College Dist Combined Fee Rfdg (AGM Insd)	5.000%	11/01/22	620	644,285

Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (AGM Insd) (AMT)	5.375%	11/01/21	4,000	4,256,920

Dallas Fort Worth, TX Intl Arpt Rev Impt, Ser B (AGM Insd) (AMT)	5.500%	11/01/19	6,110	6,633,566

Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.250%	08/15/34	4,000	4,276,200

Houston, TX Util Sys Rev First Lien Rfdg, Ser A (BHAC Insd)	5.250%	05/15/23	22,500	24,911,100

Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)(b)	6.000%	08/01/20	3,000	3,266,970

North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625%	01/01/33	2,500	2,667,425

Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (AGM Insd)	5.000%	07/15/25	2,750	2,942,280

Nueces Riv Auth TX Wtr Supply Rev Fac Corpus Christi Proj Rfdg (AGM Insd)	5.000%	03/01/27	2,000	2,121,660

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	6.500%	07/01/37	4,250	4,772,580

Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev, Ser B (FGIC Insd)(c)	5.000%	09/01/15	1,750	1,978,042

Texas Private Activity Surface Trans Corp Sr Lien Nt Mobility	6.875%	12/31/39	1,850	2,045,009

Texas St Tpk Auth Cent TX Tpk First Tier, Ser A (AMBAC Insd)	5.500%	08/15/39	10,000	10,140,500

Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put(b)	5.000%	08/15/42	2,000	2,026,220

				72,682,757

Utah–0.1%
Provo, UT Elec Rev 1984 Rfdg, Ser A (AMBAC Insd)(c)	10.375%	09/15/15	370	466,588

Utah Hsg Corp Single Family Mtg Rev, Class III, Ser C-1 (AMT)	5.700%	07/01/28	660	697,178

				1,163,766

Washington–9.6%
Chelan Cnty, WA Sch Dist No 246 (AGM Insd) (Prerefunded @ 6/01/12)	5.000%	12/01/21	4,115	4,428,769

Energy Northwest WA Elec Rev Columbia Generating Rfdg, Ser A (AGM Insd)	5.500%	07/01/17	11,340	11,849,619

Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (AGM Insd)	5.500%	07/01/17	4,500	4,702,230

Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser A (AGM Insd)	5.500%	07/01/18	14,500	15,151,630

Energy Northwest WA Elec Rev Proj No 3 Rfdg, Ser B (AGM Insd)	6.000%	07/01/16	5,000	5,460,300

Energy Northwest WA Wind Proj (AMBAC Insd)	5.000%	07/01/23	1,365	1,415,478

Fife, WA Wtr & Swr Rev (NATL Insd)	5.125%	04/01/24	890	906,412

King Cnty, WA Hsg Auth Cap Pgm Rev Egis Hsg Pgm (AGM Insd) (AMT)	5.300%	06/01/23	1,025	1,082,605

King Cnty, WA Pub Hosp Dist No 001, Ser A (AGL Insd)	5.250%	12/01/28	3,575	3,945,656

Lynnwood, WA Pub Fac Dist Rev Convention Ctr (AMBAC Insd)	5.000%	12/01/34	4,140	4,212,119

Snohomish Cnty, WA Pub Util 1 (AGM Insd)	5.000%	12/01/24	145	155,018

Snohomish Cnty, WA Pub Util 1 (AGM Insd)	5.500%	12/01/23	2,565	2,806,238

Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.250%	09/01/33	3,000	3,071,820

Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.750%	12/01/25	2,000	2,213,040

Spokane, WA Pub Fac Dist Hotel (NATL Insd)	5.750%	12/01/26	2,420	2,561,739

Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser B (AGL Insd)	6.000%	08/15/39	2,000	2,201,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Insured Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Washington–(continued)

Washington St Hlthcare Fac Auth Rev Providence Hlth, Ser D (AGM Insd)	5.250%	10/01/33	$5,000	$5,397,800

Washington St Motor Vehicle Fuel, Ser 2010-B(a)	5.000%	08/01/30	12,500	13,949,126

				85,511,479

West Virginia–0.2%
West Virginia Econ Dev Auth Lease Rev Correctional Juvenile & Pub, Ser A (NATL Insd)	5.500%	06/01/19	1,530	1,636,136

Wyoming–0.4%
Wyoming Cmnty Dev Auth Hsg Rev, Ser 1 (AMT)	5.300%	12/01/23	2,985	3,122,489

Puerto Rico–0.3%
Puerto Rico Indl Tourist Ed Med & Environmental Ctl Fac Hosp Aux (NATL Insd)	6.250%	07/01/16	2,380	2,389,996

TOTAL INVESTMENTS–105.6% (Cost $895,459,397)				937,105,935

Floating Rate Note and Dealer Trust Obligations Related to Securities Held–(6.9%)
(Cost ($60,880,000))
Notes with interest rates ranging from 0.27% to 1.02% at 09/30/10, and contractual maturities of collateral ranging from 01/01/20 to 10/01/38 (See Note 1(K) in the Notes to Financial Statements)(g)			(60,880)	(60,880,000)

TOTAL NET INVESTMENTS–98.7% (Cost $834,579,397)				876,225,935

OTHER ASSETS IN EXCESS OF LIABILITIES–1.3%				11,223,129

NET ASSETS–100.0%				$887,449,064

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

ACA	– American Capital Access
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
CIFG	– CDC IXIS Financial Guaranty
Connie Lee	– Connie Lee Insurance Co.
FGIC	– Financial Guaranty Insurance Co.
GNMA	– Government National Mortgage Association
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance
Syncora Gtd	– Syncora Guaranteed Limited

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Underlying security related to Special Purpose Trusts entered into by the Fund. See Note 1(K) in the Notes to Financial Statements.
(b)	Variable Rate Coupon
(c)	Escrowed to Maturity
(d)	Demand Security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on September 30, 2010.
(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(f)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,100,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(g)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect on September 30, 2010. At September 30, 2010, the Fund’s investments with a value of $105,451,736 are held by the Dealer Trusts and serve as collateral for the $60,880,000 in floating rate note and dealer trust obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Insured Tax Free Income Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $895,459,397)	$937,105,935

Receivables:
Interest	13,406,103

Fund shares sold	307,797

Investments sold	186,395

Other	16,483

Total assets	951,022,713

Liabilities:
Payables:
Floating rate note and dealer trust obligations	60,880,000

Fund shares repurchased	1,338,861

Income distributions	476,883

Custodian bank	376,495

Distributor and affiliates	327,656

Accrued expenses	171,753

Trustees’ deferred compensation and retirement plans	2,001

Total liabilities	63,573,649

Net assets	$887,449,064

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$935,082,950

Net unrealized appreciation	41,646,538

Accumulated undistributed net investment income	1,635,917

Accumulated net realized gain (loss)	(90,916,341)

Net assets	$887,449,064

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $835,024,089 and 49,920,462 shares of beneficial interest issued and outstanding)	$16.73

Maximum sales charge (4.75% of offering price)	0.83

Maximum offering price to public	$17.56

Class B Shares:
Net asset value and offering price per share (Based on net assets of $15,261,377 and 913,642 shares of beneficial interest issued and outstanding)	$16.70

Class C Shares:
Net asset value and offering price per share (Based on net assets of $34,613,804 and 2,074,411 shares of beneficial interest issued and outstanding)	$16.69

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $2,549,794 and 152,451 shares of beneficial interest issued and outstanding)	$16.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Insured Tax Free Income Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Interest	$47,773,152

Expenses:
Investment advisory fee	4,535,162

Distribution fees:
Class A	2,061,877

Class B	160,935

Class C	314,853

Interest, line of credit and residual trust expenses	637,928

Transfer agent fees	470,612

Administrative services fees	217,165

Professional fees	90,604

Reports to shareholders	87,047

Registration fees	63,129

Custody	45,038

Trustees’ and officers’ fees and benefits	43,569

Other	31,692

Total expenses	8,759,611

Net investment income	39,013,541

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	(5,408,512)

Unrealized appreciation:
Beginning of the period	33,175,049

End of the period	41,646,538

Net unrealized appreciation during the period	8,471,489

Net realized and unrealized gain	3,062,977

Net increase in net assets from operations	$42,076,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Insured Tax Free Income Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	September 30,	September 30,
	2010	2009

From investment activities:
Operations:
Net investment income	$39,013,541	$38,969,843

Net realized gain (loss)	(5,408,512)	(26,484,657)

Net unrealized appreciation during the period	8,471,489	102,350,822

Change in net assets from operations	42,076,518	114,836,008

Distributions from net investment income:
Class A shares	(37,017,316)	(39,120,943)

Class B shares	(596,355)	(796,416)

Class C shares	(1,162,505)	(1,034,865)

Class Y shares	(107,683)	(66,232)

Total distributions	(38,883,859)	(41,018,456)

Net change in net assets from investment activities	3,192,659	73,817,552

From capital transactions:
Proceeds from shares sold	71,010,993	95,103,790

Net asset value of shares issued through dividend reinvestment	32,739,430	34,054,395

Cost of shares repurchased	(130,186,721)	(126,636,981)

Net change in net assets from capital transactions	(26,436,298)	2,521,204

Total increase (decrease) in net assets	(23,243,639)	76,338,756

Net assets:
Beginning of the period	910,692,703	834,353,947

End of the period (including accumulated undistributed net investment income of $1,635,917 and $1,208,301, respectively)	$887,449,064	$910,692,703

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Insured Tax Free Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.66		$15.30		$17.72		$18.59		$18.87

Net investment income(a)	0.73		0.72		0.77		0.74		0.72

Net realized and unrealized gain (loss)	0.07		1.40		(2.43)		(0.84)		0.09

Total from investment operations	0.80		2.12		(1.66)		(0.10)		0.81

Less:
Distributions from net investment income	0.73		0.76		0.76		0.71		0.71

Distributions from net realized gain	-0-		-0-		-0-		0.06		0.38

Total distributions	0.73		0.76		0.76		0.77		1.09

Net asset value, end of the period	$16.73		$16.66		$15.30		$17.72		$18.59

Total return	4.98	%(b)	14.32	%(c)	(9.57	)%(c)	(0.63	)%(c)	4.49	%(c)

Net assets at end of the period (in millions)	$835.0		$859.0		$794.4		$983.3		$1,075.9

Ratio of expenses to average net assets	0.95	%(d)	1.00%		1.47%		1.54%		1.00%

Ratio of net investment income to average net assets	4.46	%(d)	4.71%		4.58%		4.02%		3.87%

Portfolio turnover(e)	5%		21%		59%		51%		45%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.88	%(d)	0.90%		0.89%		0.88%		0.88%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $832,158.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Insured Tax Free Income Fund

Financial Highlights—(continued)

	Class B shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.64		$15.28		$17.70		$18.57		$18.85

Net investment income(a)	0.60		0.61		0.64		0.60		0.58

Net realized and unrealized gain (loss)	0.06		1.39		(2.43)		(0.84)		0.09

Total from investment operations	0.66		2.00		(1.79)		(0.24)		0.67

Less:
Distributions from net investment income	0.60		0.64		0.63		0.57		0.57

Distributions from net realized gain	-0-		-0-		-0-		0.06		0.38

Total distributions	0.60		0.64		0.63		0.63		0.95

Net asset value, end of the period	$16.70		$16.64		$15.28		$17.70		$18.57

Total return	4.14	%(b)	13.49	%(c)	(10.27	)%(c)	(1.38	)%(c)	3.71	%(c)

Net assets at end of the period (in millions)	$15.3		$18.3		$20.7		$30.0		$43.0

Ratio of expenses to average net assets	1.70	%(d)	1.75%		2.22%		2.29%		1.75%

Ratio of net investment income to average net assets	3.71	%(d)	3.97%		3.79%		3.25%		3.11%

Portfolio turnover(e)	5%		21%		59%		51%		45%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.63	%(d)	1.65%		1.64%		1.63%		1.63%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $16,093.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Insured Tax Free Income Fund

Financial Highlights—(continued)

	Class C shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.62		$15.27		$17.68		$18.55		$18.84

Net investment income(a)	0.60		0.60		0.65		0.60		0.58

Net realized and unrealized gain (loss)	0.07		1.39		(2.43)		(0.84)		0.08

Total from investment operations	0.67		1.99		(1.78)		(0.24)		0.66

Less:
Distributions from net investment income	0.60		0.64		0.63		0.57		0.57

Distributions from net realized gain	-0-		-0-		-0-		0.06		0.38

Total distributions	0.60		0.64		0.63		0.63		0.95

Net asset value, end of the period	$16.69		$16.62		$15.27		$17.68		$18.55

Total return	4.20	%(b)	13.50	%(c)	(10.28	)%(c)	(1.38	)%(c)	3.66	%(c)

Net assets at end of the period (in millions)	$34.6		$30.8		$18.4		$19.0		$21.3

Ratio of expenses to average net assets	1.70	%(d)	1.75%		2.23%		2.29%		1.75%

Ratio of net investment income to average net assets	3.71	%(d)	3.95%		3.83%		3.26%		3.11%

Portfolio turnover(e)	5%		21%		59%		51%		45%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.63	%(d)	1.65%		1.64%		1.63%		1.63%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $31,485.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Insured Tax Free Income Fund

Financial Highlights—(continued)

	Class Y shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$16.66		$15.30		$17.72		$18.59		$18.87

Net investment income(a)	0.77		0.76		0.82		0.78		0.75

Net realized and unrealized gain (loss)	0.07		1.40		(2.44)		(0.84)		0.10

Total from investment operations	0.84		2.16		(1.62)		(0.06)		0.85

Less:
Distributions from net investment income	0.77		0.80		0.80		0.75		0.75

Distributions from net realized gain	-0-		-0-		-0-		0.06		0.38

Total distributions	0.77		0.80		0.80		0.81		1.13

Net asset value, end of the period	$16.73		$16.66		$15.30		$17.72		$18.59

Total return	5.24	%(b)	14.60	%(c)	(9.34	)%(c)	(0.38	)%(c)	4.75	%(c)

Net assets at end of the period (in millions)	$2.5		$2.6		$0.8		$1.1		$2.4

Ratio of expenses to average net assets	0.70	%(d)	0.75%		1.22%		1.29%		0.75%

Ratio of net investment income to average net assets	4.71	%(d)	4.99%		4.83%		4.23%		4.11%

Portfolio turnover(e)	5%		21%		59%		51%		45%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.63	%(d)	0.65%		0.64%		0.63%		0.63%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $2,296.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.
On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Insured Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Insured Tax Free Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s – Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

24        Invesco Van Kampen Insured Tax Free Income Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into

25        Invesco Van Kampen Insured Tax Free Income Fund

contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest, line of credit and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2010 were $61,746,700 and 1.02%, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.525%

Next $500 million	0.500%

Next $500 million	0.475%

Over $1.5 billion	0.450%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $3,024,267 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the

26        Invesco Van Kampen Insured Tax Free Income Fund

Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $47,141 to VKII. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $30,477 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended September 30, 2010, IIS was paid $160,304 for providing such services. Prior to the Reorganization, the Acquired Fund paid $189,076 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,688,840 to VKFI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $22,802 in front-end sales commissions from the sale of Class A shares and $1,686, $6,207, $888 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $128,535 in front-end sales commissions from the sale of Class A shares and $21,589, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Securities	$—	$937,105,935	$—	$937,105,935

27        Invesco Van Kampen Insured Tax Free Income Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended September 30, 2010, the Fund paid legal fees of $357 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expenses of $20,369 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$9,286	$29,572

Ordinary income-tax exempt	38,874,573	41,064,410

Total distributions	$38,883,859	$41,093,982

Tax Components of Net Assets at Period-End:

2010

Undistributed tax exempt income	$424,086

Net unrealized appreciation — investments	44,004,183

Temporary book/tax differences	(60)

Post-October deferrals	(4,918,046)

Capital loss carryforward	(87,144,049)

Shares of beneficial interest	935,082,950

Total net assets	$887,449,064

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2015	$210,390

September 30, 2016	7,990,386

September 30, 2017	67,058,676

September 30, 2018	11,884,597

Total capital loss carryforward	$87,144,049

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

28        Invesco Van Kampen Insured Tax Free Income Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $49,872,340 and $76,924,894, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$63,728,402

Aggregate unrealized (depreciation) of investment securities	(19,724,219)

Net unrealized appreciation of investment securities	$44,004,183

Cost of investments for tax purposes is $893,101,752.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of tax accretion, on September 30, 2010, undistributed net investment income (loss) was increased by $297,934 and undistributed net realized gain (loss) was decreased by $297,934. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	For the year ended				For the year ended
	September 30, 2010(a)				September 30, 2009
	Shares		Value		Shares	Value

Sales:
Class A	3,568,189(b	)	$58,117,008(b	)	4,721,752	$72,022,286

Class B	177,983		2,903,003		241,156	3,659,440

Class C	549,575		8,960,449		1,105,383	16,713,973

Class Y	62,608		1,030,533		176,519	2,708,091

Total Sales	4,358,355		71,010,993		6,244,810	95,103,790

Dividend Reinvestment:
Class A	1,913,300		31,209,441		2,112,832	32,508,834

Class B	30,780		501,061		42,859	657,783

Class C	59,355		966,490		53,424	823,201

Class Y	3,833		62,438		4,184	64,577

Total Dividend Reinvestment	2,007,268		32,739,430		2,213,299	34,054,395

Repurchases:
Class A	(7,131,391)		(116,348,902)		(7,187,016)	(109,397,004)

Class B	(394,573	)(b)	(6,423,120	)(b)	(538,764)	(8,221,319)

Class C	(387,035)		(6,301,595)		(510,845)	(7,792,281)

Class Y	(68,446)		(1,113,104)		(81,048)	(1,226,377)

Total Repurchases	(7,981,445)		$(130,186,721)		(8,317,673)	$(126,636,981)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 96,499 Class B shares into 96,368 Class A shares at a value of $1,578,390.

  Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such

29        Invesco Van Kampen Insured Tax Free Income Fund

instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 11—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 12—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Municipal Income Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 13—Borrowings

During the period ended September 30, 2010, the Acquired Fund entered into a $150,000,000 joint revolving bank credit facility. The Fund terminated its participation in the facility on May 31, 2010.

30        Invesco Van Kampen Insured Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Insured Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Insured Tax Free Fund (formerly known as Van Kampen Insured Tax Free Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

31        Invesco Van Kampen Insured Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010, through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2]	Ratio
A	$1,000.00	$1,058.08	$4,85	$1,020.36	$4.76	0.94%

B	1,000.00	1,053.61	8.70	1,016.60	8.54	1.69

C	1,000.00	1,054.25	8.70	1,016.60	8.54	1.69

Y	1,000.00	1,058.74	3.56	1,021.61	3.50	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

32        Invesco Van Kampen Insured Tax Free Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Insured Tax Free Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

33        Invesco Van Kampen Insured Tax Free Income Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

34        Invesco Van Kampen Insured Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.27%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35        Invesco Van Kampen Insured Tax Free Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Insured Tax Free Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	32,639,758	1,243,369	1,849,291	0

36        Invesco Van Kampen Insured Tax Free Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

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You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov.
Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-ITFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	September 30, 2010

Invesco Van Kampen Intermediate Term Municipal Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
20	Financial Statements
23	Financial Highlights
26	Notes to Financial Statements
33	Auditor’s Report
34	Fund Expenses
35	Approval of Investment Advisory and Sub-Advisory Agreements
37	Tax Information
38	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen Intermediate Term Municipal Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Van Kampen New York Tax Free Income Fund at net asset value (NAV) posted positive returns during the 12-month reporting period ended September 30, 2010. The Fund’s Class A shares at NAV outperformed both the Fund’s broad market benchmark, the Barclays Capital Municipal Bond Index, and the Fund’s style-specific index, the Barclays Capital New York Municipal Index. The Fund’s security selection on the long end of the yield curve and an overweight position and security selection in BBB-rated bonds and non-rated bonds were the main contributors to relative outperformance versus the Barclays Capital New York Municipal Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.24%

Class B Shares	5.46

Class C Shares	5.53

Class Y Shares	6.56

Barclays Capital Municipal Bond Index▼ (Broad Market Index/Style-Specific Index)	5.81

▼Lipper Inc.;

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income taxes, consistent with preservation of capital.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 65% of the Fund’s total assets in investment grade municipal securities. Investment grade securities are rated BBB or higher by S&P or Baa or higher by Moody’s or an equivalent rating by another agency or unrated securities which we determine to be of comparable quality. However, the Fund may not invest more than 20% of its total assets in unrated investment grade securities.
     Under normal market conditions, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	92.4%

General Obligation Bonds	5.2

Pre-refunded Bonds	2.0

Cash/Other	0.4
securities which we determine to be of comparable quality at the time of purchase. Lower grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.
     The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax

Top Five Sectors*

1.	Hospital	17.6%

2.	Utilities	8.4

3.	Life Care	7.5

4.	Wholesale Electric	6.5

5.	Airports	6.2

exempt money market funds, and such instruments will be treated as investments in municipal securities. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration, or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
Market conditions during the reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.

Total Net Assets	$358.1 million

Total Number of Holdings*	321
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Van Kampen Intermediate Term Municipal Income Fund

     Sector performance was driven by quality spread tightening largely a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund flows have continued to remain strong after a record 2009.3 In addition, year-to-date issuance through the reporting period is about 2.2% ahead of last year’s pace, at $293.2 billion versus $286.9 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable municipal bonds.3
     At NAV, the Fund generated positive returns for the reporting period. In terms of yield curve positioning, security selection in the 12- to 15- year range of the curve contributed to returns relative to the Barclays Capital Municipal Bond Index.
     During the reporting period, lower rated tax-exempt bonds experienced greater price appreciation relative to higher quality issues. An overweight exposure to BBB- and non-rated bonds was a positive contributor to relative and absolute returns.
     At the sector level, the Fund’s underweight exposure to the pre-refunded sector contributed to returns. Security selection in education, and an overweight position and security selection in health care also contributed to returns during the reporting period.
     Security selection in transportation bonds slightly detracted from performance during the period.
     We may use inverse floating rate securities in Invesco Van Kampen Intermediate Term Municipal Income Fund to help manage duration, yield curve exposure and credit exposure and to potentially enhance yield. Over the reporting period, the exposure to inverse floating rate securities in the Fund enhanced returns.
     Thank you for investing in Invesco Van Kampen Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Intermediate Term Municipal Income Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5	Invesco Van Kampen Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 5/28/93, index data from 5/31/93

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (5/28/93)		4.87%	4.77%	4.71%

10	Years	4.39	4.23	4.17

5	Years	3.60	3.36	3.37

1	Year	1.18	0.14	1.07

Class B Shares

Inception (5/28/93)		4.82%	4.71%	4.63%

10	Years	4.67	4.51	4.38

5	Years	4.01	3.80	3.73

1	Year	0.46	-0.40	0.56

Class C Shares

Inception (10/19/93)		4.08%	3.99%	3.93%

10	Years	4.15	4.00	3.89

5	Years	3.83	3.63	3.52

1	Year	4.53	3.66	3.21

Class Y Shares

Inception (8/12/05)		4.81%	4.56%	4.45%

5	Years	4.86	4.60	4.49

1	Year	6.56	5.42	4.61

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.89%, 1.64%, 1.64% and 0.64%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.99%, 1.74%, 1.74% and 0.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005 and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes know as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKLMX
Class B Shares	VKLBX
Class C Shares	VKLCX
Class Y Shares	VKLIX

8	Invesco Van Kampen Intermediate Term Municipal Income Fund

Schedule of Investments

September 30, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Municipal Bonds–100.8%
Alabama–0.7%
Dothan Houston Cnty, AL Arpt Auth (NATL Insd) (AMT)	5.400%	12/01/15	$1,260	$1,290,643

Healthcare Auth for Baptist Hlth AL, Ser A(a)	6.125%	11/15/36	1,000	1,048,450

				2,339,093

Alaska–0.9%
Alaska Muni Bd Bk, Ser 1	5.000%	09/01/22	250	275,190

Alaska Muni Bd Bk, Ser 1	5.250%	09/01/24	400	442,500

Matanuska-Susitna Boro, AK Lease Rev Goose Creek Correctional Ctr (AGL Insd)	5.000%	09/01/19	1,000	1,188,360

Matanuska-Susitna Boro, AK Lease Rev Goose Creek Correctional Ctr (AGL Insd)	5.500%	09/01/23	1,000	1,185,570

				3,091,620

Arizona–3.5%
Glendale AZ Indl Dev Auth Midwestern Univ	5.000%	05/15/26	2,000	2,112,520

Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser A	5.000%	07/01/14	500	550,145

Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser C(a)	5.000%	07/01/38	1,500	1,641,375

Maricopa Cnty, AZ Pollutn Rfdg AZ Pub Svc Co, Ser A(a)	6.000%	05/01/29	1,000	1,082,100

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C(a)	5.500%	06/01/34	1,000	1,085,850

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E(a)	5.750%	06/01/34	1,000	1,083,340

Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.000%	07/01/13	1,000	1,090,050

Phoenix, AZ Indl Dev Auth Ed Rev Career Success Sch Proj	6.125%	01/01/20	500	524,965

Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.375%	12/01/18	500	505,805

Pinal Cnty, AZ Elec Dist No. 4 Sys Rev	5.250%	12/01/18	500	541,280

Salt River Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A	5.000%	01/01/22	1,000	1,160,670

University Med Ctr Corp AZ Hosp Rev	5.250%	07/01/17	1,000	1,091,190

				12,469,290

California–13.0%
Adelanto, CA Pub Util Auth Rev Rfdg Util Sys Proj, Ser A	5.375%	07/01/19	1,000	1,069,370

Alhambra, CA Rev Atherton Baptist Homes, Ser B	6.625%	01/01/17	1,450	1,461,063

Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/21	2,000	1,338,460

California Hlth Fac Fin Auth Rev Adventist Hlth Sys West, Ser C	5.000%	03/01/14	500	544,830

California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser F(a)	5.000%	07/01/27	500	549,675

California Muni Fin Auth Ctf Partn Cmnty Hosp Cent CA	5.000%	02/01/21	2,000	2,050,040

California Muni Fin Auth Ed Fac Rev High Tech High Chula Vista, Ser B(b)	5.500%	07/01/18	875	899,360

California Muni Fin Auth Rev Eisenhower Med Ctr, Ser A	5.000%	07/01/19	250	264,508

California Muni Fin Auth Rev Eisenhower Med Ctr, Ser A	5.000%	07/01/20	725	756,806

California St Dept Wtr Res Pwr, Ser A (AMBAC Insd) (Prerefunded @ 5/01/12)	5.375%	05/01/18	1,500	1,633,080

California St Dept Wtr Res Pwr Supply Rev, Ser F-5	5.000%	05/01/22	2,000	2,282,940

California Statewide Cmnty Dev Auth Rev Mtg Methodist Hosp Proj (FHA Gtd)	6.250%	08/01/24	2,000	2,401,340

California Statewide Cmnty Dev Auth Rev Sr Living-Southn CA Presbyterian Homes	5.250%	11/15/14	1,275	1,324,126

California Statewide Cmnty Dev Auth Rev Sr Living-Southn CA Presbyterian Homes	6.250%	11/15/19	600	650,394

Carlsbad, CA Spl Tax Non Escrow Cmnty Fac 3 Impt 2	5.700%	09/01/22	1,000	988,550

Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000%	09/01/23	1,000	1,030,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

Fresno, CA Wtr Sys Rev, Ser A-1	5.500%	06/01/22	$1,000	$1,169,530

Los Angeles, CA Uni Sch Dist, Ser F	5.000%	07/01/19	1,500	1,764,210

Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B(b)	5.500%	03/01/18	185	177,115

Palm Springs, CA Arpt Rfdg Sub Palm Springs Intl Arpt (AMT)	5.300%	07/01/13	320	320,458

Perris, CA Pub Fin Auth Rev Tax Alloc	4.750%	10/01/13	565	582,283

Port Oakland, CA, Ser L (NATL Insd) (AMT)	5.000%	11/01/21	1,330	1,349,471

Port Oakland, CA, Ser L (NATL Insd) (Prerefunded @ 11/01/12) (AMT)	5.000%	11/01/21	170	185,997

Poway, CA Uni Sch Dist Election 2008 Impt Dist 07-1-A	*	08/01/21	3,000	1,805,550

Richmond, CA Jt Pwr Fin Auth Rev Lease Point Potrero, Ser A	6.250%	07/01/24	1,500	1,690,725

Sacramento Cnty, CA Arpt Sys Sub-Pfc/Gnt, Ser D	5.375%	07/01/26	2,000	2,190,000

San Diego Cnty Calif Regl Arpt, Sub Ser A	5.000%	07/01/28	2,565	2,772,457

San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.000%	08/01/20	1,085	1,233,862

San Francisco, CA City & Cnty Redev Fin Auth Tax Alloc Mission Bay South Redev, Ser D	6.250%	08/01/22	1,000	1,131,030

Southern CA Pub Pwr Auth Rev Milford Wind Corridor Proj, Ser 1	5.000%	07/01/24	2,000	2,279,380

Twin Rivers CA Uni Dist Sch Fac Brdg Prog (AGM Insd)(a)	3.500%	06/01/41	1,500	1,499,940

Twin Rivers Uni Sch Dist CA Bd Antic Nts	*	04/01/14	750	682,755

University CA Rev, Ser O(c)	5.750%	05/15/23	795	968,127

University CA Rev, Ser O(c)	5.750%	05/15/25	1,185	1,431,492

Vernon, CA Elec Sys Rev, Ser A	5.125%	08/01/21	1,500	1,600,665

Vernon, CA Elec Sys Rev, Ser A	5.500%	08/01/15	1,000	1,130,610

West Contra Costa, CA Uni Sch Dist Election of 2005, Ser B	6.000%	08/01/23	1,000	1,170,830

				46,381,169

Colorado–2.4%
Colorado Hlth Fac Auth Rev Christian Living Cmnty Proj, Ser A	5.250%	01/01/15	500	517,855

Colorado Springs, CO Util Rev Sys Sub Lien Impt, Ser A	5.000%	11/15/19	1,560	1,732,427

Denver, CO City & Cnty Arpt Rev Rfdg, Ser D (AGM Insd) (AMT)	5.500%	11/15/12	1,000	1,052,190

Denver, CO City & Cnty Just Sys(c)	5.000%	08/01/24	2,000	2,298,020

Denver, CO City & Cnty Just Sys(c)	5.000%	08/01/25	500	571,790

Pitkin Cnty, CO Indl Dev Rev Proj Ser A(j)	0.300%	04/01/16	500	500,000

Regional Transn Dist CO Denver Trans Partners	5.000%	01/15/22	750	771,600

University of CO Enterprise Sys Rev, Ser A	5.500%	06/01/25	1,000	1,178,270

				8,622,152

Connecticut–0.3%
Hamden, CT Fac Rev Whitney Ctr Proj, Ser B	6.125%	01/01/14	1,000	1,014,340

Delaware–0.1%
New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000%	09/01/22	500	496,875

Florida–6.0%
Brevard Cnty, FL Sch Brd Ctf Rfdg, Ser B (NATL Insd)	5.000%	07/01/20	1,000	1,066,280

Broward Cnty, FL Arpt Sys Rev Rfdg, Ser E (NATL Insd) (AMT)	5.375%	10/01/13	1,000	1,002,840

Citizens Ppty Ins Corp FL High Risk Sr Sec, Ser A-1	5.250%	06/01/17	2,000	2,148,240

Highlands Cnty, FL Hlth Fac Auth Rev Adventist Hlth, Ser A(a)	6.500%	11/15/38	3,000	3,662,790

Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty IDA Rfdg (AMBAC Insd)(a)	5.000%	12/01/34	1,650	1,725,207

Lakeland, FL Energy Sys Rev Rfdg(d)(e)	1.050%	10/01/12	3,000	2,991,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Lakeland, FL Energy Sys Rev Rfdg(d)(e)	1.400%	10/01/14	$2,000	$1,979,380

Landmark at Doral Cmnty Dev Dist FL Spl Assmt, Ser B(f)	5.200%	05/01/15	250	79,900

Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $250,000)(g)	6.900%	05/01/17	250	239,670

Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375%	07/01/20	500	485,960

Orange Cnty, FL Sch Brd Ctf, Ser A (AMBAC Insd)	5.250%	08/01/14	1,500	1,610,730

Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)(a)	5.350%	03/15/42	1,000	1,111,170

Seminole Tribe FL Spl Oblig Rev, Ser A(b)	5.750%	10/01/22	750	755,625

Tampa FL Solid Waste Sys Rev Ref (AGM Insd) (AMT)	5.000%	10/01/18	1,000	1,078,200

Tampa FL Solid Waste Sys Rev Ref (AGM Insd) (AMT)	5.000%	10/01/19	1,000	1,074,350

Tolomato Cmnty Dev Dist FL Spl Assmt	6.450%	05/01/23	670	542,398

				21,554,610

Georgia–1.6%
Atlanta, GA Tax Alloc Beltline Proj, Ser B	6.750%	01/01/20	1,000	1,050,790

Atlanta, GA Tax Alloc Eastside Proj, Ser B	5.400%	01/01/20	1,200	1,262,016

Atlanta, GA Wtr & Wastewtr Rev, Ser A	5.250%	11/01/17	1,500	1,732,395

Fulton Cnty, GA Dev Auth Rev Robert Woodruff Rfdg, Ser B	5.250%	03/15/24	1,000	1,107,850

Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100%	06/01/23	600	621,132

				5,774,183

Hawaii–1.2%
Hawaii St Dept Budget & Fin Spl Purp Rev Kahala Nui Proj, Ser A	7.875%	11/15/23	250	270,957

Hawaii St Dept Budget & Fin Spl Purp Rev, Ser C-2	6.400%	11/15/14	2,000	2,024,220

Hawaii St, Ser DK(c)	5.000%	05/01/23	1,875	2,133,413

				4,428,590

Idaho–0.4%
Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500%	11/01/23	500	579,545

Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.000%	07/01/17	910	970,733

				1,550,278

Illinois–5.1%
Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600%	01/01/23	1,000	880,710

Bourbonnais IL Indl Proj Rev Olivet Nazarene Univ Proj	5.125%	11/01/25	1,500	1,569,090

Chicago, IL Increment Alloc Rev Rfdg NT Roosevelt Square ABLA, Ser A	7.130%	03/15/22	1,000	1,015,480

Chicago IL Tx Increment Rev Nts-Metramarket Chicago Proj, Ser A	6.870%	02/15/24	1,350	1,419,822

Hodgkins, IL Tax Increment Rev Sr Lien Rfdg	5.000%	01/01/14	500	536,045

Huntley, IL Spl Svc Area No 7 Spl Tax Rfdg (AGL Insd)	4.600%	03/01/17	1,033	1,117,293

Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A(a)	5.500%	03/01/14	1,000	1,003,990

Illinois Fin Auth Rev Advocate Hlthcare Network, Ser D	6.125%	11/01/23	1,000	1,191,990

Illinois Fin Auth Rev Art Inst Chicago, Ser A	5.250%	03/01/19	1,000	1,171,320

Illinois Fin Auth Rev Fairview Oblig Grp Rfdg, Ser A	6.000%	08/15/22	750	708,570

Illinois Fin Auth Rev IL Inst Technology	6.250%	02/01/19	1,635	1,784,668

Illinois Fin Auth Rev Landing at Plymouth Pl Proj, Ser A	5.250%	05/15/14	500	502,505

Illinois Fin Auth Rev Silver Cross Hosp & Med Rfdg	6.000%	08/15/23	1,000	1,107,980

Illinois Fin Auth Rev Temps 65 Pk Pl Elmhurst, Ser D-2	7.000%	11/15/15	1,000	1,006,670

Illinois Hlth Fac Auth Rev Sherman Hlth Sys (AMBAC Insd)	5.250%	08/01/17	1,500	1,500,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Lincolnshire, IL Spl Svc Area Sedgebrook Proj	5.000%	03/01/11	$100	$99,659

Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250%	03/01/15	745	726,077

Round Lake Beach, IL Tax Increment Rev	4.650%	12/15/13	740	740,903

				18,083,477

Indiana–2.9%
Allen Cnty, IN Juvenile Just Ctr First Mtg (AMBAC Insd)	5.500%	01/01/18	1,000	1,030,520

Carmel Cnty, IN Redev Auth Opt Income Tax Lease Rent Rev (NATL Insd)	5.000%	07/01/22	1,000	1,089,460

Crown Point, IN Econ Dev Rev Temp Wittenberg Vlg Proj, Ser C-1	7.250%	11/15/14	1,000	1,003,320

Hobart, IN Bldg Corp First Mtg (NATL Insd)	5.500%	07/15/13	830	929,384

Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500%	03/01/22	500	529,505

Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis (AGM Insd)	5.250%	11/01/24	365	402,821

Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis (AGM Insd)	5.250%	11/01/25	200	219,572

Indiana Hlth & Ed Fac Fin Auth Rev Rfdg Saint Francis (AGM Insd)	5.250%	11/01/26	175	191,041

Indiana Muni Pwr Agy Pwr Supply Sys Rev, Ser B	5.250%	01/01/24	500	559,180

Indiana St Fin Auth Environmental Fac Rev IN Pwr & LT Co Proj Rfdg, Ser A	4.900%	01/01/16	2,000	2,200,160

Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (AMT)	5.100%	01/15/17	760	820,967

Saint Joseph Cnty, IN Econ Dev Rev Holy Cross Vlg Notre Dame Proj, Ser A	5.750%	05/15/13	400	409,096

University Southn IN Rev Student Fee, Ser J (AGL Insd)	5.000%	10/01/19	1,000	1,152,510

				10,537,536

Iowa–1.2%
Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	5.625%	06/01/23	1,000	1,092,550

Coralville, IA Ctf Partn, Ser D	5.250%	06/01/22	500	536,900

Iowa Fin Auth Hlth Care Fac Rev Westn Home Proj	6.850%	11/01/19	1,310	1,353,505

Iowa Fin Auth Hlth Fac Rev IA Hlth Sys (AGL Insd)	5.000%	02/15/19	1,000	1,153,590

				4,136,545

Kansas–1.1%
Burlington, KS Environmental Impt Rev KC Pwr Lt Rfdg, Ser B (Syncora Gtd)(a)	5.000%	12/01/23	1,000	1,018,300

Kansas St Dev Fin Auth Hlth Fac Rev Hays Med Ctr Inc, Ser L	5.250%	11/15/16	500	548,945

Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.500%	11/15/23	1,000	1,162,670

Shawnee Cnty, KS Sch Dist 501 Topeka (Prerefunded @ 2/01/12)	5.000%	02/01/20	1,000	1,061,950

Wyandotte Cnty, KS City KS Univ Brd of Public Util Office Bldg Complex Proj (NATL Insd)	5.000%	05/01/11	120	122,886

				3,914,751

Kentucky–1.3%
Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.000%	08/15/18	1,000	1,150,670

Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.375%	08/15/24	1,000	1,116,370

Kentucky Hsg Corp Hsg Rev, Ser A (AMT)	5.000%	01/01/23	310	322,214

Louisville & Jefferson Cnty, KY, Ser C (AGM Insd) (AMT)	5.500%	07/01/17	1,000	1,068,680

Paducah, KY Elec Plant Brd Rev, Ser A (AGL Insd)	5.000%	10/01/25	1,000	1,120,030

				4,777,964

Louisiana–1.8%
Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev Lake Charles Mem Hosp Proj, Ser A (Connie Lee Insd)	6.500%	12/01/18	1,000	1,032,660

Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250%	07/01/17	593	323,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Louisiana–(continued)

Louisiana St Citizens Ppty Ins Corp Assmt Rev, Ser B (AMBAC Insd)	5.000%	06/01/20	$1,000	$1,034,830

Louisiana St Citizens Ppty Ins Corp Assmt Rev, Ser C-1 (AGL Insd)	5.875%	06/01/23	1,000	1,133,170

New Orleans, LA Aviation Brd Rev Restructuring Garbs Rfdg, Ser A-1 (AGL Insd)	5.000%	01/01/18	1,235	1,354,758

New Orleans, LA Aviation Brd Rev Restructuring Garbs Rfdg, Ser A-1 (AGL Insd)	5.000%	01/01/19	500	547,885

Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)(a)	5.250%	11/01/37	1,000	1,064,390

				6,491,115

Maryland–2.7%
Maryland St Econ Dev Corp Econ Dev Rev Trans Fac Proj, Ser A	5.125%	06/01/20	2,250	2,384,482

Maryland St Econ Dev Corp Student Hsg Rev Univ MD College Pk Proj Rfdg (CIFG Insd)	5.000%	06/01/13	1,000	1,067,340

Maryland St Econ Dev Corp Univ MD College Pk Proj(h)	5.750%	06/01/13	625	711,038

Maryland St Hlth & Higher Ed Fac Auth Rev Johns Hopkins Hlth Sys, Ser B(a)	5.000%	05/15/48	500	563,840

Maryland St Hlth & Higher Ed Fac Auth Rev Washington Cnty Hosp	5.250%	01/01/23	250	262,105

Maryland St Hlth & Higher King Farm Presbyterian Cmnty, Ser B	5.000%	01/01/17	395	383,620

Maryland St Trans Auth Grant & Rev Antic	5.250%	03/01/20	3,000	3,661,260

Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	4.700%	07/01/15	500	514,110

				9,547,795

Massachusetts–2.9%
Massachusetts Dev Fin Agy Sr Living Fac Rev, Ser B2	6.250%	06/01/14	710	710,603

Massachusetts St. Hlth & Ed Fac Auth(j)	0.260%	10/01/26	635	635,000

Massachusetts St Dev Fin Agy Rev Brandeis Univ, Ser O-2	5.000%	10/01/25	3,000	3,313,230

Massachusetts St Dev Fin Agy Rev Carleton Willard Vlg	5.250%	12/01/25	650	672,523

Massachusetts St Dev Fin Agy Rev Sabis Intl Chrt, Ser A	6.700%	04/15/21	500	550,660

Massachusetts St Dev Fin Agy Solid Waste Disp Rev Dominion Energy Brayton Rfdg, Ser 1(a)	5.750%	12/01/42	1,500	1,667,805

Massachusetts St Hlth & Ed Fac Auth Rev Caregroup, Ser D (NATL Insd)	5.250%	07/01/23	1,500	1,571,340

Massachusetts St Hlth & Ed Fac Auth Rev Northeastern Univ, Ser T-2(a)	4.100%	10/01/37	1,000	1,042,220

Massachusetts St Hlth & Ed Fac Auth Rev Quincy Med Ctr, Ser A	5.850%	01/15/18	300	291,660

				10,455,041

Michigan–1.8%
Dearborn, MI Econ Dev Corp Rev Rfdg Ltd Oblig-Henry Ford Vlg	6.000%	11/15/18	250	244,955

Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000%	05/15/20	440	448,853

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(a)	5.500%	01/15/47	1,000	1,153,920

Jackson, MI Cnty Econ Dev Corp.(j)	0.340%	11/01/31	2,500	2,500,000

Michigan St Strategic Fd Ltd Oblig Rev Dow Chem Rfdg, Ser A-1 (AMT)(a)	6.750%	12/01/28	2,000	2,224,520

				6,572,248

Minnesota–1.0%
Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.500%	11/01/17	250	251,883

Inver Grove Heights, MN Presbyterian Homes Care Rfdg	5.000%	10/01/16	430	440,165

Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.375%	11/15/23	500	587,305

Northern Muni Pwr Agy MN Elec Sys Rev Rfdg, Ser A (AGL Insd)	5.000%	01/01/15	2,000	2,277,560

				3,556,913

Mississippi–0.3%
Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875%	04/01/22	1,000	1,000,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Missouri–3.3%
Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare Fac Rev Saint Francis Med Ctr	5.000%	06/01/21	$525	$563,115

Fenton, MO Tax Increment Rev Gravois Bluffs Redev Proj Rfdg	5.000%	04/01/13	500	528,210

Ferguson, MO Tax Increment Rev Crossing at Halls Ferry Rfdg	5.500%	04/01/14	610	616,954

Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000%	03/01/16	1,350	1,387,625

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Temp 75 Aberdeen Hts, Ser C-1	7.500%	11/15/16	1,000	1,013,520

Manchester, MO Tax Increment & Transn Rev Rfdg Hwy 141 Manchester Rd Proj	6.000%	11/01/25	2,250	2,326,230

Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500%	09/01/18	220	212,731

Missouri St Environmental Impt & Energy Res Auth KC Pwr & LT Co Proj (AMT)(a)	4.900%	05/01/38	1,500	1,594,020

Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.000%	12/01/16	500	553,545

Saint Charles, MO Ctf Partn, Ser B	5.500%	05/01/18	2,000	2,106,620

Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Rfdg Ranken Jordan Proj	5.000%	11/15/22	540	514,922

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.250%	09/01/17	250	260,128

				11,677,620

Nebraska–1.0%
Gage Cnty, Neb Hosp Auth No 1 Healthcare Fac Rev Beatrice Cmnty Hosp & Hlth	6.000%	06/01/25	1,000	1,047,720

Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.125%	04/01/23	560	648,586

University of NE Fac Corp Defd Maint (AMBAC Insd)	5.000%	07/15/17	1,500	1,750,170

				3,446,476

Nevada–1.5%
Clark Cnty, NV Arpt Rev Sys Sub Lien, Ser C (AGM Insd)	5.000%	07/01/26	2,000	2,156,320

Humboldt Cnty, NV Pollutn Ctl Rev ID Pwr Co Proj Rfdg	5.150%	12/01/24	1,800	1,942,308

Las Vegas, NV Redev Agy Tax Increment Rev, Ser A	7.000%	06/15/20	1,000	1,185,520

				5,284,148

New Hampshire–0.9%
Manchester, NH Gen Arpt Rev Rfdg Gen, Ser A	5.000%	01/01/17	1,000	1,100,930

New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT)(a)	7.125%	07/01/27	2,000	2,095,220

				3,196,150

New Jersey–1.0%
New Jersey Econ Dev Auth Rev First Mtg Presbyterian, Ser A	6.250%	11/01/20	500	500,690

New Jersey Econ Dev Auth Rev MSU Student Hsg Pj-Provident Group-Montclair LLC.	5.375%	06/01/25	1,000	1,057,480

New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser BB	5.000%	09/01/34	500	535,245

New Jersey Hlthcare Fac Fin Auth Rev Saint Clare’s Hosp Inc Rfdg, Ser A (Radian Insd)(h)	5.250%	07/01/20	1,000	1,225,980

New Jersey Hlthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750%	07/01/15	360	393,185

				3,712,580

New Mexico–1.8%
Farmington, NM Pollutn Ctl Rev Pub Svc Co NM San Juan, Ser A(a)	5.200%	06/01/40	1,700	1,741,820

Jicarilla, NM Apache Nation Rev, Ser A (Acquired 10/23/03, Cost $1,020,380)(g)	5.500%	09/01/23	1,000	1,063,140

New Mexico Fin Auth Rev Sr Lien Pub Proj Revolving Fd, Ser B (NATL Insd)	5.000%	06/01/17	1,310	1,521,067

New Mexico St Hosp Equip Ln Council First Mtg Rev La Vida Llena Proj, Ser A	5.000%	07/01/19	1,000	1,032,850

New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A	6.000%	08/01/23	1,000	1,142,730

				6,501,607

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

New York–4.0%
Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser A	5.750%	11/15/22	$500	$534,345

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	5.750%	07/15/17	1,000	1,110,020

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	5.750%	07/15/19	1,000	1,109,010

Long Island Pwr Auth NY Elec Gen, Ser C (Prerefunded @ 9/01/13)	5.500%	09/01/17	1,000	1,141,840

Madison Cnty, NY Indl Dev Agy Civic Fac Rev Oneida Hlth Sys Inc Proj, Ser A	4.500%	02/01/17	185	184,586

Metropolitan Trans Auth NY Svc Contract Rfdg, Ser A	5.750%	07/01/18	1,000	1,219,050

Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	5.875%	01/01/18	1,125	1,152,000

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250%	03/01/15	1,500	1,504,890

New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	5.000%	01/01/18	200	228,128

New York City Indl Dev Agy Rev Queens Baseball Stad Pilot (AGL Insd)	5.000%	01/01/19	200	228,726

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.000%	01/15/21	1,000	1,121,850

New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Muni Wtr Fin, Ser C	5.000%	06/15/21	2,000	2,284,320

Niagara Falls, NY Pub Impt (NATL Insd)	6.900%	03/01/20	5	5,010

Seneca Cnty, NY Indl Dev Agy Solid Waste Disp Rev Seneca Meadows Inc Proj (AMT)(a)(b)	6.625%	10/01/35	1,000	1,012,790

Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Remk NY Inst Tech Proj	5.250%	03/01/21	1,425	1,490,408

				14,326,973

North Carolina–2.5%
North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser B	5.000%	01/01/26	2,000	2,168,540

North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser C	6.750%	01/01/24	1,000	1,223,110

North Carolina Eastn Muni Pwr Agy Pwr Sys Rev, Ser C (AGL Insd)	6.000%	01/01/19	1,250	1,429,362

North Carolina Med Care Commn Hlthcare Fac Rev Rfdg First Mtg Salemtowne	5.000%	10/01/15	500	518,110

North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.300%	10/01/19	250	254,238

North Carolina Muni Pwr Agy, Ser A (NATL Insd)	5.250%	01/01/19	1,000	1,078,570

Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A	5.000%	05/01/22	2,000	2,296,900

				8,968,830

North Dakota–0.5%
Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.000%	12/01/16	500	498,655

North Dakota Pub Fin Auth St Revolving Fd Pgm, Ser A	5.500%	10/01/19	1,195	1,462,298

				1,960,953

Ohio–4.4%
Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.250%	09/01/20	500	427,030

American Muni Pwr OH Inc Hydroelec Proj, Ser C	5.250%	02/15/19	1,175	1,357,795

Athens Cnty, OH Hosp Fac Rev & Impt O’ Bleness Mem Rfdg, Ser A	6.250%	11/15/13	415	429,263

Cleveland, OH Non Tax Rev Cleveland Stad Proj Rfdg (AMBAC Insd)	5.125%	12/01/20	1,370	1,480,847

Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000%	02/01/24	1,500	1,622,490

Montgomery Cnty, OH Health Care & Multifamily Hsg Rev & Impt–St Lemonard	6.000%	04/01/20	1,000	1,065,560

Montgomery Cnty, OH Rev Miami Valley Hosp, Ser B(a)	5.250%	11/15/39	1,000	1,098,060

Ohio Muni Elec Generation Agy Jt Venture 5 Ctf Ben Int Rfdg (AMBAC Insd)	5.000%	02/15/21	750	794,167

Ohio St Air Quality Dev Auth Ref OH Pwr Co Galvin-A (AMT)(a)	2.875%	12/01/27	2,000	2,003,420

Ohio St Air Quality Dev Auth Rev Rfdg Pollutn Ctl First Energy, Ser C	5.625%	06/01/18	2,000	2,238,640

Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Syst, Ser C(a)	3.750%	01/15/25	2,000	2,068,780

Ohio St Wtr Dev Auth Solid Waste Rev Allied Waste Inc Proj, Ser A (AMT)	5.150%	07/15/15	1,000	1,020,930

				15,606,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Oklahoma–1.2%
Chickasaw Nation, OK Hlth Sys(b)	5.375%	12/01/17	$415	$451,694

Citizen Potawatomi Nation OK Oblig Tax Rev, Ser A	5.750%	09/01/11	775	774,442

Tulsa Cnty, OK Indl Auth Sr Living Cmnty Rev Montereau Inc Proj, Ser A	6.875%	11/01/23	1,300	1,333,163

Tulsa, OK Arpt Impt Tr Gen Rev, Ser A	5.375%	06/01/24	1,750	1,826,073

				4,385,372

Pennsylvania–3.7%
Allegheny Cnty, PA Arpt Auth Pittsburgh Intl Arpt, Ser A (AGM Insd) (AMT)	5.000%	01/01/16	1,000	1,076,070

Allegheny Cnty, PA Indl Dev Auth Lease Rev Residential Res Inc Proj	5.000%	09/01/21	500	497,485

Allegheny Cnty, PA Redev Auth Rev Pittsburgh Mills Proj	5.100%	07/01/14	160	161,914

Canon McMillan Sch Dist PA Rfdg, Ser A (NATL Insd)	5.000%	12/15/15	1,120	1,246,862

Delaware Cnty, PA Auth Rev Elwyn Proj	5.000%	06/01/20	1,980	2,079,416

Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med Ctr	5.000%	01/01/17	500	540,310

Montgomery Cnty, PA Indl Dev Auth Rev Mtg Whitemarsh Continuing Care	6.000%	02/01/21	500	478,085

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Exelon Generation, Ser A(a)	5.000%	12/01/42	2,000	2,110,040

Pennsylvania Econ Dev Fin Auth Solid Waste Disp Rev Waste Mgmt Proj(a)	2.625%	12/01/33	1,000	1,009,880

Philadelphia, PA Gas Wks Rev, Ser 18 (AGL Insd)	5.250%	08/01/18	750	811,170

Philadelphia, PA Redev Auth Rev Neighborhood Trans, Ser A (NATL Insd)	5.500%	04/15/16	2,000	2,122,440

Washington Cnty, PA Indl Dev Auth College Rev WA Jefferson College	5.000%	11/01/25	1,000	1,085,580

				13,219,252

South Carolina–1.9%
Georgetown Cnty, SC Environmental Impt Rev Intl Paper Co Proj Rfdg, Ser A	5.950%	03/15/14	1,000	1,114,660

Lexington, SC Wtr & Swr Rev & Impt Comb Rfdg, Ser A (NATL Insd)	5.000%	04/01/14	1,065	1,079,260

Piedmont Muni Pwr Agy SC Elec Rev Rfdg, Ser A-4	5.000%	01/01/21	2,000	2,247,880

Piedmont Muni Pwr Agy SC Elec Rev, Ser A-2	5.000%	01/01/24	1,000	1,078,680

South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.000%	02/01/19	1,000	1,136,710

				6,657,190

South Dakota–0.2%
South Dakota St Health & Edl Fac Auth Rev Regl Health	5.000%	09/01/22	500	546,030

Tennessee–1.0%
Chattanooga, TN Hlth Ed Hsg Fac CDFI Phase I LLC Proj Rfdg, Ser A	5.000%	10/01/15	270	284,132

Franklin, TN Spl Sch Dist Cap Apprec (AGM Insd)	*	06/01/15	700	647,969

Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC Insd)	5.750%	12/01/11	1,000	1,058,220

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev, Ser C	5.250%	06/01/18	1,000	1,116,060

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Trezevant Manor Proj, Ser A	5.250%	09/01/16	500	503,490

				3,609,871

Texas–8.6%
Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850%	04/01/21	1,000	1,015,920

Austin, TX Wtr & Wastewater Sys Rev Austin Wtr & Swr, Ser A	5.000%	11/15/24	1,500	1,720,980

Capital Area Cultural Ed Fac Fin Corp TX Rev Roman Catholic Diocese-A-Rmkt	5.500%	04/01/25	1,610	1,675,237

Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750%	04/01/16	205	220,324

Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000%	08/15/18	1,500	1,720,080

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750%	11/01/18	500	501,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Texas–(continued)

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000%	11/01/23	$500	$501,760

Greenville, TX Elec Util Sys Rev Rfdg & Impt	5.000%	02/15/25	2,355	2,555,999

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.000%	12/01/27	500	582,020

Harris Cnty, TX Indl Dev Corp Solid Waste Disp Rev Deer Pk Refng Proj	5.000%	02/01/23	1,500	1,593,045

HFDC Cent TX Inc Rev Sears Tyler Methodist, Ser B	6.375%	11/15/19	625	626,575

Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000%	08/15/13	500	524,910

Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc Proj	5.000%	08/15/19	350	355,932

Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500%	02/15/23	500	506,615

Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem East Texas	5.125%	02/15/22	250	252,598

Mesquite, TX Hlth Fac Dev Retirement Christian Care	5.000%	02/15/15	1,025	1,074,528

Mission, TX Econ Dev Corp Solid Waste Disp Rev Allied Waste Inc Proj A (AMT)	5.200%	04/01/18	400	403,820

Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)(a)	6.000%	08/01/20	500	544,495

North TX Twy Auth Rev Sys First Tier Rfdg, Ser A	6.000%	01/01/23	1,000	1,130,810

North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2(a)	6.000%	01/01/38	1,000	1,098,230

Spring, TX Indpt Sch Dist Sch House (PSF Gtd)	5.000%	08/15/24	1,000	1,144,300

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000%	11/15/17	500	537,125

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Hosp Rev Rfdg Baylor Hlthcare Sys Proj	5.750%	11/15/24	1,000	1,132,930

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home, Ser B-2	6.500%	02/15/14	1,000	1,005,810

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Temps 75 Mirador Proj, Ser B-1	7.250%	11/15/16	1,000	1,019,960

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	5.750%	07/01/18	2,000	2,182,300

Texas St Trans Commn Rev First Tier, Ser A	5.000%	04/01/20	2,000	2,288,300

Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put(a)	5.000%	08/15/42	3,000	3,039,330

				30,955,548

Virginia–1.8%
Fairfax Cnty, VA Indl Dev Auth Rev Hlthcare Inova Hlth Sys, Ser A	5.125%	05/15/24	1,000	1,121,620

Roanoke VA Economic Dev Auth Hosp Rev Ref-Carilion Clinic Oblig	5.000%	07/01/25	2,000	2,081,060

Virginia Small Business Fin Auth Rev Hampton Rd Proton (Acquired 8/07/09, Cost $983,180)(g)	8.000%	07/01/19	1,000	1,066,200

Washington Cnty, VA Indl Dev Auth Hosp Fac Rev Mtn St Hlth Alliance, Ser C	7.250%	07/01/19	1,000	1,153,140

White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300%	03/01/17	1,167	1,195,627

				6,617,647

Washington–3.2%
Clark Cnty, WA Pub Util Dist No 001 Elec Rev Sys Rfdg	5.000%	01/01/23	1,000	1,114,240

FYI Properties Wash Lease Rev WA St Dis Proj	5.250%	06/01/26	2,000	2,195,340

Kalispel Tribe Indians Priority Dist WA Rev	6.200%	01/01/16	150	143,469

Seattle, WA Muni Lt & Pwr Rev Rfdg & Impt	5.750%	04/01/23	1,725	2,104,017

Tacoma Environmental Services Pptys WA	5.000%	12/01/24	1,000	1,111,290

Washington St Higher Ed Fac Auth Rev Rfdg Whitworth Univ Proj	5.125%	10/01/24	1,500	1,565,385

Washington St, Ser A (AGM Insd)	5.000%	07/01/20	3,000	3,357,210

				11,590,951

West Virginia–0.2%
Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Ctr Fin Dist, Ser A	5.625%	06/01/22	250	248,605

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000%	10/01/20	500	520,605

				769,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Intermediate Term Municipal Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Wisconsin–3.0%
Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375%	11/01/21	$1,370	$1,454,789

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)	5.300%	09/01/23	1,875	1,983,825

Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlth Care Inc, Ser B(a)	4.750%	08/15/25	1,000	1,076,060

Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlth Care Inc, Ser B(a)	5.125%	08/15/27	1,000	1,101,870

Wisconsin St Hlth & Ed Fac Auth Rev Meriter Hosp Inc. Ser A(j)	0.330%	12/01/24	2,000	2,000,000

Wisconsin St Hlth & Ed Fac Auth Rev Reedsburg Area Med Ctr, Ser A	5.650%	06/01/26	970	878,995

Wisconsin St Hlth & Ed Fac Auth Rev Temps Saint Johns Cmnty Inc, Ser C-2	5.400%	09/15/14	1,750	1,755,320

Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp Inc, Ser A	5.500%	08/15/14	500	500,025

				10,750,884

Wyoming–0.3%
Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.375%	01/01/25	1,000	1,107,650

Guam–0.6%
Guam Govt Ltd Oblig Rev Section 30, Ser A	5.250%	12/01/17	1,000	1,101,270

Guam Govt Ltd Oblig Rev Section 30, Ser A	5.500%	12/01/18	1,000	1,121,210

				2,222,480

Puerto Rico–0.9%
Puerto Rico Elec Pwr Auth Pwr Rev, Ser CCC	5.000%	07/01/24	2,000	2,165,120

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (Prerefunded @ 08/01/11)(a)	5.000%	08/01/39	1,000	1,039,860

				3,204,980

Virgin Islands–1.1%
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago	6.000%	10/01/14	500	547,445

Virgin Islands Pub Fin Auth Rev Matchinfg Fd Ln Nt Sr Lien-A	5.000%	10/01/17	1,000	1,104,200

Virgin Islands Pub Fin Auth Rev Rfdg Sr Lien, Ser B	5.000%	10/01/19	2,000	2,218,540

				3,870,185

TOTAL INVESTMENTS–100.8% (Cost $337,900,752)				360,985,234

Floating Rate Note and Dealer Trust Obligations Related to Securities Held–(1.2%)
(Cost $4,275,000)
Notes with interest rates ranging from 0.27% to 0.29% at 09/30/10 and contractual maturities of collateral ranging from 05/01/23 to 08/01/25 (See Note 1(K) in the Notes to Financial Statements)(i)			(4,275)	(4,275,000)

TOTAL NET INVESTMENTS–99.6% (Cost $333,625,752)				356,710,234

OTHER ASSETS IN EXCESS OF LIABILITIES–0.4%				1,423,209

NET ASSETS–100.0%				$358,133,443

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
CIFG	– CDC IXIS Financial Guaranty
Connie Lee	– Connie Lee Insurance Co.
FHA	– Federal Housing Administration
NATL	– National Public Finance Guarantee Corp.
PSF	– Public School Fund
Radian	– Radian Asset Assurance
Syncora Gtd.	– Syncora Guaranteed Corp.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Intermediate Term Municipal Income Fund

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Variable Rate Coupon
(b)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(c)	Underlying security related to Special Purpose Trusts entered into by the Trust. See Note 1(K) in the Notes to Financial Statements.
(d)	Floating Rate Coupon
(e)	Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.
(f)	Non-income producing security.
(g)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.7% of net assets.
(h)	Escrowed to Maturity
(i)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at September 30, 2010. At September 30, 2010, the Fund’s investments with a value of $7,402,842 are held by the Dealer Trusts and serve as collateral for the $4,275,000 in floating rate note and dealer trust obligations outstanding at that date.
(j)	Demand Security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on September 30, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investment, at value (Cost $337,900,752)	$360,985,234

Cash	1,671,872

Receivables:
Interest	4,728,883

Fund shares sold	855,825

Investments sold	75,000

Other	6,903

Total assets	368,323,717

Liabilities:
Payables:
Investments purchased	4,842,539

Floating rate note and dealer trust obligations	4,275,000

Fund shares repurchased	597,552

Income distributions	183,089

Distributor and affiliates	164,228

Trustees’ deferred compensation and retirement plans	757

Accrued expenses	127,109

Total liabilities	10,190,274

Net Assets	$358,133,443

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$334,922,493

Net unrealized appreciation	23,084,482

Accumulated undistributed net investment income	579,262

Accumulated net realized gain (loss)	(452,794)

Net Assets	$358,133,443

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (Based on net assets of $270,764,318 and 24,543,423 shares of beneficial interest issued and outstanding)	$11.03

Maximum sales charge (4.75% of offering price)	0.55

Maximum offering price to public	$11.58

Class B shares:
Net asset value and offering price per share (Based on net assets of $16,361,950 and 1,460,371 shares of beneficial interest issued and outstanding)	$11.20

Class C shares:
Net asset value and offering price per share (Based on net assets of $61,645,802 and 5,595,583 shares of beneficial interest issued and outstanding)	$11.02

Class Y shares:
Net asset value and offering price per share (Based on net assets of $9,361,373 and 849,031 shares of beneficial interest issued and outstanding)	$11.03

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Interest	$15,639,392

Expenses:
Investment advisory fee	1,602,495

Distribution fees
Class A	617,096

Class B	148,694

Class C	509,955

Transfer agent fees	144,546

Administrative services fees	124,134

Registration fees	66,584

Professional fees	66,340

Interest, line of credit and residual trust expenses	46,011

Reports to shareholders	36,268

Trustees and officers’ fees and benefits	30,452

Custody	27,225

Other	24,815

Total expenses	3,444,615

Expense reduction	320,499

Net expenses	3,124,116

Net investment income	12,515,276

Realized and unrealized gain:
Net realized gain	469,341

Unrealized appreciation:
Beginning of the period	16,034,336

End of the period	23,084,482

Net unrealized appreciation during the period	7,050,146

Net realized and unrealized gain	7,519,487

Net increase in net assets from operations	$20,034,763

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Intermediate Term Municipal Income Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	September 30,	September 30,
	2010	2009

From investment activities:
Operations:
Net investment income	$12,515,276	$8,202,008

Net realized gain (loss)	469,341	(925,217)

Net unrealized appreciation during the period	7,050,146	21,058,765

Change in net assets from operations	20,034,763	28,335,556

Distributions from net investment income:
Class A shares	(9,748,647)	(6,980,949)

Class B shares	(471,679)	(410,066)

Class C shares	(1,630,279)	(953,632)

Class Y shares	(326,758)	(71,426)

Total distributions	(12,177,363)	(8,416,073)

Net change in net assets from investment activities	7,857,400	19,919,483

From capital transactions:
Proceeds from shares sold	154,994,918	205,215,933

Net asset value of shares issued through dividend reinvestment	10,106,996	6,444,172

Cost of shares repurchased	(99,127,149)	(80,762,795)

Net change in net assets from capital transactions	65,974,765	130,897,310

Total increase in net assets	73,832,165	150,816,793

Net assets:
Beginning of the period	284,301,278	133,484,485

End of the period (including accumulated undistributed net investment income of $579,262 and $249,582, respectively)	$358,133,443	$284,301,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Intermediate Term Municipal Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$10.80		$10.05		$10.59		$10.68		$10.69

Net investment income(a)	0.44		0.42		0.41		0.38		0.37

Net realized and unrealized gain (loss)	0.21		0.76		(0.55)		(0.10)		0.04

Total from investment operations	0.65		1.18		(0.14)		0.28		0.41

Less:
Distributions from net investment income	0.42		0.43		0.40		0.37		0.37

Distributions from net realized gain	-0-		-0-		-0-		-0-		0.05

Total distributions	0.42		0.43		0.40		0.37		0.42

Net asset value, end of the period	$11.03		$10.80		$10.05		$10.59		$10.68

Total return*	6.24	%(b)	12.16	%(c)	(1.42	)%(c)	2.63	%(c)	3.91	%(c)

Net assets at end of the period (in millions)	$270.8		$225.1		$103.7		$81.4		$79.4

Ratio of expenses to average net assets*	0.83	%(d)	0.93%		1.00%		0.98%		0.99%

Ratio of net investment income to average net assets*	4.05	%(d)	4.16%		3.95%		3.54%		3.46%

Portfolio turnover(e)	12%		23%		61%		11%		21%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)*	0.82	%(d)	0.90%		0.95%		0.98%		0.99%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.93	%(d)	1.03%		1.10%		1.08%		1.09%

Ratio of net investment income to average net assets	3.95	%(d)	4.06%		3.85%		3.44%		3.36%
Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.92	%(d)	1.00%		1.06%		1.08%		1.09%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $246,838.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Intermediate Term Municipal Income Fund

Financial Highlights—(continued)

	Class B shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$10.96		$10.19		$10.73		$10.82		$10.82

Net investment income(a)	0.36		0.36		0.41		0.38		0.39

Net realized and unrealized gain (loss)	0.22		0.77		(0.56)		(0.10)		0.04

Total from investment operations	0.58		1.13		(0.15)		0.28		0.43

Less:
Distributions from net investment income	0.34		0.36		0.39		0.37		0.38

Distributions from net realized gain	-0-		-0-		-0-		-0-		0.05

Total distributions	0.34		0.36		0.39		0.37		0.43

Net asset value, end of the period	$11.20		$10.96		$10.19		$10.73		$10.82

Total return*	5.46	%(b)	11.42	%(c)(e)	(1.45	)%(c)(e)	2.59	%(c)(e)	4.13	%(c)(e)

Net assets at end of the period (in millions)	$16.4		$13.6		$10.5		$11.1		$14.6

Ratio of expenses to average net assets*	1.58	%(d)	1.57	%(e)	1.05	%(e)	0.98	%(e)	0.78	%(e)

Ratio of net investment income to average net assets*	3.30	%(d)	3.53	%(e)	3.87	%(e)	3.55	%(e)	3.67	%(e)

Portfolio turnover(f)	12%		23%		61%		11%		21%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)*	1.57	%(d)	1.55	%(e)	1.00	%(e)	0.98	%(e)	0.78	%(e)

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.68	%(d)	1.67	%(e)	1.15	%(e)	1.08	%(e)	0.88	%(e)

Ratio of net investment income to average net assets	3.20	%(d)	3.43	%(e)	3.77	%(e)	3.45	%(e)	3.57	%(e)

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.67	%(d)	1.65	%(e)	1.11	%(e)	1.08	%(e)	0.88	%(e)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $14,869.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Intermediate Term Municipal Income Fund

Financial Highlights—(continued)

	Class C shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$10.78		$10.03		$10.57		$10.66		$10.68

Net investment income(a)	0.35		0.34		0.33		0.30		0.29

Net realized and unrealized gain (loss)	0.23		0.77		(0.55)		(0.10)		0.03

Total from investment operations	0.58		1.11		(0.22)		0.20		0.32

Less:
Distributions from net investment income	0.34		0.36		0.32		0.29		0.29

Distributions from net realized gain	-0-		-0-		-0-		-0-		0.05

Total distributions	0.34		0.36		0.32		0.29		0.34

Net asset value, end of the period	$11.02		$10.78		$10.03		$10.57		$10.66

Total return*	5.53	%(b)	11.35	%(c)	(2.17	)%(c)	1.88	%(c)(e)	3.04	%(c)

Net assets at end of the period (in millions)	$61.6		$39.0		$18.4		$13.0		$14.7

Ratio of expenses to average net assets*	1.58	%(d)	1.68%		1.75%		1.72	%(e)	1.74%

Ratio of net investment income to average net assets*	3.30	%(d)	3.41%		3.20%		2.81	%(e)	2.71%

Portfolio turnover(f)	12%		23%		61%		11%		21%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)*	1.57	%(d)	1.66%		1.70%		1.72	%(e)	1.74%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	1.68	%(d)	1.78%		1.85%		1.82	%(e)	1.84%

Ratio of net investment income to average net assets	3.20	%(d)	3.31%		3.10%		2.71	%(e)	2.61%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.67	%(d)	1.76%		1.81%		1.82	%(e)	1.84%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $50,996.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Intermediate Term Municipal Income Fund

Financial Highlights—(continued)

	Class Y shares∧
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$10.79		$10.04		$10.59		$10.67		$10.69

Net investment income(a)	0.46		0.45		0.45		0.40		0.39

Net realized and unrealized gain (loss)	0.23		0.76		(0.58)		(0.09)		0.03

Total from investment operations	0.69		1.21		(0.13)		0.31		0.42

Less:
Distributions from net investment income	0.45		0.46		0.42		0.39		0.39

Distributions from net realized gain	-0-		-0-		-0-		-0-		0.05

Total distributions	0.45		0.46		0.42		0.39		0.44

Net asset value, end of the period	$11.03		$10.79		$10.04		$10.59		$10.67

Total return*	6.56	%(b)	12.45	%(c)	(1.27	)%(c)	2.98	%(c)	4.08	%(c)

Net assets at end of the period (in millions)	$9.4		$6.6		$0.9		$0.2		$0.9

Ratio of expenses to average net assets*	0.58	%(d)	0.67%		0.73%		0.72%		0.72%

Ratio of net investment income to average net assets*	4.30	%(d)	4.49%		4.33%		3.79%		3.73%

Portfolio turnover(e)	12%		23%		61%		11%		21%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)*	0.57	%(d)	0.65%		0.69%		0.72%		0.72%

* If certain expenses had not been voluntarily assumed by the adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.68	%(d)	0.77%		0.83%		0.82%		0.82%

Ratio of net investment income to average net assets	4.20	%(d)	4.39%		4.23%		3.69%		3.63%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.67	%(d)	0.75%		0.79%		0.82%		0.82%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $7,796.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
∧	On June 1, 2010, the Fund’s former Class I shares were reorganized into Class Y shares.

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Intermediate Term Municipal Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Intermediate Term Municipal Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.

26        Invesco Van Kampen Intermediate Term Municipal Income Fund

  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

27        Invesco Van Kampen Intermediate Term Municipal Income Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest, line of credit and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2010 were $4,271,039 and 0.87%, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.50%

Over $500 million	0.45%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,032,602 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares

28        Invesco Van Kampen Intermediate Term Municipal Income Fund

to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to the Reorganization, Van Kampen voluntarily waived $206,520 of fees and/or reimbursed expenses of the Acquired Fund.
  For the period ended September 30, 2010, the Adviser waived advisory fees of $113,979.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $25,848 to VKII. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $17,640 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended September 30, 2010, IIS was paid $51,796 for providing such services. Prior to the Reorganization, the Acquired Fund paid $33,495 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $813,093 to VKFI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $26,495 in front-end sales commissions from the sale of Class A shares and $996, $3,657 and $2,824 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $147,236 in front-end sales commissions from the sale of Class A shares and $21,852, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

29        Invesco Van Kampen Intermediate Term Municipal Income Fund

  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Securities	$-0-	$360,985,234	$-0-	$360,985,234

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended September 30, 2010, the Fund paid legal fees of $245 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $5,291 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$7,295	$2,366

Ordinary income — tax exempt	12,170,068	8,333,691

Total distributions	$12,177,363	$8,336,057

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$341,728

Net unrealized appreciation — investments	23,316,258

Capital loss carryforward	(447,036)

Shares of beneficial interest	334,922,493

Total net assets	$358,133,443

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

30        Invesco Van Kampen Intermediate Term Municipal Income Fund

  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2015	$2,882

September 30, 2017	320,180

September 30, 2018	123,974

Total capital loss carryforward	$447,036

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $102,822,696 and $38,460,040, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$24,569,296

Aggregate unrealized (depreciation) of investment securities	(1,253,038)

Net unrealized appreciation of investment securities	$23,316,258

Cost of investments for tax purposes is $337,668,976.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of tax accretion, on September 30, 2010, undistributed net investment income (loss) was decreased by $8,233 and undistributed net realized gain (loss) was increased by $8,233. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	For The Year Ended September 30,
	2010(a)				2009
	Shares		Value		Shares	Value

Sales:
Class A	10,404,703	(b)	$111,830,282	(b)	16,604,175	$166,439,181

Class B	592,419		6,463,394		712,094	7,257,125

Class C	2,963,393		31,775,657		2,517,951	25,323,551

Class Y	458,457		4,925,585		590,535	6,196,076

Total Sales	14,418,972		$154,994,918		20,424,755	$205,215,933

Dividend Reinvestment:
Class A	771,076		$8,299,496		530,836	$5,393,306

Class B	34,155		373,544		29,205	299,557

Class C	118,971		1,280,132		68,636	697,263

Class Y	14,257		153,824		5,307	54,046

Total Dividend Reinvestment	938,459		$10,106,996		633,984	$6,444,172

Repurchases:
Class A	(7,478,946)		$(80,292,464)		(6,605,144)	$(66,529,881)

Class B	(411,113	)(b)	(4,495,030	)(b)	(529,019)	(5,397,816)

Class C	(1,100,898)		(11,817,640)		(808,587)	(8,110,924)

Class Y	(235,118)		(2,522,015)		(72,367)	(724,174)

Total Repurchases	(9,226,075)		$(99,127,149)		(8,015,117)	$(80,762,795)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 44% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such a securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the share owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 125,572 Class B shares into 127,482 Class A shares at a value of $1,384,033.

31        Invesco Van Kampen Intermediate Term Municipal Income Fund

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 11—Borrowings

During the period ended September 30, 2010, the Acquired Fund entered into a $150,000,000 joint revolving bank credit facility. The Fund terminated its participation in the facility on May 31, 2010.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 13—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Municipal Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

32        Invesco Van Kampen Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Intermediate Term Municipal Income Fund (formerly known as Van Kampen Intermediate Term Municipal Income Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

33        Invesco Van Kampen Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2]	Ratio
A	$1,000.00	$1,056.07	$4.23	$1,020.96	$4.15	0.82%

B	1,000.00	1,051.32	8.07	1,017.20	7.94	1.57

C	1,000.00	1,052.03	8.08	1,017.20	7.94	1.57

Y	1,000.00	1,057.10	2.94	1,022.21	2.89	0.57

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

34        Invesco Van Kampen Intermediate Term Municipal Income Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Intermediate Term Municipal Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

35        Invesco Van Kampen Intermediate Term Municipal Income Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

36        Invesco Van Kampen Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.94%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37        Invesco Van Kampen Intermediate Term Municipal Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Intermediate Term Municipal Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	16,066,978	292,534	961,398	0

38        Invesco Van Kampen Intermediate Term Municipal Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-ITMI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	September 30, 2010

Invesco Van Kampen Municipal Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
22	Financial Statements
25	Financial Highlights
28	Notes to Financial Statements
35	Auditor’s Report
36	Fund Expenses
37	Approval of Investment Advisory and Sub-Advisory Agreements
39	Tax Information
40	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2              Invesco Van Kampen Municipal Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3              Invesco Van Kampen Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Van Kampen Municipal Income Fund at net asset value (NAV) posted positive returns during the 12-month reporting period ended September 30, 2010. The Fund’s Class A shares at NAV outperformed the Fund’s broad market and style-specific benchmark, the Barclays Capital Municipal Bond Index. The Fund’s security selection at the long end of the yield curve, and an overweight position and security selection in the life care asset class were the main contributors to relative outperformance versus the Barclays Capital Municipal Bond Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.54%

Class B Shares	5.76

Class C Shares	5.69

Class Y Shares	6.81

Barclays Capital Municipal Bond Index▼ (Broad Market/Style-Specific Index)	5.81

▼Lipper Inc.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
     Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 80% of the Fund’s total assets in investment grade municipal securities. Investment grade securities are: securities rated BBB or higher by S&P or Baa or higher by Moody’s or an equivalent rating by another agency, comparably rated short term securities or unrated municipal securities which we have determined to be of comparable quality at the time of purchase.
     Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated below investment grade. Lower grade securities

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	91.0%

General Obligation Bonds	5.4

Pre-refunded Bonds	2.1

Cash/Other	1.5

Top Five Sectors*

1. Hospital	20.0%

2. Life Care	10.5

3. Utilities	9.1

4. Bridge, Tunnel & Toll Road	8.1

5. General Purpose	6.4
are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
     The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration, or reducing exposure to a particular sector or issuer.

Total Net Assets	$697.6 million

Total Number of Holdings*	391
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

Market conditions and your Fund
Market conditions during the reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthi-ness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemployment continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening largely as a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund flows have continued to remain strong after a record 2009.3 In addition, year-to-date issuance through the reporting period is about 2.2% ahead of last year’s pace, at $293.2 billion versus 286.9 billion.3 However, approximately 30% of supply since the beginning of the year was in the form of taxable municipal bonds.3
     The Fund generated positive absolute returns for the reporting period. Class A shares generated positive relative returns

4              Invesco Van Kampen Municipal Income Fund

versus the Barclays Municipal Bond Index. In terms of yield curve positioning, security selection in the 12- to 20-year range of the curve as well as on the long-end of the curve contributed to returns relative to the Barclays Capital Municipal Bond Index.
     During the reporting period, lower rated tax-exempt bonds experienced greater price increases relative to higher quality issues. An overweight exposure and security selection in BBB-rated bonds was a positive contributor to relative and absolute returns. Security selection in non-rated bonds also contributed to performance.
     At a sector level, the Fund’s underweight position and security selection in tax-supported bonds, specifically local general obligation bonds, was a contributor on a relative basis. At the industry level, our overweight and security selection in the life care asset class and industrial revenue bond/pollution control revenue bond sectors contributed to positive absolute and relative returns for the reporting period.
     Our overweight exposure and security selection in tobacco bonds detracted from performance on an absolute and relative basis for the period.
     We may use inverse floating rate securities in Invesco Van Kampen Municipal Income Fund to help manage duration, yield curve exposure and credit exposure, and to potentially enhance yield. Over the reporting period, the exposure to inverse floating rate securities in the Fund enhanced returns.
     Thank you for investing in Invesco Van Kampen Municipal Income Fund and for sharing our long-term investment horizon.

1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Byron
Portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. Mr. Byron joined Invesco in 2010. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
Portfolio manager, is manager of Invesco Van Kampen Municipal Income Fund. Mr. Wimmel joined Invesco in 2010. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

5              Invesco Van Kampen Municipal Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 7/31/90, Fund data from 8/1/90

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6              Invesco Van Kampen Municipal Income Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

			After Taxes
			on Distributions
		After Taxes	and Sale of
	Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (8/1/90)	5.10%	4.85%	4.91%

10 Years	4.02	3.88	3.99

5 Years	2.39	2.12	2.46

1 Year	1.45	0.14	1.33

Class B Shares

Inception (8/24/92)	4.31%	4.22%	4.30%

10 Years	3.91	3.77	3.83

5 Years	2.28	2.05	2.32

1 Year	0.76	-0.40	0.85

Class C Shares

Inception (8/13/93)	3.51%	3.43%	3.54%

10 Years	3.74	3.62	3.68

5 Years	2.60	2.38	2.59

1 Year	4.69	3.53	3.40

Class Y Shares

Inception (8/12/05)	3.65%	3.38%	3.58%

5 Years	3.63	3.35	3.55

1 Year	6.81	5.37	4.85

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.00%, 1.75%, 1.75% and 0.75%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7              Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
Principal risks of investing in the Fund
■	The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Risks of derivatives include possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.
About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VKMMX
Class B Shares	VMIBX
Class C Shares	VMICX
Class Y Shares	VMIIX

8              Invesco Van Kampen Municipal Income Fund

Schedule of Investments

September 30, 2010

			Par
			Amount
	Coupon	Maturity	(000)	Value

Municipal Bonds–107.8%
Alabama–1.5%
Courtland, AL Indl Dev Brd Solid Waste Disp Rev Rfdg Intl Paper Co Proj (AMT)	5.200%	06/01/25	$2,500	$2,494,725

Healthcare Auth for Baptist Hlth AL, Ser A(a)	6.125%	11/15/36	2,000	2,096,900

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500%	01/01/43	900	732,861

Selma, AL Indl Dev Brd Rev Gulf Opportunity Zone Intl Paper Co Proj, Ser A	6.250%	11/01/33	1,800	1,943,766

University AL at Birmingham Hosp Rev, Ser A(a)	5.750%	09/01/22	3,000	3,352,590

				10,620,842

Alaska–1.5%
Alaska Indl Dev & Expt Auth Rev Lake Dorothy Hydroelectric Proj (AMBAC Insd) (AMT)	5.000%	12/01/35	3,015	2,741,962

Alaska Muni Bd Bk, Ser 1	5.750%	09/01/33	200	219,002

Matanuska Susitna Boro, AK Goose Greek Creek Correctional Ctr (AGL Insd)	6.000%	09/01/28	5,000	5,952,550

Northern Tob Sec Corp Rev Bkd, Ser A	5.000%	06/01/46	2,000	1,361,640

				10,275,154

Arizona–3.8%
Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty Northn AZ Rfdg	5.700%	07/01/42	1,000	843,910

Glendale, AZ Indl Dev Auth Midwestern Univ	5.000%	05/15/35	500	514,995

Glendale, AZ Indl Dev Auth Midwestern Univ	5.125%	05/15/40	1,000	1,034,110

Glendale, AZ Indl Dev Auth Rfdg	5.000%	12/01/35	1,655	1,597,456

Maricopa Cnty, AZ Pollutn Rfdg AZ Pub Svc Co, Ser A(a)	6.000%	05/01/29	1,000	1,082,100

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C(a)	5.500%	06/01/34	1,000	1,085,850

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E(a)	5.750%	06/01/34	1,000	1,083,340

Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (AMT)	5.250%	07/01/19	1,000	1,121,480

Phoenix, AZ Civic Impt Corp Arpt Rev Sr Lien, Ser B (NATL Insd) (AMT)	5.250%	07/01/32	5,000	5,039,950

Phoenix, AZ Indl Dev Auth Ed Rev Career Success Sch Proj	7.000%	01/01/39	600	637,242

Phoenix, AZ Indl Dev Auth Ed Rev Career Success Sch Proj	7.125%	01/01/45	570	608,407

Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.375%	12/01/18	815	824,462

Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr Rev Global Wtr Resh LLC Proj (AMT)	6.550%	12/01/37	1,600	1,617,008

Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000%	12/01/23	550	597,223

Pinal Cnty, AZ Elec Dist 4 Elec Sys Rev	6.000%	12/01/28	740	789,587

Salt River Proj AZ Agric Impt, Ser A	5.000%	01/01/39	6,000	6,468,120

University Med Ctr Corp AZ	6.000%	07/01/24	1,250	1,371,050

				26,316,290

California–12.0%
Adelanto, CA Pub Util Auth Rev Rfdg Util Sys Proj, Ser A	6.750%	07/01/39	2,000	2,105,600

Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (AGM Insd)	*	09/01/20	4,870	3,128,050

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1(c)	5.000%	04/01/39	3,620	3,822,611

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1(c)	5.125%	04/01/39	5,000	5,356,250

Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/27	2,000	925,440

Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/28	2,000	871,800

California Cnty, CA Tob Sec Agy Tob LA Cnty Sec(d)	0.000/5.250%	06/01/21	2,000	1,901,620

California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000%	07/01/39	2,000	2,198,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

California–(continued)

California Hsg Fin Agy Rev Home Mtg, Ser I (AMT)(c)	4.800%	08/01/36	$6,690	$5,727,777

California St Econ Recovery Rfdg, Ser A	5.250%	07/01/21	1,000	1,181,740

California St Var Purp	5.750%	04/01/31	1,350	1,491,723

California Statewide Cmnty Dev Auth Rev CA Baptist Univ, Ser A	5.500%	11/01/38	1,250	1,090,962

California Statewide Cmnty Dev Auth Rev Front Porch Cmnty & Svc, Ser A(e)	5.125%	04/01/37	1,000	953,360

California Statewide Cmnty Dev Auth Rev Mtg Methodist Hosp Proj (FHA Gtd)	6.250%	08/01/24	2,000	2,401,340

California Statewide Cmnty Dev Auth Rev Sr Living-Southn CA Presbyterian Homes	6.250%	11/15/19	500	541,995

California Statewide Cmnty Sr Living Southn CA	6.625%	11/15/24	2,000	2,200,260

Desert Hot Springs, CA Redev Agy Tax Alloc Merged Redev Proj, Ser A2	5.000%	09/01/23	1,610	1,658,525

Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg (NATL Insd)	*	01/15/17	3,000	2,025,690

Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg	*	01/15/24	21,000	8,700,930

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500%	06/01/27	1,290	1,155,505

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750%	06/01/47	4,000	3,046,120

Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj, Ser A (Syncora Gtd)	5.000%	09/01/37	1,400	1,096,298

Lancaster, CA Rev Dev Agy Tax Comb Rev Dev Proj Areas	6.500%	08/01/29	2,000	2,273,980

Los Angeles, CA Un Sch Dist, Ser I	5.000%	07/01/29	3,000	3,229,860

Los Angeles, CA Wtr & Pwr Rev Pwr Sys, Ser A-1(c)	5.250%	07/01/38	2,000	2,175,540

Poway, CA Un Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/23	2,750	1,463,110

Poway, CA Uni Sch Dist Election 2008 Impt Dist 2007, Ser 1-A	*	08/01/26	1,000	442,180

Richmond, CA Jt Pwr Fin Auth Rev Lease Point Potrero, Ser A	6.250%	07/01/24	2,500	2,817,875

Sacramento Cnty CA Arpt Sys Rev Sr	5.000%	07/01/40	2,100	2,171,946

San Francisco, CA City & Cnty Mission Bay South Rev Dev, Ser D	6.000%	08/01/24	1,000	1,097,600

Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.000%	06/01/37	1,000	774,640

Turlock, CA Hlth Fac Rev Emanuel Med Ctr Inc	5.375%	10/15/34	1,600	1,567,184

University CA Rev, Ser O(c)	5.750%	05/15/23	2,295	2,794,782

University CA Rev, Ser O(c)	5.750%	05/15/25	3,390	4,095,154

West Contra Costa CA Uni Election of 2002, Ser B (AGM Insd)	5.000%	08/01/26	5,000	5,105,000

				83,590,647

Colorado–3.0%
Colorado Hlth Fac Auth Rev Amern Baptist Home, Ser A	5.900%	08/01/37	3,000	2,596,170

Colorado Hlth Fac Auth Rev Evangelical Lutheran, Ser A	5.250%	06/01/34	1,000	1,001,580

Colorado Hlth Fac Auth Rev Poudre Vly CO Hlth Fac Auth Hosp, Ser A (AGM Insd)	5.200%	03/01/31	2,000	2,142,540

Denver, CO City & Cnty Justice Sys(c)	5.000%	08/01/24	1,500	1,723,515

Denver, CO City & Cnty Justice Sys(c)	5.000%	08/01/25	6,000	6,861,480

Lincoln Pk, CO Metro Dist Rfdg & Impt	6.200%	12/01/37	2,000	2,043,840

Montezuma Cnty, CO Hosp Dist Hlth Fac Enterprise Hosp Rfdg	5.900%	10/01/37	500	446,390

North Range Metro Dist No 2 CO Ltd Tax	5.500%	12/15/27	1,830	1,562,545

Regional Trans Dist CO Denver Trans Partners	6.000%	01/15/41	1,250	1,328,825

Regional Trans Dist CO Denver Trans Partners	6.500%	01/15/30	1,150	1,283,113

				20,989,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Connecticut–0.4%
Connecticut St Dev Auth Hlth Fac Rev Alzheimers Res Ctr Conn Inc Proj	5.500%	08/15/27	$1,000	$898,350

Hamden, CT Fac Rev Whitney Ctr Proj, Ser B	6.125%	01/01/14	1,000	1,014,340

Hamden, CT Fac Rev Whitney Ctr Proj, Ser C(a)	7.250%	01/01/43	1,000	1,071,730

				2,984,420

Delaware–0.1%
New Castle Cnty, DE Rev Newark Charter Sch Inc Proj	5.000%	09/01/22	630	626,063

District of Columbia–3.1%
District Columbia Hosp Rev Sibley Mem Hosp	6.375%	10/01/34	2,200	2,413,796

District Columbia Income Tax Rev, Ser A(c)	5.000%	12/01/23	4,285	4,936,963

District Columbia Income Tax Rev, Ser B(c)	5.000%	12/01/24	1,715	1,968,408

District Columbia Tax Incrmnt Gallery Place Proj (AGM Insd)	5.250%	07/01/27	5,150	5,288,844

District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien, Ser A (AGM Insd)	5.500%	10/01/41	4,000	4,313,920

Metropolitan Washington DC Arpt Auth Sys, Ser A (NATL Insd) (AMT)	5.250%	10/01/32	3,000	3,042,930

				21,964,861

Florida–5.1%
Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.250%	11/15/17	1,000	997,880

Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/36	1,000	906,750

Broward Cnty, FL Arpt Sys Rev, Ser J-I (AMBAC Insd) (AMT)	5.250%	10/01/26	5,000	5,057,200

Capital Tr Agy FL Rev Ft Lauderdale Proj (AMT)	5.750%	01/01/32	1,000	943,760

Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950%	07/01/20	435	453,013

Fiddlers Creek Cmnty Dev Dist No 1 FL Spl Assmt Rev(f)	6.000%	05/01/38	1,665	632,866

Florida St Brd Ed Pub Ed Rfdg Cap Outlay 2007, Ser A	5.000%	06/01/19	3,715	4,310,069

Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A(c)	5.000%	07/01/26	1,305	1,416,069

Florida St Tpk Auth Tpk Rev Rfdg Dept Tran, Ser A(c)	5.000%	07/01/27	1,325	1,431,994

Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A(c)	5.000%	07/01/28	1,440	1,548,245

Florida St Tpk Auth Tpk Rev Rfdg Dept Trans, Ser A(c)	5.000%	07/01/32	2,500	2,662,525

Grand Bay at Doral Cmnty Dev Dist FL, Ser B	6.000%	05/01/17	5,000	1,901,500

Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B (Acquired 2/19/08, Cost $1,000,000)(h)	6.900%	05/01/17	1,000	958,680

Miami Dade Cnty, FL Aviation Rev Miami Intl Arpt, Ser A	5.375%	10/01/35	2,000	2,107,560

Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500%	07/01/38	1,750	1,565,235

Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875%	11/15/37	800	773,128

Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)(a)	5.350%	03/15/42	2,200	2,444,574

Reunion East Cmnty Dev Dist FL Spl Assmt	5.800%	05/01/36	490	269,725

Seminole Tribe FL Spl Oblig Rev, Ser A(e)	5.250%	10/01/27	3,000	2,863,650

Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	6.400%	05/01/34	1,390	1,401,384

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.550%	05/01/27	400	300,828

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650%	05/01/40	665	498,757

World Comm Cmnty Dev Dist FL Spl Assmt(f)	5.500%	05/01/38	1,000	332,670

				35,778,062

Georgia–1.5%
Atlanta, GA Tax Alloc Beltline Proj, Ser B	7.375%	01/01/31	2,500	2,613,325

Atlanta, GA Tax Alloc Eastside Proj, Ser B	5.600%	01/01/30	2,500	2,542,450

Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000%	11/01/27	1,000	1,140,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Georgia–(continued)

Atlanta, GA Wtr & Waste Wtr Rev, Ser A	6.000%	11/01/28	$1,000	$1,136,780

Gainesville & Hall Cnty, GA Dev Acts Retirement Life Cmnty, Ser A-2	6.375%	11/15/29	700	750,176

Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100%	06/01/23	2,000	2,070,440

				10,254,011

Hawaii–1.6%
Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co Subsidary	6.500%	07/01/39	2,000	2,228,380

Hawaii St Dept Budget & Fin Spl Purp Rev, Ser C-1	7.500%	11/15/15	2,000	2,054,300

Hawaii St Dept Budget & Fin Spl Purp Rev, Ser C-2	6.400%	11/15/14	1,000	1,012,110

Hawaii St, Ser DK(c)	5.000%	05/01/23	5,125	5,831,328

				11,126,118

Idaho–0.8%
Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500%	11/01/23	1,000	1,159,090

Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg	6.125%	11/15/27	635	578,936

Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.750%	07/01/39	1,965	2,065,726

Idaho Hsg & Fin Assn Single Family Mtg Rev, Ser A (AMT)	5.850%	07/01/36	1,520	1,610,257

				5,414,009

Illinois–10.2%
Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600%	01/01/23	2,250	1,981,597

Bolingbrook, IL Sales Tax Rev Bolingbrook	6.250%	01/01/24	1,500	954,030

Chicago, IL Increment Alloc Rev Diversey Narragansett Proj (Acquired 08/01/06, Cost $522,987)(h)	7.460%	02/15/26	490	490,877

Chicago, IL Increment Alloc Rev Rfdg NT Roosevelt Square ABLA, Ser A	7.130%	03/15/22	2,000	2,030,960

Chicago, IL Lakefront Millennium Pkg Fac (NATL Insd) (Prerefunded @ 01/01/12)	5.650%	01/01/19	3,000	3,253,710

Chicago, IL Metro Wtr Reclamation Capital Impt Bonds(i)	7.000%	01/01/11	355	360,520

Chicago, IL O’Hare Intl Arpt Rev, Ser A (AGM Insd)(c)	5.000%	01/01/33	3,000	3,104,880

Chicago, IL Proj Rfdg, Ser C (NATL Insd)	5.750%	01/01/16	1,200	1,216,572

Chicago, IL Tax Increment Alloc Santn Drain & Ship Canal, Ser A	7.750%	01/01/14	620	621,215

Gilberts, IL Spl Svc Area No 19 Spl Tax, Ser 1(f)	5.375%	03/01/16	1,000	520,200

Illinois Dev Fin Auth Pollutn Ctl Rev Amerencips Rfdg, Ser A(a)	5.500%	03/01/14	5,050	5,070,149

Illinois Fin Auth Rev Advocate Hlthcare Network, Ser D	6.500%	11/01/38	1,000	1,143,010

Illinois Fin Auth Rev Art Institute Chicago, Ser A	6.000%	03/01/38	2,500	2,763,975

Illinois Fin Auth Rev Fairview Oblig Grp Rfdg, Ser A	6.000%	08/15/22	250	236,190

Illinois Fin Auth Rev Kewanee Hosp Proj	5.100%	08/15/31	920	760,224

Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A(c)	5.375%	08/15/24	1,000	1,114,480

Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A(c)	5.750%	08/15/30	2,000	2,222,900

Illinois Fin Auth Rev Resurrection Hlthcare (AGM Insd)	5.000%	05/15/15	4,700	5,132,917

Illinois Fin Auth Rev Resurrection Hlthcare (AGM Insd)	5.000%	05/15/17	5,100	5,545,536

Illinois Fin Auth Rev Resurrection Hlthcare (AGM Insd)	5.000%	05/15/18	5,050	5,475,513

Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	5.500%	08/15/18	1,000	941,970

Illinois Fin Auth Rev Rfdg Fairview Oblig Grp, Ser A	6.125%	08/15/28	1,500	1,370,295

Illinois Fin Auth Rev Riverside Hlth Sys	6.250%	11/15/35	2,000	2,155,420

Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250%	11/01/38	2,500	2,872,025

Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500%	08/01/37	2,000	1,953,240

Illinois Fin Auth Rev Silver Cross Hosp & Med Rfdg	6.000%	08/15/23	1,745	1,933,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Illinois–(continued)

Illinois Fin Auth Rev Temps 65 Pk Pl Elmhurst, Ser D-2	7.000%	11/15/15	$1,500	$1,510,005

Metropolitan Pier & Expo Auth IL Dedicated St Tax McCormick Pl Expn Proj A Rfdg	5.500%	06/15/27	1,500	1,501,845

Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev Cap Apprec McCormick Rfdg (NATL Insd)(d)	0.000/5.400%	06/15/19	9,250	9,396,058

Pingree Grove Vlg, IL Spl Svc Area No 1 Spl Tax Cambridge Lakes Proj, Ser 05	5.250%	03/01/15	1,458	1,420,967

Plano, IL Spl Svc Area No 6 Spl Tax Lakewood Springs Club Proj	5.800%	03/01/37	1,500	781,635

Volo Vlg, IL Spl Svc Area No 3 Symphony Meadows Proj, Ser 1	6.000%	03/01/36	549	459,293

Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000%	12/01/42	425	408,200

Yorkville, IL Utd City Spl Svc Area Spl Tax No 2004-107 Raintree Vlg IL Proj	6.250%	03/01/35	991	566,446

				71,270,279

Indiana–1.4%
Indiana Hlth & Ed Fac Fin Auth Hosp Rev Cmnty Fndtn Northwest IN	5.500%	03/01/22	500	529,505

Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj, Ser A	7.125%	06/01/34	1,770	1,729,839

Indiana Muni Pwr Agy Pwr Supply Indiana Muni Pwr Agy, Ser B	6.000%	01/01/39	3,000	3,331,140

Indianapolis, IN Arpt Auth Rev Rfdg Spl Fac Fed Ex Corp Proj (AMT)	5.100%	01/15/17	1,500	1,620,330

Indianapolis, IN Loc Pub Impt Ser D	6.750%	02/01/14	465	504,669

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/11	140	132,574

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/12	140	122,794

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/13	135	109,644

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/14	130	97,798

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/15	130	90,572

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/16	135	87,110

Saint Joseph Cnty, IN Redev Dist Tax Increment Rev, Ser B	*	06/30/17	225	134,458

Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc(e)	5.500%	09/01/27	1,500	1,498,290

				9,988,723

Iowa–1.6%
Altoona, IA Urban Renewal Tax Increment Rev Annual Appropriation	6.000%	06/01/34	1,860	1,971,060

Coralville, IA Ctf Partn, Ser D	5.250%	06/01/26	1,125	1,191,544

Iowa Fin Auth Hlthcare Fac Rev Madrid Home Proj	5.750%	11/15/24	1,100	985,523

Iowa St Spl Oblig I Jobs Prog, Ser A(b)(c)	5.000%	06/01/27	4,650	5,191,446

Jefferson Cnty, IA Hosp Rev Jefferson Cnty Hosp Proj, Ser C	5.950%	08/01/37	1,000	867,090

Tobacco Settlement Auth IA Tob Settlement Rev, Ser C	5.375%	06/01/38	1,000	791,180

				10,997,843

Kansas–1.1%
Burlington, KS Environmental Impt Rev KC Pwr Lt Rfdg, Ser B (Syncora Gtd)(a)	5.000%	12/01/23	1,000	1,018,300

Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.500%	11/15/29	1,500	1,660,860

Lenexa, KS Hlthcare Fac Rev Rfdg & Impt	5.500%	05/15/39	3,000	2,563,740

Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000%	05/15/24	1,600	1,483,312

Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser A	5.000%	05/15/36	1,000	816,090

Manhattan, KS Hlthcare Fac Rev Meadowlark Hills Retirement, Ser B	5.125%	05/15/42	400	322,936

				7,865,238

Kentucky–1.8%
Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.375%	08/15/24	3,000	3,349,110

Kentucky Econ Dev Fin Auth Hosp Fac Rev Baptist Hlthcare Sys, Ser A	5.625%	08/15/27	1,000	1,120,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Kentucky–(continued)

Kentucky Econ Dev Fin Auth Hosp Fac Rev Owensboro Med Hlth Sys, Ser A	6.500%	03/01/45	$1,500	$1,612,350

Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Sub, Ser A-1 (AGL Insd)	6.000%	12/01/33	4,000	4,400,200

Paducah, KY Elec Plt Brd Rev, Ser A (AGL Insd)	5.250%	10/01/35	2,000	2,148,120

				12,630,770

Louisiana–1.0%
Lakeshore Vlg Master Cmnty Dev Dist LA Spl Assmt	5.250%	07/01/17	1,364	743,926

Louisiana Pub Fac Auth Rev Entergy LA LLC Proj	5.000%	06/01/30	1,050	1,058,967

New Orleans, LA Aviation Brd Rev Rfdg Restructuring Garbs, Ser A-1 (AGL Insd)	6.000%	01/01/23	1,000	1,168,810

Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)(a)	5.250%	11/01/37	1,550	1,649,804

Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)(a)	6.000%	10/01/38	2,000	2,069,300

				6,690,807

Maryland–1.6%
Baltimore, MD Spl Oblig Spc Oblig, Ser A	7.000%	09/01/38	1,000	1,039,900

Howard Cnty, MD Retirement Cmnty Vantage House Fac Rfdg, Ser B	5.250%	04/01/37	2,000	1,576,720

Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev, Ser H (AMT)	5.050%	09/01/32	3,105	3,213,178

Maryland St Econ Dev Corp Econ Dev Rev Term Proj, Ser B	5.750%	06/01/35	1,460	1,533,890

Maryland St Econ Dev Corp Econ Dev Rev Trans Fac Proj, Ser A	5.375%	06/01/25	1,030	1,084,271

Maryland St Trans Auth Grant & Rev Antic	5.250%	03/01/20	2,000	2,440,840

Prince Georges Cnty, MD Spl Oblig Natl Harbor Proj	5.200%	07/01/34	300	278,376

				11,167,175

Massachusetts–0.8%
Massachusetts St College Bldg, Ser A	5.500%	05/01/39	1,000	1,109,210

Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750%	11/15/35	2,400	1,779,888

Massachusetts St Dev Fin Agy Solid Waste Disp Rev Dominion Energy Brayton Rfdg, Ser 1(a)	5.750%	12/01/42	2,000	2,223,740

Massachusetts St Hlth & Ed Fac Auth Rev Bal Structured Ylg, Ser G (NATL Insd)(a)	5.000%	07/01/13	400	400,704

				5,513,542

Michigan–2.3%
Detroit, MI Wtr Supply Sys Rfdg Second Lien, Ser C (AGM Insd)	5.000%	07/01/26	2,000	2,062,320

Green Lake Twp MI Econ Dev Corp Rev Rfdg Interlochen Ctr Proj(l)	0.300%	06/01/34	3,000	3,000,000

Iron River, MI Hosp Fin Auth Rfdg Iron Cnty Cmnty Hosp	6.000%	05/15/20	2,195	2,239,163

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(a)	5.250%	01/15/47	650	728,813

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(a)	5.500%	01/15/47	375	432,720

Michigan St Strategic Fd Ltd Oblig Rev Detroit Edison Co Proj Rfdg, Ser C (Syncora Gtd) (AMT)	5.450%	12/15/32	5,000	5,007,250

Michigan St Strategic Fd Solid Genesee Pwr Stad Proj Rfdg (AMT)	7.500%	01/01/21	1,610	1,496,286

Michigan Tob Settlement Fin Auth Tob Settlement Asset Sr, Ser A	6.000%	06/01/48	2,000	1,542,800

				16,509,352

Minnesota–1.4%
Chisago, MN Hlthcare Fac Rev CDL Homes LLC Proj	6.000%	08/01/42	450	452,578

Columbia Heights, MN Multi-Family & Hlthcare Fac Rev Rfdg Crest View Corp Proj A	5.700%	07/01/42	1,000	795,030

Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.700%	11/01/22	380	381,075

Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev Benedictine Hlth Ctr Proj	5.875%	11/01/33	750	738,780

Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.750%	11/15/32	3,000	3,454,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Minnesota–(continued)

Minneapolis, MN Hsg & Hlthcare Fac Rev Providence Proj Rfdg, Ser A	5.625%	10/01/27	$2,000	$1,997,180

North Oaks, MN Sr Hsg Rev Presbyterian Homes North Oaks	6.000%	10/01/27	150	153,089

Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250%	05/15/36	2,000	1,955,780

				9,928,432

Mississippi–1.0%
Mississippi Business Fin Corp MS Pollutn Ctl Rev Sys Energy Res Inc Proj	5.875%	04/01/22	2,000	2,000,160

Mississippi Business Fin Corp. MS Gulf Opportunity Zone Chevron USA Inc Proj, Ser A(l)	0.270%	12/01/30	4,700	4,700,000

				6,700,160

Missouri–4.0%
Cape Girardeau Cnty, MO Indl Dev St Francis Med Ctr	5.750%	06/01/39	2,150	2,285,471

Carthage, MO Hosp Rev	5.750%	04/01/22	1,000	905,650

Carthage, MO Hosp Rev	5.875%	04/01/30	1,000	898,400

Kansas City, MO Indl Dev Auth Plaza Lib Proj	6.000%	03/01/16	3,000	3,083,610

Kansas City, MO Tax Increment Fin Comm Kansas City MO Maincor Proj, Ser A	5.250%	03/01/18	500	506,720

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Temp 75 Aberdeen Hts, Ser C-1	7.500%	11/15/16	1,600	1,621,632

Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500%	09/01/18	605	585,011

Missouri St Environmental Impt & Energy Res Auth KC Pwr & LT Co Proj (AMT)(a)	4.900%	05/01/38	2,700	2,869,236

Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Rfdg, Ser B	5.125%	02/01/27	1,200	1,200,744

Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Sr	5.500%	02/01/42	950	953,363

Raytown, MO Annual Raytown Live Redev Plan Proj 1	5.125%	12/01/31	3,325	3,374,443

Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev Ranken Jordan Proj Rfdg	5.000%	11/15/35	1,300	1,112,839

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.375%	09/01/21	1,000	1,019,910

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Friendship Vlg West Cnty, Ser A	5.500%	09/01/28	3,000	2,956,200

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375%	12/01/30	500	453,940

Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac Rev Saint Andrews Res for Srs, Ser A	6.375%	12/01/41	1,250	1,117,750

Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Redev Rfdg	5.750%	11/01/27	450	432,477

Springfield, MO Pub Bldg Corp Leasehold Rev, Ser B (AMBAC Insd) (AMT)	4.550%	07/01/29	2,205	2,224,977

				27,602,373

Montana–0.4%
Forsyth Mont Pollutn Ctl Rev Rfdg Portland Gen, Ser A	5.000%	05/01/33	2,600	2,728,310

Nebraska–0.3%
Municipal Energy Agy of NE Pwr Supply Sys Rev Rfdg, Ser A (BHAC Insd)	5.375%	04/01/39	1,000	1,097,150

University NB Univ Rev Lincoln Student Fees & Fac, Ser A	5.250%	07/01/39	1,000	1,097,750

				2,194,900

Nevada–0.2%
Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (BHAC Insd) (AMT)	4.750%	09/01/36	70	66,159

Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	5.850%	08/01/18	620	599,918

Mesquite, NV Spl Impt Dist No 07-01 Loc Impt-Anthem at Mesquite	6.000%	08/01/27	535	473,347

				1,139,424

New Hampshire–0.7%
New Hampshire St Business Fin Auth Elec Fac Rev Plymouth Cogeneration (AMT) (Acquired
06/29/93, Cost $376,827)(h)	7.750%	06/01/14	385	384,923

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

New Hampshire–(continued)

New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT)(a)	7.125%	07/01/27	$3,250	$3,404,733

New Hampshire St Business Fin Auth Rev First Mtg Huggins Hosp	6.875%	10/01/39	1,000	1,035,160

				4,824,816

New Jersey–3.6%
Burlington Cnty, NJ Brdg Cmnty Econ Dev Rev Evergreens Proj	5.625%	01/01/38	375	339,937

Landis, NJ Sew Auth Swr Rev Reg Cars (NATL Insd)(j)	9.244%	09/19/19	2,350	3,086,819

New Jersey Econ Dev Auth Msu Student Housing PJ-Provide Group-Montclair LLC, Ser AA	5.750%	06/01/31	1,450	1,546,207

New Jersey Econ Dev Auth Ret Cmnty Rev Seabrook Vlg Inc Fac Rfdg	5.250%	11/15/26	750	697,462

New Jersey Econ Dev Auth Rev Sch Fac Constr, Ser BB	5.000%	09/01/34	1,750	1,873,357

New Jersey Hlthcare Fac Fin Auth Rev Saint Josephs Hlthcare Sys	5.750%	07/01/15	2,045	2,233,508

New Jersey Hlthcare Fac Fin Auth Rev Saint Peter’s Univ Hosp Oblig	5.750%	07/01/37	1,000	1,017,400

New Jersey St Higher Ed Assistance Auth Student Ln Rev, Ser A	5.625%	06/01/30	1,000	1,086,310

New Jersey St Hsg & Mtg Fin Agy Rev, Ser AA	6.375%	10/01/28	2,825	3,188,804

New Jersey St Hsg & Mtg Fin Agy Rev Single Family Hsg, Ser X (AMT)	5.100%	10/01/23	4,025	4,212,968

New Jersey St Tpk Auth Tpk Rev, Ser C (NATL Insd)	6.500%	01/01/16	565	687,063

New Jersey St Tpk Auth Tpk Rev, Ser C (NATL Insd)(i)	6.500%	01/01/16	2,725	3,133,696

Tobacco Settlement Fin Corp NJ, Ser 1-A	5.000%	06/01/41	2,550	1,768,170

				24,871,701

New Mexico–0.6%
Farmington, NM Pollutn Ctl Rev Pub Svc Co NM San Juan, Ser A(a)	5.200%	06/01/40	1,000	1,024,600

Farmington, NM Pollutn Ctl Rev Pub Svc Co NM San Juan, Ser C	5.900%	06/01/40	1,950	2,028,487

New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A(c)	6.375%	08/01/32	1,000	1,141,730

				4,194,817

New York–4.8%
Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	6.250%	07/15/40	1,280	1,395,648

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	6.375%	07/15/43	530	580,329

Brooklyn Arena Loc Dev Corp NY Cap Apprec Barclays Ctr Proj	*	07/15/35	5,000	1,085,950

Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A	6.000%	05/01/33	5,000	5,791,350

New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250%	11/01/37	2,500	2,474,925

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250%	03/01/15	3,000	3,009,780

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250%	01/15/39	2,000	2,185,900

New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 08/07/06, Cost $750,000)(f)(g)(h)	6.125%	02/15/19	750	7

New York St Energy Resh & Dev Auth Gas Fac Reg(j)	11.933	04/01/20	2,500	2,593,700

New York St Energy Resh & Dev Auth Gas Fac Rev Regr Ribs Brooklyn Union Gas, Ser B (AMT)(j)	13.076	07/01/26	3,000	3,012,420

New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Muni Wtr Fin, Ser C	5.000%	06/15/21	1,545	1,764,637

New York St Twy Auth St Pers Income Tax Rev Trans, Ser A(c)	5.000%	03/15/28	2,000	2,235,820

Port Auth NY & NJ Cons One Hundred Forty Fourth(c)	5.000%	10/01/35	6,000	6,404,760

Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A(e)	5.000%	12/01/23	1,300	1,083,953

				33,619,179

North Carolina–0.7%
North Carolina Med Care Commn Hlthcare Fac Rev First Mtg Salemtowne Proj Rfdg	5.100%	10/01/30	1,100	1,020,591

North Carolina Med Care Commn Hlthcare Fac Rev Wake Med, Ser A (AGL Insd)	5.625%	10/01/38	1,100	1,151,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

North Carolina–(continued)

North Carolina Med Care Commn Hosp Rev Aces Pooled Fin Proj, Ser B(l)	0.230%	10/01/13	$1,300	$1,300,000

North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.625%	10/01/27	1,000	980,180

				4,452,405

North Dakota–0.4%
Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj Rfdg	5.200%	12/01/26	1,000	873,180

McLean Cnty, ND Solid Waste Fac Rev Great River Energy, Ser B	5.150%	07/01/40	1,000	1,033,230

Ward Cnty, ND Hlthcare Fac Rev Trinity Obligated Group Rfdg	5.125%	07/01/29	1,000	974,640

				2,881,050

Ohio–4.6%
Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp Proj	6.250%	09/01/20	3,340	2,852,560

Cuyahoga Cnty, OH Hlthcare & Indpt Living Fac Rev Eliza Jennings Sr Care, Ser A	5.750%	05/15/27	500	478,065

Hamilton Cnty, OH Hlthcare Rev Life Enriching Cmnty Proj Rfdg, Ser A	5.000%	01/01/37	4,750	4,510,172

Lorain Cnty, OH Hosp Rev Fac Catholic, Ser H (AGL Insd)	5.000%	02/01/24	4,810	5,202,785

Ohio St Air Quality Dev Auth Rev Rfdg Columbus Rev Southn Pwr Co, Ser B(a)	5.800%	12/01/38	3,000	3,228,030

Ohio St Air Quality Dev Auth Rev Rfdg Pollutn Ctl First Energy, Ser C	5.625%	06/01/18	2,850	3,190,062

Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys, Ser 2009-A	6.750%	01/15/39	4,000	4,311,760

Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Prog, Ser D (GNMA Collateralized) (AMT)(c)	5.300%	09/01/28	2,239	2,346,517

Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Prog, Ser D (GNMA Collateralized) (AMT)(c)	5.400%	03/01/33	2,467	2,572,440

Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Rfdg First Energy, Ser A(a)	5.875%	06/01/33	1,000	1,119,920

Ohio St Wtr Dev Auth Solid Waste Rev Allied Waste Inc Proj, Ser A (AMT)	5.150%	07/15/15	1,750	1,786,628

Tuscarawas Cnty, OH Hosp Fac Rev Twin City Hosp Proj	6.100%	11/01/22	1,000	773,810

				32,372,749

Oklahoma–1.0%
Chickasaw Nation, OK Hlth Sys(e)	6.250%	12/01/32	1,050	1,127,374

Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000%	06/01/21	1,340	1,548,156

Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000%	06/01/22	1,340	1,537,570

Grand River Dam Auth OK Rev, Ser A (BHAC Insd)	5.000%	06/01/23	2,275	2,592,590

Oklahoma Hsg Fin Agy Single Family Rev Mtg (GNMA Collateralized) (AMT)	7.997%	08/01/18	95	97,888

				6,903,578

Oregon–0.6%
Clackamas Cnty, OR Hosp Fac Legacy Hlth Sys, Ser A	5.500%	07/15/35	2,230	2,386,947

Warm Springs Reservation OR Confederated Tribes Pelton Round Butte Tribal, Ser B (Acquired 11/20/09, Cost $1,477,305)(h)	6.375%	11/01/33	1,500	1,563,270

				3,950,217

Pennsylvania–2.3%
Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Sys West PA, Ser A	5.000%	11/15/28	1,000	789,380

Chester Cnty PA Indl Dev Auth Rev Archdiocese Philadelphia(l)	0.290%	07/01/31	9,000	9,000,000

Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Exelon Generation, Ser A(a)	5.000%	12/01/42	1,750	1,846,285

Pennsylvania St Tpk Com Tpk Rev Sub, Ser A (AGL Insd)	5.000%	06/01/39	1,850	1,947,717

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser B-2(d)	0.000/5.750%	12/01/28	2,150	1,685,772

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser B-2(d)	0.000/6.000%	12/01/34	1,300	1,019,629

				16,288,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Rhode Island–0.3%
Rhode Island St Econ Dev Corp Arpt Rev, Ser A (AGL Insd) (AMT)	5.250%	07/01/28	$1,810	$1,902,129

South Carolina–1.6%
Piedmont Muni Pwr Agy SC Elec Rev Rfdg	5.000%	01/01/25	700	700,623

Piedmont Muni Pwr Agy SC Elec Rev, Ser A-2	5.000%	01/01/24	2,000	2,157,360

South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Commons Rfdg	5.125%	10/01/26	500	433,350

South Carolina Jobs Econ Dev Auth Hosp Rev & Impt Palmetto Hlth Rfdg	5.750%	08/01/39	1,000	1,029,920

South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.000%	02/01/19	1,000	1,136,710

South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.375%	02/01/29	2,000	2,179,140

South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000%	11/15/27	1,000	862,610

South Carolina St Pub Svc Auth Santee Cooper, Ser A	5.500%	01/01/38	2,000	2,230,560

Tobacco Settlement Rev Mgmt Auth SC Tob Settlement Rev Rfdg	5.000%	06/01/18	380	380,338

				11,110,611

Tennessee–0.9%
Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.000%	10/01/25	1,000	979,340

Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg, Ser B (NATL Insd) (Prerefunded @ 07/01/12)	7.750%	07/01/29	4,000	4,459,640

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth, Ser A	5.500%	07/01/36	1,000	1,010,700

				6,449,680

Texas–9.5%
Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850%	04/01/21	3,615	3,672,551

Angelina & Neches Riv Auth TX Indl Dev Corp Environmental Aspen Pwr LLC Proj, Ser A (AMT)	6.500%	11/01/29	440	260,669

Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke’s Lutheran Hosp(i)	7.000%	05/01/21	500	701,020

Brazos Riv TX Hbr Nav Dist Brazoria Cnty Environmental Dow Chemical Co Proj, Ser A-4 (AMT)(a)	5.950%	05/15/33	1,100	1,146,541

Capital Area Cultural Ed Fac Corp TX Rev Roman Catholic Diocese(a)	6.125%	04/01/45	2,000	2,066,140

Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500%	11/01/31	5,000	5,044,550

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750%	11/01/18	500	501,615

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000%	11/01/23	1,000	1,003,520

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg Mem Hermann Hlthcare Sys, Ser B	7.250%	12/01/35	1,000	1,158,750

Harris Cnty, TX Sr Lien Toll Rd, Ser A	5.000%	08/15/38	1,000	1,062,900

HFDC Cent TX Inc Rev Sears Tyler Methodist, Ser B	6.375%	11/15/19	1,000	1,002,520

Hopkins Cnty, TX Hosp Dist Hosp Rev	5.500%	02/15/23	1,805	1,828,880

Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem Hlth Sys East TX	5.500%	02/15/37	1,250	1,204,462

McLennan Cnty, TX Pub Fac Corp Proj Rev	6.625%	06/01/35	3,000	3,315,600

Metropolitan Hlth Fac Dev Corp TX Wilson N Jones Mem Hosp Proj (Prerefunded @ 01/01/11)	7.200%	01/01/21	2,000	2,031,220

Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)(a)	6.000%	08/01/20	2,000	2,177,980

North TX Twy Auth Rev Rfdg Sys First Tier, Ser A	5.625%	01/01/33	1,000	1,066,970

North TX Twy Auth Rev Sys First Tier Rfdg, Ser A	6.000%	01/01/23	2,000	2,261,620

North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2(a)	6.000%	01/01/38	2,000	2,196,460

North TX Twy Auth Rev Toll 2nd Tier Rfdg, Ser F	6.125%	01/01/31	4,000	4,335,760

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Buckner Retirement Svc Inc Proj	5.000%	11/15/17	500	537,125

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Air Force Vlg Oblig	6.125%	11/15/29	2,000	2,074,060

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.750%	11/15/37	1,750	1,636,005

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svc Inc Proj	5.250%	11/15/37	4,000	3,994,000

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Hom Proj	5.750%	02/15/29	1,500	1,333,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Texas–(continued)

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home Proj	5.750%	02/15/25	$2,200	$2,043,294

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home, Ser B-2	6.500%	02/15/14	2,000	2,011,620

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	5.750%	07/01/18	3,250	3,546,238

Texas Private Activity Surface Trans Corp Sr Lien Nt Mobility	6.875%	12/31/39	2,000	2,210,820

Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev, Ser C-2 (GNMA Collateralized) (AMT)(j)	12.628%	07/02/24	575	704,628

Texas St Trans Commn Mobility Fd(c)	5.000%	04/01/28	4,000	4,461,320

Texas St Trans Commn Rev First Tier, Ser A	5.000%	04/01/20	2,000	2,288,300

Texas Trans Commn Cent TX Tpk Sys Rev Rfdg First Tier Put(a)	5.000%	08/15/42	1,500	1,519,665

				66,399,958

Utah–1.3%
Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg	6.150%	02/15/12	6,700	6,995,269

Utah Hsg Corp Single Family Mtg Rev, Class III, Ser C-1 (AMT)	5.700%	07/01/28	1,335	1,410,201

Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800%	06/15/38	600	576,786

				8,982,256

Vermont–0.1%
Vermont Econ Dev Auth Mtg Rev Wake Robin Corp Proj, Ser A	5.375%	05/01/36	1,000	869,480

Virginia–1.3%
Lexington, VA Indl Dev Auth Residential Care Fac Rev Mtg Kendal at Lexington, Ser A	5.500%	01/01/37	1,300	1,140,113

Peninsula Town Ctr Cmnty Dev Auth VA Spl Oblig	6.450%	09/01/37	1,000	1,001,590

Virgin Islands Pub Fin Auth Rev Matching Fd Ln Nt-Sr Lien, Ser A	5.000%	10/01/25	1,700	1,781,821

Virginia Small Business Fin Auth Rev Hampton Rd Proton (Acquired 8/07/09, Cost $983,180)(h)	8.000%	07/01/19	1,000	1,066,200

Washington Cnty, VA Indl Dev Au Mtn Sts Hlth Alliance, Ser C	7.500%	07/01/29	2,000	2,335,980

White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300%	03/01/17	1,634	1,674,082

				8,999,786

Washington–2.8%
FYI Ppty Wash Lease Rev WA St Dis Proj	5.500%	06/01/39	1,000	1,074,480

Kalispel Tribe Indians Priority Dist WA Rev	6.625%	01/01/28	950	852,407

Seattle, WA Muni Lt & Pwr Rev Rfdg & Impt	5.750%	04/01/23	2,000	2,439,440

Washington St Higher Ed Fac Auth Rev Rfdg Whitworth Univ Proj	5.375%	10/01/29	1,500	1,543,665

Washington St Higher Ed Fac Auth Rev Rfdg Whitworth Univ Proj	5.625%	10/01/40	1,500	1,544,280

Washington St Hlthcare Fac Auth Rev Multicare Hlth Sys, Ser A (AGM Insd)	5.250%	08/15/28	1,000	1,079,130

Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007A-2027 (Acquired 05/07/08, Cost $1,100,000)(h)	6.000%	01/01/27	1,100	1,105,005

Washington St Motor Vehicle Fuel, Ser 2010-B(c)	5.000%	08/01/30	9,000	10,043,370

				19,681,777

West Virginia–0.3%
Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500%	10/15/37	1,000	1,011,010

Ohio Cnty, WV Cnty Commn Tax Increment Rev Fort Henry Centre Fin Dist, Ser A	5.850%	06/01/34	250	238,295

Pleasants Cnty, WV Pollutn Ctl Rev Cnty Comm Allegheny Rfdg, Ser F	5.250%	10/15/37	855	861,481

				2,110,786

Wisconsin–4.0%
Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375%	11/01/21	2,000	2,123,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Municipal Income Fund

			Par
			Amount
	Coupon	Maturity	(000)	Value

Wisconsin–(continued)

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)	5.300%	09/01/23	$8,125	$8,596,575

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT)(c)	5.125%	09/01/28	6,000	6,103,080

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser C (AMT)(c)	5.200%	03/01/38	2,830	2,849,810

Wisconsin St Gen Rev Appropriation Rev, Ser A	5.375%	05/01/25	2,355	2,705,377

Wisconsin St Hlth & Ed Fac Auth Rev Prohlth Care Inc Oblig Grp	6.375%	02/15/29	500	556,300

Wisconsin St Hlth & Ed Fac Auth Rev Prohlth Care Inc Oblig Grp	6.625%	02/15/39	1,000	1,108,570

Wisconsin St Hlth & Ed Fac Auth Rev Reedsburg Area Med Ctr, Ser A	5.650%	06/01/26	1,945	1,762,520

Wisconsin St Hlth & Ed Fac Rfdg Catholic Residential Svcs	5.250%	05/01/28	1,250	1,145,113

Wisconsin St Hlth & Ed Fac St Johns Cmnty Inc, Ser A	7.250%	09/15/29	1,000	1,050,690

				28,001,815

Wyoming–1.2%
Campbell Cnty, WY Solid Wst Fac Basin Elec Pwr Coop, Ser A	5.750%	07/15/39	4,000	4,471,840

Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.000%	01/01/36	1,000	1,035,480

Wyoming Muni Pwr Agy Pwr Supply, Ser A	5.500%	01/01/33	2,360	2,534,687

				8,042,007

Puerto Rico–1.7%
Puerto Rico Elec Pwr Auth Pwr Rev, Ser CCC	5.250%	07/01/27	2,000	2,173,180

Puerto Rico Elec Pwr Auth Rev, Ser WW	5.250%	07/01/33	2,000	2,086,480

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.375%	08/01/39	2,200	2,333,232

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.500%	08/01/42	2,000	2,133,680

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser C	5.250%	08/01/41	3,000	3,155,130

				11,881,702

TOTAL INVESTMENTS–107.8% (Cost $727,321,561)				751,659,085

Floating Rate Note and Dealer Trust Obligations Related to Securities Held–(8.5%)
(Cost ($59,160,000))
(59,160) Notes with interest rates ranging from 0.27% to 0.40% at 09/30/10 and contractual maturities of collateral ranging from 05/01/23 to 04/01/39 (See Note 1(K) in the Notes to Financial Statements)(k)				(59,160,000)

TOTAL NET INVESTMENTS–99.3% (Cost $668,161,561)				692,499,085

OTHER ASSETS IN EXCESS OF LIABILITIES–0.7%				5,091,064

NET ASSETS–100.0%				$697,590,149

Percentages are calculated as a percentage of net assets.

Investment Abbreviations:

ACA	– American Capital Access
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Syncora Gtd	– Syncora Guaranteed Limited

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Municipal Income Fund

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Variable Rate Coupon
(b)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $3,100,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(c)	Underlying security related to Special Purpose Trusts entered into by the Fund. See Note 1(K) in the Notes to Financial Statements.
(d)	Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
(e)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(f)	Non-income producing security.
(g)	This borrower has filed for protection in federal bankruptcy court.
(h)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.8% of net assets.
(i)	Escrowed to Maturity
(j)	Inverse Floating Rate. The interest rates shown reflect the rates in the effect at September 30, 2010.
(k)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at September 30, 2010. At September 30, 2010, Fund investments with a value of $102,145,193 are held by the Dealer Trusts and serve as collateral for the $59,160,000 in floating rate note and dealer trust obligations outstanding at that date.
(l)	Demand Security payable upon demand by the Fund at specified time intervals no greater than thirtheen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on Septermber 30, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Municipal Income Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $727,321,561)	$751,659,085

Receivables:
Interest	10,729,704

Fund shares sold	1,021,703

Investments sold	125,249

Other	12,234

Total assets	763,547,975

Liabilities:
Floating rate note and dealer trust obligations	59,160,000

Payables:
Custodian bank	2,591,338

Investments purchased	2,000,000

Fund shares repurchased	1,294,197

Income distributions	443,137

Distributor and affiliates	289,368

Accrued expenses	179,786

Total liabilities	65,957,826

Net assets	$697,590,149

Net assets consist of:
Capital (Par value of $0.001 per share with an unlimited number of shares authorized)	$718,597,739

Net unrealized appreciation	24,337,524

Accumulated undistributed net investment income	2,915,917

Accumulated net realized gain (loss)	(48,261,031)

Net assets	$697,590,149

Maximum offering price per share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $619,235,922 and 45,793,292 shares of beneficial interest issued and outstanding)	$13.52

Maximum sales charge (4.75% of offering price)	0.67

Maximum offering price to public	$14.19

Class B Shares:
Net asset value and offering price per share (Based on net assets of $23,116,042 and 1,712,445 shares of beneficial interest issued and outstanding)	$13.50

Class C Shares:
Net asset value and offering price per share (Based on net assets of $51,612,700 and 3,830,737 shares of beneficial interest issued and outstanding)	$13.47

Class Y Shares:
Net asset value and offering price per share (Based on net assets of $3,625,485 and 268,345 shares of beneficial interest issued and outstanding)	$13.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Municipal Income Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Interest	$41,851,824

Expenses:
Investment advisory fee	3,346,737

Distribution fees
Class A	1,526,020

Class B	236,112

Class C	479,807

Interest, line of credit and residual trust expenses	567,348

Transfer agent fees	348,690

Administrative services fees	186,612

Professional fees	92,234

Reports to shareholders	72,331

Registration fees	65,434

Trustees’ and officers’ fee and benefits	42,748

Custody	40,862

Other	32,156

Total expenses	7,037,091

Net investment income	34,814,733

Realized and unrealized gain (loss):
Net realized gain (loss)	(12,985,380)

Unrealized appreciation (depreciation):
Beginning of the period	3,053,894

End of the period	24,337,524

Net unrealized appreciation during the period	21,283,630

Net realized and unrealized gain	8,298,250

Net increase in net assets from operations	$43,112,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Municipal Income Fund

Statements of Changes in Net Assets

	For the	For the
	year ended	year ended
	September 30,	September 30,
	2010	2009

From investment activities:
Operations:
Net investment income	$34,814,733	$32,756,391

Net realized gain (loss)	(12,985,380)	(12,212,740)

Net unrealized appreciation during the period	21,283,630	69,616,861

Change in net assets from operations	43,112,983	90,160,512

Distributions from net investment income:
Class A Shares	(30,699,296)	(33,458,420)

Class B Shares	(1,006,199)	(891,332)

Class C Shares	(2,048,414)	(1,513,303)

Class Y Shares	(195,465)	(46,845)

Total distributions	(33,949,374)	(35,909,900)

Net change in net assets from investment activities	9,163,609	54,250,612

From capital transactions:
Proceeds from shares sold	98,730,477	210,936,630

Net asset value of shares issued through dividend reinvestment	28,538,975	29,661,009

Cost of shares repurchased	(150,287,011)	(144,341,770)

Net change in net assets from capital transactions	(23,017,559)	96,255,869

Total increase (decrease) in net assets	(13,853,950)	150,506,481

Net assets:
Beginning of the period	711,444,099	560,937,618

End of the period (including accumulated undistributed net investment income of $2,915,917 and $128,440, respectively)	$697,590,149	$711,444,099

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Municipal Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$13.34		$12.45		$14.29		$14.84		$14.71

Net investment income(a)	0.68		0.66		0.69		0.62		0.64

Net realized and unrealized gain (loss)	0.16		0.96		(1.84)		(0.52)		0.14

Total from investment operations	0.84		1.62		(1.15)		0.10		0.78

Less distributions from net investment income	0.66		0.73		0.69		0.65		0.65

Net asset value, end of the period	$13.52		$13.34		$12.45		$14.29		$14.84

Total return	6.54	%(b)	13.88	%(c)	(8.31	)%(c)	0.66	%(c)	5.46	%(c)

Net assets at end of the period (in millions)	$619.2		$640.1		$526.7		$625.9		$613.6

Ratio of expenses to average net assets	0.95	%(d)	1.01%		1.41%		1.28%		1.11%

Ratio of net investment income to average net assets	5.14	%(d)	5.57%		5.03%		4.21%		4.40%

Portfolio turnover(e)	10%		29%		62%		28%		16%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.87	%(d)	0.90%		0.88%		0.87%		0.89%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized based on average daily net assets (000’s omitted) of $612,859.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Municipal Income Fund

Financial Highlights—(continued)

	Class B Shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$13.32		$12.43		$14.27		$14.82		$14.69

Net investment income(a)	0.57		0.57		0.59		0.51		0.53

Net realized and unrealized gain (loss)	0.17		0.96		(1.84)		(0.52)		0.14

Total from investment operations	0.74		1.53		(1.25)		(0.01)		0.67

Less distributions from net investment income	0.56		0.64		0.59		0.54		0.54

Net asset value, end of the period	$13.50		$13.32		$12.43		$14.27		$14.82

Total return	5.76	%(b)	13.05	%(c)	(9.02	)%(c)	(0.09	)%(c)	4.69	%(c)

Net assets at end of the period (in millions)	$23.1		$22.1		$15.7		$20.9		$29.6

Ratio of expenses to average net assets	1.70	%(d)	1.76%		2.17%		2.03%		1.86%

Ratio of net investment income to average net assets	4.38	%(d)	4.81%		4.26%		3.45%		3.64%

Portfolio turnover(e)	10%		29%		62%		28%		16%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.62	%(d)	1.65%		1.63%		1.62%		1.64%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized based on average daily net assets (000’s omitted) of $23,611.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        Invesco Van Kampen Municipal Income Fund

Financial Highlights—(continued)

	Class C Shares
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$13.30		$12.41		$14.24		$14.79		$14.67

Net investment income(a)	0.57		0.57		0.59		0.50		0.53

Net realized and unrealized gain (loss)	0.16		0.96		(1.83)		(0.51)		0.13

Total from investment operations	0.73		1.53		(1.24)		(0.01)		0.66

Less distributions from net investment income	0.56		0.64		0.59		0.54		0.54

Net asset value, end of the period	$13.47		$13.30		$12.41		$14.24		$14.79

Total return	5.69	(b)	13.08	%(c)	(8.97	)%(c)	(0.10	)%(c)	4.62	%(c)

Net assets at end of the period (in millions)	$51.6		$44.1		$18.3		$17.4		$14.3

Ratio of expenses to average net assets	1.70	%(d)	1.76%		2.17%		2.04%		1.86%

Ratio of net investment income to average net assets	4.38	%(d)	4.79%		4.31%		3.46%		3.65%

Portfolio turnover(e)	10%		29%		62%		28%		16%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	1.62	%(d)	1.65%		1.63%		1.62%		1.64%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized based on average daily net assets (000’s omitted) of $47,981.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        Invesco Van Kampen Municipal Income Fund

Financial Highlights—(continued)

	Class Y Sharesˆ
	Year ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$13.33		$12.45		$14.29		$14.83		$14.71

Net investment income(a)	0.71		0.70		0.72		0.65		0.68

Net realized and unrealized gain (loss)	0.16		0.94		(1.83)		(0.50)		0.13

Total from investment operations	0.87		1.64		(1.11)		0.15		0.81

Less distributions from net investment income	0.69		0.76		0.73		0.69		0.69

Net asset value, end of the period	$13.51		$13.33		$12.45		$14.29		$14.83

Total return	6.81	%(b)	14.08	%(c)	(8.07	)%(c)	0.98	%(c)	5.65	%(c)

Net assets at end of the period (in millions)	$3.6		$5.1		$0.3		$0.4		$1.4

Ratio of expenses to average net assets	0.70	%(d)	0.77%		1.16%		1.03%		0.86%

Ratio of net investment income to average net assets	5.37	%(d)	5.89%		5.25%		4.42%		4.67%

Portfolio Turnover(e)	10%		29%		62%		28%		16%

Supplemental ratio:
Ratio of expenses to average net assets (excluding interest and residual trust expenses)	0.62	%(d)	0.66%		0.63%		0.62%		0.64%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are annualized based on average daily net assets (000’s omitted) of $3,712.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
ˆ	On June 1, 2010, the Fund’s former Class I Shares were reorganized into Class Y Shares.

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Municipal Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen Municipal Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively of the Fund.
  Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class Y shares of the Fund throughout this report.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size

28        Invesco Van Kampen Municipal Income Fund

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

29        Invesco Van Kampen Municipal Income Fund

I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating Rate Note Obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest, line of credit and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2010 were $66,969,220 and 0.83%, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.50%

Over $500 million	0.45%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $2,227,737 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.90%, 1.65%, 1.65% and 0.65% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $39,384 to VKII. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of

30        Invesco Van Kampen Municipal Income Fund

providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended September 30, 2010, IIS was paid $119,551 for providing such services. Prior to the Reorganization, the Acquired Fund paid $110,967 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $1,485,522 to VKFI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $26,761 in front-end sales commissions from the sale of Class A shares and $1,142, $10,707 and $1,769 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $126,764 in front-end sales commissions from the sale of Class A shares and $43,211, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Bonds	$—0-	$751,659,085	$—0-	$751,659,085

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended September 30, 2010, the Fund paid legal fees of $318 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $12,064 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

31        Invesco Van Kampen Municipal Income Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$58,755	$30,819

Ordinary income — tax exempt	33,890,619	35,870,538

Total distributions	$33,949,374	$35,901,357

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,545,825

Net unrealized appreciation — investments	24,551,343

Temporary book/tax differences	(1,567)

Post-October deferrals	(14,484,956)

Capital loss carryforward	(33,618,235)

Shares of beneficial interest	718,597,739

Total net assets	$697,590,149

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to use $0 of capital loss carryforward in the fiscal year ending September 30, 2011.
  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2015	$10,905,393

September 30, 2016	4,317,804

September 30, 2017	13,244,161

September 30, 2018	5,150,877

Total capital loss carryforward	$33,618,235

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $75,180,424 and $113,511,631, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$47,992,493

Aggregate unrealized (depreciation) of investment securities	(23,441,150)

Net unrealized appreciation of investment securities	$24,551,343

Cost of investments for tax purposes is $727,107,742.

32        Invesco Van Kampen Municipal Income Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds transactions and net operating losses, on September 30, 2010, accumulated undistributed net investment income (loss) was increased by $1,922,118, accumulated net realized gain (loss) was increased by $5,326,517 and shares of beneficial interest decreased by $7,248,635. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	For the year ended September 30,
	2010(a)				2009
	Shares		Value		Shares	Value

Sales:
Class A	5,764,084	(b)	$75,670,079	(b)	14,323,247	$167,520,464

Class B	497,955		6,491,487		854,259	10,177,675

Class C	1,139,787		14,915,406		2,392,360	28,258,639

Class Y	125,740		1,653,505		390,745	4,979,852

Total sales	7,527,566		$98,730,477		179,960,611	$210,936,630

Dividend reinvestment:
Class A	1,976,582		$25,977,065		2,319,047	$27,668,379

Class B	59,436		779,430		60,367	720,029

Class C	131,538		1,723,734		102,921	1,233,866

Class Y	4,459		58,746		3,204	38,735

Total dividend reinvestment	2,172,015		$28,538,975		2,485,539	$29,661,009

Repurchases:
Class A	(9,930,943)		$(130,510,675)		(10,958,238)	$(130,161,405)

Class B	(507,303	)(b)	(6,658,128	)(b)	(513,985)	(6,077,108)

Class C	(759,623)		(9,962,870)		(649,926)	(7,688,261)

Class Y	(241,609)		(3,155,338)		(35,409)	(414,996)

Total repurchases	(11,439,478)		$(150,287,011)		(12,157,558)	$(144,341,770)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 119,166 Class B shares into 118,987 Class A shares at a value of $1,583,578.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a Special Purpose Trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose

33        Invesco Van Kampen Municipal Income Fund

trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 11—Borrowings

During the period ended September 30, 2010, the Acquired Fund entered into a $150,000,000 joint revolving bank credit facility. The Fund terminated its participation in the facility on May 31, 2010.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 13—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Van Kampen Insured Tax Free Income Fund and Invesco Tax Exempt Securities Fund (the “Target Funds”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

34        Invesco Van Kampen Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Municipal Income Fund (formerly known as Van Kampen Municipal Income Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

35        Invesco Van Kampen Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class S shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010, through September 30, 2010. The actual ending account value and expenses of the Class S shares in the example below are based on an investment of $1,000 invested as of close of business September 25, 2009 (commencement date) and held through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 25, 2009 through September 30, 2010 for the Class S shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class S shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2]	Ratio
A	$1,000.00	$1,063.35	$4.86	$1,020.36	$4.76	0.94%

B	1,000.00	1,058.71	8.72	1,016.60	8.54	1.69

C	1,000.00	1,058.83	8.72	1,016.60	8.54	1.69

Y	1,000.00	1,063.88	3.57	1,021.61	3.50	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

36        Invesco Van Kampen Municipal Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Van Kampen Municipal Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Van Kampen retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the

37        Invesco Van Kampen Municipal Income Fund

terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

38        Invesco Van Kampen Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Tax-Exempt	99.86%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39        Invesco Van Kampen Municipal Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen Municipal Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	31,601,760	767,001	2,119,727	0

40        Invesco Van Kampen Municipal Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

T-3

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.
Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-MINC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	September 30, 2010

Invesco Van Kampen New York Tax Free Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
13	Financial Statements
16	Financial Highlights
19	Notes to Financial Statements
26	Auditor’s Report
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Agreements
30	Tax Information
31	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Van Kampen New York Tax Free Income Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Van Kampen New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary
All share classes of Invesco Van Kampen New York Tax Free Income Fund at net asset value (NAV) posted positive returns during the 12-month reporting period ended September 30, 2010. The Fund’s Class A shares at NAV outperformed both the Fund’s broad market benchmark, the Barclays Capital Municipal Bond Index, and the Fund’s style-specific index, the Barclays Capital New York Municipal Index. The Fund’s security selection on the long end of the yield curve and an overweight position and security selection in BBB-rated bonds and non-rated bonds were the main contributors to relative outperformance versus the Barclays Capital New York Municipal Index.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.32%

Class B Shares	6.76

Class C Shares	6.44

Class Y Shares*	7.41

Barclays Capital Municipal Bond Index▼ (Broad Market Index)	5.81

Barclays Capital New York Municipal Index■ (Style-Specific Index)	5.75

▼Lipper Inc.; ■Invesco, Barclays Capital

*Share Class incepted during reporting period. Please see page 7 for detailed explanation of Fund performance.

How we invest
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. Under normal market conditions, we seek to achieve the Fund’s investment objective by investing primarily in a portfolio of New York municipal securities that are investment grade at the time of purchase. The Fund is designed for investors who are residents of New York for New York tax purposes. Under normal market conditions, the Fund invests at least 80% of its total assets in investment grade securities at the time of purchase. Investment grade securities are rated BBB or higher by S&P or Baa or higher by Moody’s or an equivalent rating by another agency or unrated securities which we have determined to be of comparable quality. However, the Fund may not invest more than 20% of its total assets in unrated investment grade securities. Under normal market conditions, the Fund may invest up to 20% of its total assets in securities with below-investment grade credit quality at the time of purchase. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher grade securities. The Fund does not purchase municipal securities that are in default or rated in categories lower than B– by S&P or B3 by Moody’s or unrated securities of comparable quality. Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax. From time to time, the Fund temporarily may invest up to 10% of its total assets in tax exempt money market funds and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.
     The Fund may purchase and sell options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions, which are derivative instruments, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.
     We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration, or reducing exposure to a particular sector or issuer.

Market conditions and your Fund
Market conditions during the reporting period were influenced by two broad themes: private sector recovery and concerns over sovereign creditworthiness. In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. Recently, however, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for Greece and other southern eurozone countries) and became a focal point of investor concern in the first half of 2010.
     In the U.S., economic recovery was present, although uneven and possibly slowing, as stubbornly high unemploy-

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	95.1%

General Obligation Bonds	4.1

Pre-refunded Bonds	1.0

Cash/Other	-0.2

Total Net Assets	$102.7 million

Total Number of Holdings	111

Top Five Sectors

1.	Higher Education	14.6%

2.	Hospital	14.6

3.	Other	10.7

4.	General Purpose	9.3

5.	Water & Sewer	6.7
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4	Invesco Van Kampen New York Tax Free Income Fund

ment continued to weigh on the U.S. economy. Real gross domestic product (GDP), the broadest measure of overall U.S. economic activity, increased at an annual rate of 1.7% in the second quarter of 2010.1 In the first quarter, real GDP increased 3.7%.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy: “Financial conditions have become less supportive of economic growth on balance, largely reflecting developments abroad.”2 As such, it was widely expected that the Fed would continue to keep rates low for an extended period.
     Sector performance was driven by quality spread tightening largely as a result of continued flows into the municipal market combined with less tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed. Fund flows continued to remain strong after an impressive 2009. In addition, year-to-date issuance through the reporting period is about 2.2% ahead of last year’s pace, at $293.2 billion versus $286.9 billion.3
However, approximately 30% of supply since the beginning of the year was in the form of taxable municipal bonds.3
     Historically, the state of New York has benefited from its broad-based and wealthy economy. However, the economic slowdown and concerns on Wall Street, as well as the volatility in the financial markets posed challenges for the state and its financial position. Like many states, New York is currently looking for solutions to compensate for declines in revenues, particularly falling personal income taxes.
     The Fund generated positive absolute and relative returns for the reporting period. In terms of the yield curve strategy, security selection in the long-end of the curve, as well as in the 12- to 20-year maturity range, contributed to returns.
     As discussed earlier, during the reporting period lower rated tax-exempt bonds experienced greater price increases relative to higher quality issues. An overweight exposure and security selection in BBB- and non-rated bonds was a positive for relative and absolute Fund returns.
     At the sector level, security selection in dedicated tax bonds contributed to returns. Overweight exposure and security selection in education and industrial revenue bonds/pollution control revenue bonds also enhanced Fund performance for the reporting period.
     Our overweight exposure and security selection in tobacco bonds slightly detracted from relative performance during the period.
     We may use inverse floating rate securities in Invesco Van Kampen New York Tax Free Income Fund to help manage duration, yield curve exposure and credit exposure and to potentially enhance yield. Over the reporting period, the exposure to inverse floating rate securities contributed to Fund returns.
     Thank you for investing in Invesco Van Kampen New York Tax Free Income Fund and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Mark Paris
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. Mr. Paris joined Invesco in 2010. He earned a B.B.A. in finance from the City University of New York.
Robert Stryker
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. Mr. Stryker joined Invesco in 2010. He earned a B.S. in finance from the University of Illinois, Chicago.
Julius Williams
Portfolio manager, is manager of Invesco Van Kampen New York Tax Free Income Fund. Mr. Williams joined Invesco in 2010. Mr. Williams earned a B.A. in economics and sociology and an M.E. in educational psychology from the University of Virginia.

5	Invesco Van Kampen New York Tax Free Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 7/29/94, index data from 7/31/94

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Van Kampen New York Tax Free Income Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

				After Taxes
				on Distributions
			After Taxes	and Sale of
		Before Taxes	on Distributions	Fund Shares
Class A Shares

Inception (7/29/94)		5.34%	5.21%	5.18%

10	Years	4.78	4.62	4.60

5	Years	2.90	2.57	2.82

1	Year	2.21	0.98	1.79

Class B Shares

Inception (7/29/94)		5.27%	5.14%	5.09%

10	Years	4.78	4.61	4.55

5	Years	3.23	2.92	3.10

1	Year	1.76	0.56	1.48

Class C Shares

Inception (7/29/94)		4.88%	4.77%	4.71%

10	Years	4.51	4.36	4.30

5	Years	3.14	2.85	2.98

1	Year	5.44	4.37	3.85

Class Y Shares

10	Years	5.30%	5.13%	5.07%

5	Years	3.92	3.59	3.71

1	Year	7.41	6.09	5.18

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.80%, 1.55%, 1.55% and 0.55%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.05%, 1.80%, 1.80% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0%

at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

7	Invesco Van Kampen New York Tax Free Income Fund

Invesco Van Kampen New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The yields of municipal securities, or of insured municipal securities, may move differently and adversely compared to the yields of the overall debt securities markets. The Fund may invest up to 20% of its net assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund and may be subject to greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

■	Because the Fund invests substantially all of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting the city and state of New York municipal securities than a fund that does not limit its investments to such issuers.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

■	Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Securities rated BBB by S&P or Baa by Moody’s are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as junk bonds) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenditures to protect the Fund’s interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

■	The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■	Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays Capital New York Municipal Index is an index of New York investment grade municipal bonds.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VNYAX
Class B Shares	VBNYX
Class C Shares	VNYCX
Class Y Shares	VNYYX

8	Invesco Van Kampen New York Tax Free Income Fund

Schedule of Investments

September 30, 2010

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Municipal Bonds 101.6%
New York–93.5%
Albany, NY Indl Dev Agy Civic Fac Rev Albany Law Sch Univ, Ser A	5.000%	07/01/31	$1,000	$1,016,540

Albany, NY Indl Dev Agy Civic Fac Rev Saint Peters Hosp Proj, Ser D	5.750%	11/15/27	400	418,260

Albany, NY Indl Dev Agy Indl Dev Rev Albany College of Pharmacy, Ser A	5.625%	12/01/34	1,290	1,307,802

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	*	07/15/34	2,175	508,232

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	6.250%	07/15/40	275	299,846

Brooklyn Arena Loc Dev Corp NY Barclays Ctr Proj	6.375%	07/15/43	275	301,114

Chautauqua Cnty, NY Indl Dev Agy Exempt Fac Rev Nrg-Dunkirk Pwr Proj	5.875%	04/01/42	625	650,212

Dutchess Cnty, NY Indl Dev Agy Civic Fac Rev Elant Fishkill Inc, Ser A	5.250%	01/01/37	380	294,394

East Rochester, NY Hsg Auth Rev Sr Living Woodland Vlg Proj Rfdg	5.500%	08/01/33	1,000	890,450

Essex Cnty, NY Indl Dev Agy Solid Waste Disp Rev Intl Paper Rfdg, Ser A (AMT)	5.200%	12/01/23	600	600,762

Hempstead Town, NY Indl Dev Adelphi Univ Civic Fac	5.750%	06/01/22	1,250	1,297,012

Hempstead Town, NY Loc Dev Corp Rev Molloy College Proj	5.750%	07/01/39	795	853,091

Islip, NY Res Recovery Agy Res 1985 Fac, Ser E (AGM Insd) (AMT)	5.750%	07/01/22	1,290	1,378,971

Livingston Cnty, NY Indl Dev Agy Civic Fac Rev Nicholas H Noyes Mem Hosp	6.000%	07/01/30	1,000	959,710

Long Island Pwr Auth NY Elec Sys Rev Gen, Ser A (BHAC Insd)	5.500%	05/01/33	355	400,930

Long Island Pwr Auth NY Elec Sys Rev, Ser A	5.000%	04/01/23	700	775,558

Madison Cnty, NY Indl Dev Agy Civic Fac Rev Colgate Univ Proj, Ser A (AMBAC Insd)	5.000%	07/01/35	750	781,627

Metropolitan Trans Auth NY Dedicated Tax Fd, Ser B	5.000%	11/15/34	1,000	1,078,160

Metropolitan Trans Auth NY Rev Rfdg, Ser A (AMBAC Insd)	5.500%	11/15/19	750	809,955

Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM Boces, Ser A (Syncora Gtd)	5.000%	07/01/34	1,320	1,239,612

Nassau Cnty, NY Gen Impt, Ser C (AGL Insd)	5.000%	10/01/27	750	848,295

Nassau Cnty, NY Indl Dev Agy Continuing Care Retirement Amsterdam at Harborside, Ser A	6.700%	01/01/43	1,250	1,266,987

New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (AGM Insd)	5.500%	02/15/18	1,500	1,561,215

New York City Hlth & Hosp Corp Rev Hlth Sys, Ser A (AGM Insd)	5.500%	02/15/19	1,000	1,037,900

New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser B1 (AMT)	5.150%	11/01/37	2,000	2,046,980

New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser E1 (AMT)	5.350%	11/01/37	750	775,860

New York City Hsg Dev Corp Multi-Family Hsg Rev, Ser K (AMT)	5.000%	11/01/37	1,000	1,009,790

New York City Indl Dev Agy Civic Fac Rev Polytechnic Univ Proj (ACA Insd)	5.250%	11/01/37	1,000	989,970

New York City Indl Dev Agy Civic Fac Rev Staten Island Univ Hosp Proj, Ser B	6.375%	07/01/31	715	722,865

New York City Indl Dev Agy Fac Rev Royal Charter-NY Presbyterian (AGM Insd)	5.375%	12/15/16	1,405	1,507,818

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr, Ser A	6.250%	03/01/15	500	501,630

New York City Indl Dev Agy Rev Liberty Iac/Interactive Corp.	5.000%	09/01/35	890	830,094

New York City Indl Dev Agy Rev Queens Baseball Stad-Pilot (AGL Insd)	6.500%	01/01/46	1,000	1,133,570

New York City Indl Dev Agy Spl Fac Rev NY Stk Exchange Proj Rfdg, Ser A	5.000%	05/01/25	1,000	1,089,480

New York City Indl Dev Agy Spl Fac Rev Term One Group Assn Proj (AMT)(a)	5.500%	01/01/20	2,000	2,142,680

New York City Muni Wtr Fin Auth Wtr & Swr Rev, Ser FF-2	5.500%	06/15/40	1,000	1,140,500

New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser D(b)	5.000%	06/15/37	4,000	4,249,600

New York City, Ser F1	5.500%	11/15/28	1,000	1,149,100

New York City Tr Cultural Res Rev American Museum Nat History Rfdg, Ser A (NATL Insd)(b)	5.000%	07/01/44	960	990,557

New York City Tr Cultural Res Rev Carnegie Hall, Ser A	5.000%	12/01/39	500	526,300

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-1	5.500%	07/15/38	500	560,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen New York Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

New York–(continued)

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-2	6.000%	07/15/33	$500	$584,755

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250%	01/15/27	1,560	1,756,716

New York City Transitional Fin Auth Bldg Aid Rev Fiscal 2009, Ser S-3	5.250%	01/15/39	500	546,475

New York Liberty Dev Corp 2nd Priority Bank American Rfdg	6.375%	07/15/49	715	769,669

New York Liberty Dev Corp Rev Natl Sports Museum Proj, Ser A (Acquired 08/07/06, Cost $750,000)(c)(d)	6.125%	02/15/19	750	7

New York, NY Sub, Ser I-1	5.250%	04/01/32	1,000	1,111,040

New York St Dorm Auth Rev Catholic Hlth L.I. Oblig Group	5.000%	07/01/27	1,000	1,019,090

New York St Dorm Auth Rev City Univ Rfdg, Ser D (AGM Insd)	5.750%	07/01/12	585	611,360

New York St Dorm Auth Rev City Univ Sys Cons, Ser B	6.000%	07/01/14	690	753,349

New York St Dorm Auth Rev Dept Ed	5.250%	07/01/21	1,000	1,083,130

New York St Dorm Auth Rev Insd Brooklyn Law Sch, Ser B (Syncora Gtd)	5.375%	07/01/23	1,000	1,035,970

New York St Dorm Auth Rev Insd NY St Rehab Assn, Ser A (AMBAC Insd)	5.500%	07/01/15	1,040	1,093,882

New York St Dorm Auth Rev Mem Sloan Kettering Cancer Ctr, Ser C (NATL Insd)	5.500%	07/01/23	1,250	1,498,475

New York St Dorm Auth Rev Miriam Osborn Mem Home, Ser B (ACA Insd)	6.375%	07/01/29	1,200	1,217,184

New York St Dorm Auth Rev Non St Supported Debt Manhattan College, Ser A (Radian Insd)	5.000%	07/01/41	750	750,368

New York St Dorm Auth Rev Non St Supported Debt Francis College	5.000%	10/01/40	500	509,460

New York St Dorm Auth Rev Non St Supported Debt Court Fac Lease NYC Issue, Ser A (AMBAC Insd)	5.500%	05/15/30	1,500	1,767,720

New York St Dorm Auth Rev Non St Supported Debt L.I. Jewish, Ser A	5.000%	11/01/26	1,000	1,036,120

New York St Dorm Auth Rev Non St Supported Debt Manhattan Marymount	5.250%	07/01/29	500	518,600

New York St Dorm Auth Rev Non St Supported Debt Mount Sinai Sch Of Medicine	5.125%	07/01/39	1,250	1,287,225

New York St Dorm Auth Rev Non St Supported Debt North Shore LI Jewish, Ser A	5.500%	05/01/37	750	790,875

New York St Dorm Auth Rev Non St Supported Debt NY Univ, Ser C	5.000%	07/01/38	1,000	1,063,630

New York St Dorm Auth Rev Non St Supported Debt Orange Regl Med Ctr	6.500%	12/01/21	1,000	1,074,530

New York St Dorm Auth Rev Non St Supported Debt Providence Rest (ACA Insd)	5.250%	07/01/25	2,000	1,617,440

New York St Dorm Auth Rev Non St Supported Debt Sch Dist Bd Fin Pgm, Ser C	7.500%	04/01/39	2,000	2,438,280

New York St Dorm Auth Rev Non St Supported Debt Sch Dist Fin Pgm, Ser C (AGL Insd)	5.000%	10/01/24	1,000	1,127,330

New York St Dorm Auth Rev Sec Insd NY Univ Insd, Ser 1 (BHAC Insd)	5.500%	07/01/31	390	467,922

New York St Dorm Auth Rev St Supported Debt Lease St Univ Dorm Fac, Ser A	5.000%	07/01/25	1,000	1,102,460

New York St Dorm Auth Rev St Supported Debt Mental Hlth Svc Fac Impt, Ser A (AGM Insd)	5.000%	02/15/27	500	545,485

New York St Dorm Auth Rev St Supported Debt Mental Hlth Svc, Ser C (AGM Insd) (AMT)	5.250%	02/15/28	2,000	2,078,940

New York St Dorm Auth St Pers Income Tax Rev Ed, Ser B	5.750%	03/15/36	1,000	1,165,470

New York St Energy Resh & Dev Auth Gas Fac Rev Regr Ribs Brooklyn Union Gas, Ser B (AMT)(e)	13.076%	07/01/26	500	502,070

New York St Environmental Fac Corp Rev, Ser C	5.000%	10/15/39	750	821,137

New York St Environmental Fac Corp St Clean Wtr & Drinking Revolving Fd Pooled Fin Pgm, Ser I	5.250%	09/15/19	500	539,330

New York St Twy Auth Second Gen Hwy & Brdg Tr Fd, Ser B	5.000%	04/01/25	1,000	1,116,850

New York St Urban Dev Corp Rev Correctional Fac Rfdg, Ser A	5.500%	01/01/14	500	532,985

Oneida Cnty, NY Indl Dev Agy Civic Fac Saint Elizabeth Med, Ser A	5.875%	12/01/29	570	570,234

Onondaga, NY Civic Dev Corp Rev Le Moyne College Proj	5.375%	07/01/40	625	642,863

Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl Arpt Term 6 (NATL Insd) (AMT)	5.750%	12/01/22	2,000	2,004,860

Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev Franciscan Heights LP Proj, Ser A (SONYMA Insd) (AMT) (LOC:
JPMorgan Chase Bank)	5.375%	12/01/36	1,000	1,014,450

Rockland Cnty, NY Solid Waste, Ser B (AMBAC Insd) (AMT)	5.000%	12/15/23	1,000	1,020,650

Seneca Cnty, NY Indl Dev Agy Solid Waste Disp Rev Seneca Meadows Inc Proj (AMT)(a)(f)	6.625%	10/01/35	500	506,395

Seneca Nation Indians Cap Impt Auth NY Spl Oblig, Ser A(f)	5.000%	12/01/23	1,000	833,810

Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Eastrn Long Island Hosp Assn(f)	5.375%	01/01/27	1,385	1,136,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen New York Tax Free Income Fund

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

New York–(continued)

Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev Family Svc League Suffolk Cnty (LOC:
Fleet National Bank)	5.000%	11/01/34	$825	$835,139

Syracuse, NY Indl Dev Agy Rev First Mtg Jewish Home, Ser A	7.375%	03/01/21	250	252,640

Tompkins Cnty, NY Indl Dev Agy Rev Civic Fac Cornell Univ, Ser A	5.000%	07/01/37	250	272,435

Troy, NY Cap Resource Corp Rev Rensselaer Polytechnic, Ser A	5.000%	09/01/30	750	786,443

Tsasc, Inc NY, Ser 1	5.000%	06/01/34	750	640,643

Tsasc, Inc NY, Ser 1	5.125%	06/01/42	1,500	1,219,290

Ulster Cnty, NY Res Recovery Agy Solid Waste Sys Rev Rfdg (AMBAC Insd)	5.250%	03/01/18	1,000	1,078,460

United Nations Dev Corp NY Rev Rfdg, Ser A	5.000%	07/01/25	1,000	1,115,790

Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys Rev (AMBAC Insd)	5.750%	04/01/20	160	162,226

Utica, NY Indl Dev Agy Civic Fac Rev Utica College Proj, Ser A	5.750%	08/01/28	290	272,438

Warren & Washington Cnty, NY Indl Dev Agy Civic Fac Rev Glens Falls Hosp Proj, Ser A (AGM Insd)	5.000%	12/01/35	1,000	1,016,180

Westchester Cnty, NY Indl Dev Agy Mtg Kendal on Hudson Proj, Ser A	6.375%	01/01/24	500	502,555

Westchester Cnty, NY Indl Dev Guiding Eyes for the Blind	5.375%	08/01/24	1,000	1,041,800

Westchester Tob Asset Sec Corp NY	5.125%	06/01/45	1,500	1,198,230

				96,004,158

Guam–1.6%
Guam Govt Ltd Oblig Rev Sect 30, Ser A	5.750%	12/01/34	1,250	1,316,300

Guam Pwr Auth Rev, Ser A	5.500%	10/01/40	265	276,114

				1,592,414

Puerto Rico–4.5%
Puerto Rico Comwlth Infrastructure Fin Auth Spl Tax Rev Rfdg, Ser C (AMBAC Insd)	5.500%	07/01/27	400	441,700

Puerto Rico Elec Pwr Auth Rev, Ser WW	5.250%	07/01/33	500	521,620

Puerto Rico Elec Pwr Auth Rev, Ser WW	5.500%	07/01/21	1,000	1,117,800

Puerto Rico Sales Tax Fin Corp Sales Tax Rev Cap Apprec, Ser A	*	08/01/34	2,500	591,425

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (Prerefunded @ 08/01/11)(a)	5.000%	08/01/39	1,000	1,039,860

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.375%	08/01/39	315	334,077

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser C	5.250%	08/01/41	500	525,855

				4,572,337

U.S. Virgin Islands–2.0%
Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes Ln Nt, Ser A	6.375%	10/01/19	1,000	1,012,220

Virgin Islands Pub Fin Auth Rev Matching Fd Ln Diago, Ser A	6.625%	10/01/29	500	573,710

Virgin Islands Pub Fin Auth Rev Sr Lien/Cap Proj, Ser A-1	5.000%	10/01/39	500	502,880

				2,088,810

TOTAL INVESTMENTS–101.6% (Cost $101,124,042)				104,257,719

Floating Rate Note and Dealer Trust Obligations Related to Securities Held–(3.2%)
(Cost ($3,270,000))
Notes with interest rates ranging from 0.27% to 0.30% at 09/30/10, and contractual maturities of collateral ranging from 06/15/37 to 07/01/44 (See Note 1(K) in the Notes to Financial Statements)(g)			(3,270)	(3,270,000)

TOTAL NET INVESTMENTS–98.4% (Cost $97,854,042)				100,987,719

OTHER ASSETS IN EXCESS OF LIABILITIES–1.6%				1,688,912

NET ASSETS–100.0%				$102,676,631

Percentages are calculated as a percentage of net assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen New York Tax Free Income Fund

Investment Abbreviations:

ACA	– American Capital Access
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– AMBAC Indemnity Corp.
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance
SONYMA	– State of New York Mortgage Agency
Syncora Gtd	– Syncora Guaranteed Limited

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Variable Rate Coupon
(b)	Underlying security related to Special Purpose Trusts entered into by the Fund. See Note 1(K) in the Notes to Financial Statements.
(c)	Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise less than 0.1% of net assets.
(d)	Non-income producing as security is in default.
(e)	Inverse Floating Rate. The interest rates shown reflect the rates in effect at September 30, 2010.
(f)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(g)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at September 30, 2010. At September 30, 2010, the Fund’s investments with a value of $5,240,157 are held by the Dealer Trusts and serve as collateral for the $3,270,000 in floating rate note and dealer trust obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen New York Tax Free Income Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $101,124,042)	$104,257,719

Cash	374,482

Receivables:
Interest	1,545,263

Fund shares sold	254,443

Other	3,086

Total assets	106,434,993

Liabilities:
Payables:
Floating rate note and dealer trust obligations	3,270,000

Fund shares repurchased	267,678

Income distributions	88,403

Distributor and affiliates	45,813

Accrued expenses	86,224

Trustees’ deferred compensation and retirement plans	244

Total liabilities	3,758,362

Net assets	$102,676,631

Net assets consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$104,691,446

Net unrealized appreciation	3,133,677

Accumulated undistributed net investment income	144,992

Accumulated net realized gain (loss)	(5,293,484)

Net assets	$102,676,631

Maximum offering price per share:
Class A shares:
Net asset value and redemption price per share (Based on net assets of $74,722,026 and 4,735,284 shares of beneficial interest issued and outstanding)	$15.78

Maximum sales charge (4.75% of offering price)	0.79

Maximum offering price to public	$16.57

Class B shares:
Net asset value and offering price per share (Based on net assets of $8,895,486 and 566,625 shares of beneficial interest issued and outstanding)	$15.70

Class C shares:
Net asset value and offering price per share (Based on net assets of $19,048,738 and 1,208,206 shares of beneficial interest issued and outstanding)	$15.77

Class Y shares:
Net asset value and offering price per share (Based on net assets of $10,381 and 658 shares of beneficial interest issued and outstanding)	$15.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen New York Tax Free Income Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Interest	$5,377,518

Expenses:
Investment advisory fee	472,741

Distribution fees
Class A	178,565

Class B	75,967

Class C	189,788

Professional fees	59,596

Administrative services fees	59,386

Transfer agent fees	49,445

Interest, line of credit and residual trust expenses	38,257

Trustees’ and officers’ fees and benefits	25,254

Reports to shareholders	22,152

Custody	10,691

Registration fees	10,096

Other	15,838

Total expenses	1,207,776

Expense reduction	251,458

Net expenses	956,318

Net investment income	4,421,200

Realized and unrealized gain (loss):
Net realized gain (loss)	(14,391)

Unrealized appreciation
Beginning of the period	688,115

End of the period	3,133,677

Net unrealized appreciation during the period	2,445,562

Net realized and unrealized gain	2,431,171

Net increase in net assets from operations	$6,852,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen New York Tax Free Income Fund

Statements of Changes in Net Assets

For the years ended September 30, 2010 and 2009

	September 30,	September 30,
	2010	2009

From investment activities:
Operations:
Net investment income	$4,421,200	$4,695,247

Net realized gain (loss)	(14,391)	(3,649,773)

Net unrealized appreciation during the period	2,445,562	10,302,109

Change in net assets from operations	6,852,371	11,347,583

Distributions from net investment income:
Class A shares	(3,301,571)	(3,381,881)

Class B shares	(439,089)	(604,492)

Class C shares	(739,006)	(756,316)

Class Y shares	(161)	-0-

Total distributions	(4,479,827)	(4,742,689)

Net change in net assets from investment activities	2,372,544	6,604,894

From capital transactions:
Proceeds from shares sold	14,128,770	15,255,525

Net asset value of shares issued through dividend reinvestment	3,380,901	3,526,080

Cost of shares repurchased	(21,041,626)	(29,586,268)

Net change in net assets from capital transactions	(3,531,955)	(10,804,663)

Total increase (decrease) in net assets	(1,159,411)	(4,199,769)

Net assets:
Beginning of the period	103,836,042	108,035,811

End of the period (including accumulated undistributed net investment income of $144,992 and $189,142, respectively)	$102,676,631	$103,836,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen New York Tax Free Income Fund

Financial Highlights

The following schedules present financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	Year Ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.40		$14.31		$16.01		$16.47		$16.67

Net investment income(a)	0.70		0.70		0.69		0.67		0.66

Net realized and unrealized gain (loss)	0.39		1.10		(1.66)		(0.43)		0.11

Total from investment operations	1.09		1.80		(0.97)		0.24		0.77

Less:

Distributions from net investment income	0.71		0.71		0.71		0.68		0.65

Distributions from net realized gain	-0-		-0-		0.02		0.02		0.32

Total distributions	0.71		0.71		0.73		0.70		0.97

Net asset value, end of the period	$15.78		$15.40		$14.31		$16.01		$16.47

Total return*	7.32	%(b)	13.24	%(c)	(6.32	)%(c)	1.34	%(c)	4.96	%(c)

Net assets at end of the period (in millions)	$74.7		$72.7		$74.4		$82.3		$73.8

Ratio of expenses to average net assets*	0.76	%(d)	0.84%		0.89%		0.81%		0.73%

Ratio of net investment income to average net assets*	4.59	%(d)	5.06%		4.44%		4.12%		4.05%

Portfolio turnover(e)	18%		32%		34%		13%		30%

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)*	0.73	%(d)	0.78%		0.73%		0.72%		0.73%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	1.01	%(d)	1.09%		1.14%		1.06%		0.98%

Ratio of net investment income to average net assets	4.34	%(d)	4.81%		4.19%		3.87%		3.80%

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)	0.98	%(d)	1.03%		0.98%		0.97%		0.98%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Ratios are based on average daily net assets (000’s omitted) of $71,426.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen New York Tax Free Income Fund

Financial Highlights—(continued)

	Class B Shares
	Year Ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.35		$14.27		$15.97		$16.43		$16.63

Net investment income(a)	0.62		0.69		0.70		0.60		0.54

Net realized and unrealized gain (loss)	0.39		1.09		(1.65)		(0.43)		0.11

Total from investment operations	1.01		1.78		(0.95)		0.17		0.65

Less:

Distributions from net investment income	0.66		0.70		0.73		0.61		0.53

Distributions from net realized gain	-0-		-0-		0.02		0.02		0.32

Total distributions	0.66		0.70-		0.75		0.63		0.85

Net asset value, end of the period	$15.70		$15.35		$14.27		$15.97		$16.43

Total return*	6.76	%(b)(c)	13.13	%(d)(e)	(6.22	)%(d)(e)	0.95	%(d)(e)	4.18	%(d)

Net assets at end of the period (in millions)	$8.9		$11.7		$15.0		$20.5		$28.6

Ratio of expenses to average net assets*	1.26	%(c)(f)	0.92	%(e)	0.81	%(e)	1.23	%(e)	1.48%

Ratio of net investment income to average net assets*	4.09	%(c)(f)	4.99	%(e)	4.52	%(e)	3.69	%(e)	3.30%

Portfolio turnover(g)	18%		32%		34%		13%		30%

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)*	1.23	%(c)(f)	0.86	%(e)	0.65	%(e)	1.14	%(e)	1.48%

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	1.51	%(c)(f)	1.17	%(e)	1.06	%(e)	1.48	%(e)	1.73%

Ratio of net investment income to average net assets	3.84	%(c)(f)	4.74	%(e)	4.27	%(e)	3.44	%(e)	3.05%

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)	1.48	%(c)(f)	1.11	%(e)	0.90	%(e)	1.39	%(e)	1.73%

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.75%.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(f)	Ratios are based on average daily net assets (000’s omitted) of $10,175.
(g)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen New York Tax Free Income Fund

Financial Highlights—(continued)

	Class C Shares
	Year Ended September 30,
	2010		2009		2008		2007		2006

Net asset value, beginning of the period	$15.39		$14.29		$15.99		$16.45		$16.65

Net investment income(a)	0.59		0.61		0.58		0.55		0.54

Net realized and unrealized gain (loss)	0.38		1.10		(1.67)		(0.43)		0.11

Total from investment operations	0.97		1.71		(1.09)		0.12		0.65

Less:

Distributions from net investment income	0.59		0.61		0.59		0.56		0.53

Distributions from net realized gain	-0-		-0-		0.02		0.02		0.32

Total distributions	0.59		0.61		0.61		0.58		0.85

Net asset value, end of the period	$15.77		$15.39		$14.29		$15.99		$16.45

Total return*	6.50	%(b)	12.51	%(c)(d)	(7.04	)%(c)	0.66	%(c)(d)	4.14	%(c)(d)

Net assets at end of the period (in millions)	$19.0		$19.4		$18.6		$18.9		$17.4

Ratio of expenses to average net assets*	1.51	%(e)	1.50	%(d)	1.64%		1.55	%(d)	1.46	%(d)

Ratio of net investment income to average net assets*	3.84	%(e)	4.40	%(d)	3.70%		3.37	%(d)	3.32	%(d)

Portfolio turnover(f)	18%		32%		34%		13%		30%

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)*	1.48	%(e)	1.44	%(d)	1.48%		1.46	%(d)	1.46	%(d)

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	1.76	%(e)	1.75	%(d)	1.89%		1.80	%(d)	1.71	%(d)

Ratio of net investment income to average net assets	3.59	%(e)	4.15	%(d)	3.45%		3.12	%(d)	3.10	%(d)

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)	1.73	%(e)	1.69	%(d)	1.73%		1.71	%(d)	1.71	%(d)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(e)	Ratios are based on average daily net assets (000’s omitted) of $18,979.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than a year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen New York Tax Free Income Fund

Financial Highlights—(continued)

	Class Y Shares
	June 1, 2010
	(Commencement of
	Operations) to
	September 30, 2010

Net asset value, beginning of the period	$15.44

Net investment income(a)	0.25

Net realized and unrealized gain	0.34

Total from investment operations	0.59

Less:

Distributions from net investment income	0.25

Distributions from net realized gain	-0-

Total distributions	0.25

Net asset value, end of the period	$15.78

Total return*(b)	3.83%

Net assets at end of the period (in thousands)	$10.4

Ratio of expenses to average net assets*	0.51	%(c)

Ratio of net investment income to average net assets*	4.77	%(c)

Portfolio turnover(d)	18%

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)*	0.48	%(c)

* If certain expenses had not been voluntarily assumed by the adviser, total returns would have been lower and the ratios would have been as follows:

Ratio of expenses to average net assets	0.76	%(c)

Ratio of net investment income to average net assets	4.52	%(c)

Supplemental ratio:

Ratio of expenses to average net assets (Excluding interest and residual trust expenses)	0.73	%(c)

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for period less than a year, if applicable.

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen New York Tax Free Income Fund (the “Fund”), is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), formerly AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Van Kampen New York Tax-Free Income Fund (the “Acquired Fund”), an investment portfolio of Van Kampen Tax Free Trust. The Acquired Fund was reorganized on June 1, 2010, (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

19        Invesco Van Kampen New York Tax Free Income Fund

  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B and Class C shares received Class A, Class B and Class C shares, respectively, of the Fund.
  The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

20        Invesco Van Kampen New York Tax Free Income Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets. Prior to the Reorganization, incremental transfer agency fees which are unique to each class of shares of the Acquired Fund were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
K.	Floating Rate Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Special Purpose Trusts established by a broker dealer (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund may enter into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “Floating rate note and dealer trust obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest” and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts under the caption “Interest, line of credit and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the year ended September 30, 2010 were $3,270,000 and 0.90%, respectively.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.470%

Over $500 million	0.445%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $314,479 to Van Kampen Asset Management (“Van Kampen”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares

21        Invesco Van Kampen New York Tax Free Income Fund

to 0.78%, 1.53%, 1.53% and 0.53% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser waived $84,182 of fees and/or reimbursed expenses during the period under this limitation.
  Prior to the Reorganization, Van Kampen voluntarily waived $167,276 of fees and/or reimbursed expenses of the Acquired Fund.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Acquired Fund. Pursuant to such agreements, the Acquired Fund paid $14,009 to VKII. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Reorganization, under a legal services agreement, VKII provided legal services to the Acquired Fund. Pursuant to such agreement, the Acquired Fund paid $15,088 to VKII.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Pursuant to such agreement, for the period ended September 30, 2010, IIS was paid $15,776 for providing such services. Prior to the Reorganization, the Acquired Fund paid $17,730 to Van Kampen Investor Services Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.
  With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Van Kampen Funds Inc. (“VKFI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $291,832 to VKFI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $3,228 in front-end sales commissions from the sale of Class A shares and $2,063, $2,922 and $1,138 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to the Reorganization, VKFI retained $14,586 in front-end sales commissions from the sale of Class A shares and $9,998, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22        Invesco Van Kampen New York Tax Free Income Fund

  The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Securities	$-0-	$104,257,719	$-0-	$104,257,719

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  For the period ended September 30, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust. Prior to the Reorganization, the Acquired Fund recognized expense of $6,229 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Acquired Fund was a partner of such firm and he and his law firm provided legal services as legal counsel to the Acquired Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$26,383	$1,046

Ordinary income — tax exempt	4,453,444	4,752,989

Total distributions	$4,479,827	$4,754,035

Tax Components of Net Assets at Period-End:

2010

Undistributed tax exempt income	$86,141

Net unrealized appreciation — investments	3,275,205

Capital loss carryforward	(5,329,654)

Post-October capital loss deferral	(46,507)

Shares of beneficial interest	104,691,446

Total net assets	$102,676,631

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium and inverse floater adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23        Invesco Van Kampen New York Tax Free Income Fund

  The Fund utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2017	$1,814,155

September 30, 2018	3,515,499

Total capital loss carryforward	$5,329,654

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $18,765,592 and $19,743,052, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$6,300,238

Aggregate unrealized (depreciation) of investment securities	(3,025,033)

Net unrealized appreciation of investment securities	$3,275,205

Cost of investments for tax purposes is $100,982,514.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of tax accretion, on September 30, 2010, undistributed net investment income (loss) was increased by $14,477 and undistributed net realized gain (loss) was decreased by $14,477. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended September 30,
	2010(a)				2009
	Shares		Amount		Shares	Amount

Sales:
Class A	733,021	(b)	$11,258,712	(b)	785,019	$10,966,063

Class B	65,009		989,456		116,624	1,628,367

Class C	122,330		1,870,602		191,911	2,661,095

Class Y	648		10,000		-0-	-0-

Total Sales	921,008		14,128,770		1,093,554	15,255,525

Dividend Reinvestment:
Class A	161,342		2,473,042		182,042	2,532,334

Class B	23,431		356,965		33,902	469,100

Class C	35,975		550,733		37,672	524,646

Class Y	10		161		-0-	-0-

Total Dividend Reinvestment	220,758		3,380,901		253,616	3,526,080

Repurchases:
Class A	(881,321)		(13,481,359)		(1,442,541)	(19,825,201)

Class B	(281,866	)(b)	(4,298,378	)(b)	(443,008)	(6,046,339)

Class C	(213,484)		(3,261,889)		(271,042)	(3,714,728)

Class Y	-0-		-0-		-0-	-0-

Total Repurchases	(1,376,671)		$(21,041,626)		(2,156,591)	$(29,586,268)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Includes automatic conversion of 109,306 Class B shares into 108,782 Class A shares at a value of $1,673,533.

24        Invesco Van Kampen New York Tax Free Income Fund

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Purposes and Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.
  The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.
  In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
  The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

NOTE 11—Borrowings

During the period ended September 30, 2010, the Acquired Fund entered into a $150,000,000 joint revolving bank credit facility. The Fund terminated its participation in the facility on May 31, 2010.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

Note 13—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco New York Tax-Free Income Fund (the “Target Fund”) in exchange for shares of the Fund. The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

25        Invesco Van Kampen New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
and Shareholders of Invesco Van Kampen New York Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen New York Tax Free Income Fund (formerly known as Van Kampen New York Tax Free Income Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

26        Invesco Van Kampen New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010, through September 30, 2010. The actual ending account value and expenses of the Class Y shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through September 30, 2010 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[3]	Ratio[4]
A	$1,000.00	$1,060.02	$3.77	$1,021.41	$3.70	0.73%

B	1,000.00	1,058.26	4.95	1,020.26	4.86	0.96

C	1,000.00	1,055.26	7.63	1,017.65	7.49	1.48

Y	1,000.00	1,038.33	1.72	1,022.51	2.59	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010, through September 30, 2010 (as of close of business June 1, 2010, through September 30, 2010 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 121 (as of close of business June 1, 2010, through September 30, 2010)/365. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.
[4]	The Class B expense ratio reflects actual 12b-1 fees of less than 1%.

27        Invesco Van Kampen New York Tax Free Income Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco New York Tax-Free Income Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
  The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

28        Invesco Van Kampen New York Tax Free Income Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

29        Invesco Van Kampen New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.39%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30        Invesco Van Kampen New York Tax Free Income Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Van Kampen New York Tax Free Income Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	3,488,295	108,660	205,288	0

31        Invesco Van Kampen New York Tax Free Income Fund

Trustees and Officers
The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	207	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	207	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	207	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	207	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 2500	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Trustees	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC fi le numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-NYTFI-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable
		to Non-Audit Services Provided for
	Fees Billed for Services Rendered to	fiscal year end 9/30/2010 Pursuant to
	the Registrant for fiscal year end	Waiver of Pre-Approval
	9/30/2010	Requirement(1)

Audit Fees	$179,400	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$24,600	0%
All Other Fees	$0	0%

Total Fees	$204,000	0%
PWC billed the Registrant aggregate non-audit fees of $24,600 for the fiscal year ended September 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end September 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 9/30/2010	Percentage of Fees Billed
	That Were Required	Applicable to Non-Audit Services
	to be Pre-Approved	Provided for fiscal year end
	by the Registrant’s	9/30/2010 Pursuant to Waiver of
	Audit Committee	Pre-Approval Requirement(1)

Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended September 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: December 6, 2010

Item 1. Reports to Stockholders.
EXHIBIT INDEX

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.